UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CALIDI BIOTHERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

4475 Executive Drive, Suite 200

San Diego, California 92121

Dear Stockholders:

You are cordially invited to attend the virtual Annual Meeting of Stockholders of Calidi Biotherapeutics, Inc. (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, July 9, 2025, at 9:30 a.m. Pacific Time.

As we believe that a virtual meeting format expands stockholder access and participation and improves communications, the Annual Meeting will be held in a virtual meeting format only. You or your proxyholder will be able to attend the Annual Meeting, vote and submit your questions during the meeting only via live audio webcast by visiting https://meetings.lumiconnect.com/200-624-854-268 (password: calidi2025). To participate in the meeting, you will need to review the information included in the accompanying proxy statement (the “Proxy Statement”) and on your Notice of Availability that we have mailed to you (the Notice of Availability includes your control number and password). You will not be able to attend the virtual meeting in person.

The accompanying notice of the Annual Meeting (the “Notice”) and the Proxy Statement have been made part of this invitation. Details regarding the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice and Proxy Statement. You are entitled to vote at our Annual Meeting and any adjournments, continuations or postponements only if you were a stockholder as of May 19, 2025, and entitled to vote as of such date, as described in the accompanying Proxy Statement. Holders of our voting Common Stock will be entitled to vote on Proposal 1 (Election of Directors Proposal), Proposal 2 (Ratification of appointment of Auditors Proposal), Proposal 3 (Reverse Stock Split Proposal), Proposal 4 (2023 Plan Amendment Proposal), and Proposal 5 (Adjournment Proposal), as further described in the accompanying Proxy Statement. The Board recommends that you vote “FOR” each of the proposals, as outlined in the accompanying Proxy Statement.

We are pleased to comply with the rules of the Securities and Exchange Commission, or SEC, that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2024 (the “2024 Annual Report”). We will mail the Notice of Availability on or about May 29, 2025, and the Notice of Availability contains instructions on how to access our proxy materials over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2024 Annual Report, and a form of proxy card.

Your vote is very important, regardless of the number of shares of our voting Common Stock that you own. Whether or not you expect to attend the Annual Meeting online, please vote as promptly as possible by following the instructions in the accompanying Proxy Statement to ensure your representation and the presence of a quorum at the Annual Meeting.

Details regarding logging onto and attending the virtual meeting over the website and the business to be conducted at the Annual Meeting are described in the accompanying Notice and Proxy Statement. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, even if you intend to attend the Annual Meeting, we ask that you please promptly vote via the Internet or by telephone, or by mail. If you vote via the Internet, vote by telephone, or submit your proxy card, you can still attend the Annual Meeting virtually. Please review the instructions on each of your voting options described in the accompanying Proxy Statement.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary.

The Board of Directors and management of Calidi Biotherapeutics, Inc. look forward to your attendance at the Annual Meeting.

By Order of the Board of Directors,

/s/ James Schoeneck
San Diego, California	James Schoeneck,
May 23, 2025	Chairman

 Important Notice Regarding Internet Availability of Proxy Materials: Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), with respect to the Annual Meeting, we have elected to utilize the “notice and access” option of providing access to all of our proxy materials. On or about May 29, 2025, we expect to mail to our stockholders the Notice of Availability containing instructions on how to access our proxy statement and our 2024 Annual Report. The Notice of Availability provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The proxy statement and our 2024 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2024, are available for viewing, printing and downloading at https://www.astproxyportal.com/ast/27961. All you have to do is enter the control number located on your Notice of Availability. If you would like to request a copy of the material(s) for this stockholder meeting, please follow the instructions provided on the Notice of Availability. This proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2024, are also available on the SEC’s website at http://www.sec.gov.

This proxy statement and our 2024 Annual Report are
available for viewing, printing and downloading at https://www.astproxyportal.com/ast/27961.

4475 Executive Drive, Suite 200
San Diego, California 92121

Notice of Annual Meeting of Stockholders
To Be Held on July 9, 2025

Dear Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of Calidi Biotherapeutics, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, July 9, 2025, at 9:30 a.m. Pacific Time (the “Annual Meeting”) and it will be a completely virtual meeting of stockholders via live audio webcast at https://meetings.lumiconnect.com/200-624-854-268 (password: calidi2025). Only stockholders of record of our outstanding shares of voting Common Stock on May 19, 2025 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments, continuations or postponements thereof that may take place. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect the Class II directors to the board of directors of the Company (“Board”), to hold office until our annual meeting in 2028, or until her or his successor is duly elected and qualified, and / or until his or her earlier resignation or removal (“Election of Directors Proposal”).

2.	To ratify the appointment by the Board of CBIZ CPAs P.C., to serve as the independent auditor for the current fiscal year (“Ratification of appointment of Auditors Proposal”).

3.	To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Appendix A, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, par value $0.0001 per share, which consists of Voting Common Stock and Non-Voting Common Stock, at a ratio between 1-for-2 and 1-for-19 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement.

4.	To approve an amendment to our 2023 Equity Incentive Plan (the “2023 Plan”), to increase the aggregate number of shares of common stock authorized for grant under the 2023 Plan from 393,780 to 3,393,780 (the “2023 Plan Amendment Proposal”).

5.	To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Reverse Stock Split Proposal and the 2023 Plan Amendment Proposal (“Adjournment Proposal”).

If you are a stockholder of record as of the Record Date, you will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting https://meetings.lumiconnect.com/200-624-854-268 (password: calidi2025). To participate in the Annual Meeting, you must have your control number that is shown on your Notice of Availability. Further information about how to attend the Annual Meeting online, vote your shares online during the meeting, and submit questions online during the Annual Meeting is included in the Proxy Statement.

The Board has fixed the close of business on May 19, 2025, as the record date (“Record Date”) for the Annual Meeting. Only holders of our Common Stock entitled to vote of record on the Record Date are entitled to receive Notice of the Annual Meeting and Proxy Statement, and only such stockholders, or their legal proxy holders, are entitled to vote at the Annual Meeting or at any postponements, or continuations, or adjournments of the Annual Meeting. Holders of our shares of voting Common Stock will be entitled to vote on Proposal 1 (Election of Directors Proposal), Proposal 2 (Ratification of appointment of Auditors Proposal), Proposal 3 (Reverse Stock Split Proposal), Proposal 4 (2023 Plan Amendment Proposal) and Proposal 5 (Adjournment Proposal).

We are pleased to comply with the rules of the Securities and Exchange Commission, or SEC, that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2024, or the 2024 Annual Report. We will mail the Notice of Availability on or about May 29, 2025, and the Notice of Availability contains instructions on how to access our proxy materials over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2024 Annual Report, and a form of proxy card.

A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the ten (10) calendar days prior to the Annual Meeting and online during the Annual Meeting.

If you have questions about your stock ownership, you may contact us or our transfer agent, Equiniti Trust Company, LLC, at (877) 248-6417.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. Please note, however, that if your shares are held in “street name” that is held as of record by a broker, bank, or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Further information about how to attend the Annual Meeting online, vote your shares and submit questions is included in the accompanying proxy statement.

On behalf of the Board, we would like to express our appreciation for your continued interest in our company.

By Order of the Board of Directors,

/s/ James Schoeneck
San Diego, California	James Schoeneck
May 23, 2025	Chairman

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on July 9, 2025: Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), with respect to the Annual Meeting, we have elected to utilize the “notice and access” option of providing access to all of our proxy materials. On or about May 29, 2025, we expect to mail to our stockholders the Notice of Availability containing instructions on how to access our proxy statement and our 2024 Annual Report. The Notice of Availability provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The proxy statement and our 2024 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2024, are available for viewing, printing and downloading at https://www.astproxyportal.com/ast/27961. All you have to do is enter the control number located on your Notice of Availability. If you would like to request a copy of the material(s) for this stockholder meeting, please follow the instructions provided on the Notice of Availability. This proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2024, are also available on the SEC’s website at http://www.sec.gov.

Forward-Looking Statements. The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical facts included in the Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual report on Form 10-K, filed with the SEC on March 31, 2025, and other subsequent documents that we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

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PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On July 9, 2025

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Calidi Biotherapeutics, Inc. (“Calidi,” “we,” “us,” “our” or the “Company”) has prepared these materials for its virtual Annual Meeting of Stockholders and any adjournment, continuation, or postponement thereof (the “Annual Meeting”). The Annual Meeting is scheduled to begin at 9:30 a.m. Pacific Time, on Wednesday July 9, 2025. Pursuant to our Second Amended and Restated Certificate of Incorporation, as amended, our common stock, par value $0.0001 per share, consists of Voting Common Stock (“common stock” or “Common Stock”) and Non-Voting Common Stock. All of the Non-Voting Common Stock were issued in connection to the Business Combination, or the Escalation Shares, and are currently held in escrow. Only holders of our shares of Common Stock (Voting) as of the close of business on May 19, 2025, are entitled to vote in this Annual Meeting. Accordingly, unless the context otherwise requires, references in this Proxy Statement to “stockholders” or “holders” are to the holders of record of our Common Stock (Voting).

The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. We believe this technology provides expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting enables increased stockholder attendance and participation from any location around the world. If you are a record holder of shares of our Common Stock at the close of business on May 19, 2025 (the “Record Date”), you are invited to attend the Annual Meeting virtually and to vote on the proposals described in this Proxy Statement.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s, or SEC’s, “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2024 (the “2024 Annual Report”). We are sending the Notice of Availability on or about May 29, 2025, and it contains instructions on how to access those documents over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2024 Annual Report, and a form of proxy card. We are soliciting proxies pursuant to this Proxy Statement for use at the Annual Meeting. Our Proxy Statement and other proxy materials are electronically available at https://www.astproxyportal.com/ast/27961.

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GENERAL INFORMATION ABOUT THE PROXY MATERIALS,
ANNUAL MEETING AND VOTING

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials instead of a Full Set of Proxy Materials?

We are pleased to comply with the SEC rules that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending our stockholders and beneficial owners of our Common Stock a copy of the Notice of Availability instead of paper copies of this proxy statement, our proxy card, and our 2024 Annual Report. We will send the Notice of Availability on or about May 29, 2025.

Detailed instructions on how to access these materials via the Internet may be found in the Notice of Availability. This proxy statement and our 2024 Annual Report are available for viewing, printing and downloading on the Internet at https://www.astproxyportal.com/ast/27961.

We May Use the Full Set Delivery Option in the Future

Although we have elected to use the notice only option in connection with the Annual Meeting, we may choose to use the full set delivery option in the future. By reducing the amount of materials that a company needs to print and mail, the notice only option provides an opportunity for cost savings as well as conservation of paper products. Many companies that have used the notice only option have also experienced a lower participation rate resulting in fewer stockholders voting at their annual meeting. We plan to continue to evaluate the future possible cost savings as well as the possible impact on stockholder participation as we consider which option we use in the future.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Wednesday, July 9, 2025, at 09:30 a.m., Pacific Time, via audio webcast. Record holders of shares of our common stock as of the close of business on May 19, 2025, the record date for the Annual Meeting (the “Record Date”), are entitled to vote at the Annual Meeting on all matters to be voted upon.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by audio webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of record of Common Stock as of the close of business on the Record Date, and if you hold a valid proxy for the Annual Meeting. No physical meeting will be held. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://meetings.lumiconnect.com/200-624-854-268 (password: calidi2025). You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice of Availability. To participate in the Annual Meeting, you must have your control number that is shown on your Notice of Availability.

The online meeting will begin promptly at 8:00 a.m., Pacific Standard Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone or similar companies.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares directly through our transfer agent, Equiniti Trust Company, LLC), you do not need to register to attend the Annual Meeting virtually on the Internet. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting https://meetings.lumiconnect.com/200-624-854-268 (password: calidi2025). To participate in the Annual Meeting, you must have your control number that is shown on your Notice of Availability. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained in the Notice of Availability and in the section titled “How do I vote?” below.

If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your Notice of Availability will be sent to you by that organization. The organization holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

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What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance, should you need it, you may call (877) 248-6417.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Wendy Pizarro Campbell, Chief Legal Officer, and Andrew Jackson, Chief Financial Officer, as your proxy holders. Either one of the proxy holders will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Who can vote at the Annual Meeting?

Only our stockholders of record of our Common Stock at the close of business on the Record Date, or their legal proxy holders are entitled to notice and vote at the Annual Meeting and at any adjournments or postponements thereof. As of the Record Date, there were 31,792,580 shares of Common Stock issued and outstanding, entitled to vote.

We are not aware of any other matter, and there will be no other matter, to be acted upon at the Annual Meeting other than the matters described in this Proxy Statement.

What are the voting rights of the stockholders?

As of the Record Date, there were 31,792,580 shares of Common Stock issued and outstanding and entitled to vote.

Common Stock. Each share of our Common Stock outstanding as of the Record Date is entitled to one (1) vote per share on all matters properly brought before the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares of Common Stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. If you are a stockholder of record entitled to vote, you may vote during the Annual Meeting, via the Internet, by mail, or by telephone as described below. Giving a proxy will not affect your right to vote during the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below or by paper proxy card, fill out and return the proxy card mailed to you, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Proxy Statement is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Stockholders holding shares through a bank or broker should follow the instructions on the voting instruction card received from the bank or broker. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting or ask questions.

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What am I voting on?

The list below sets out the matters scheduled for a vote at the Annual Meeting. Holders of Common Stock are entitled to, and are being asked to, vote on:

Proposal 1:	To elect the Class II directors to the board of directors of the Company (“Board”), to hold office until our annual meeting in 2028, or until her or his successor is duly elected and qualified, and / or until his or her earlier resignation or removal (“Election of Directors Proposal”).

Proposal 2:	To ratify the appointment by the Board of CBIZ CPAs P.C., to serve as the independent auditor for the current fiscal year (“Ratification of appointment of Auditors Proposal”).

Proposal 3:	To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Appendix A, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, par value $0.0001 per share, which consists of Voting Common Stock and Non-Voting Common Stock, at a ratio between 1-for-2 and 1-for-19 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement.

Proposal 4:	To approve an amendment to our 2023 Equity Incentive Plan (the “2023 Plan”), to increase the aggregate number of shares of common stock authorized for grant under the 2023 Plan from 393,780 to 3,393,780 (the “2023 Plan Amendment Proposal”).

Proposal 5:	To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Reverse Stock Split Proposal and the 2023 Plan Amendment Proposal (“Adjournment Proposal”).

How do I vote?

You are invited to attend the virtual Annual Meeting online to vote on the proposals described in this Proxy Statement during the Annual Meeting. If you are a stockholder of record entitled to vote the shares, you may vote your shares by simply following the instructions below to vote via the Internet, by telephone or by mail. Even if you intend to attend the Annual Meeting online, we encourage you to vote your shares in advance using one of the methods described below to ensure that your vote will be represented at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares of Common Stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. If you are a stockholder of record of Common Stock entitled to vote then you may vote those shares at https://meetings.lumiconnect.com/200-624-854-268 (password: calidi2025) during the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at that time even if you have already voted by proxy. If voting online or by telephone, you have until 11:59 PM EST on July 8, 2025, to vote.

●	Voting via the Internet. To vote through the Internet before the Annual Meeting, go to www.voteproxy.com and follow the on-screen instructions to complete an electronic proxy card. You will need to review the information included in your Notice of Availability. We encourage you to vote via the Internet. Vote online/ by phone until 11:59 PM EST the day before the meeting.

●	Voting by telephone. To vote over the telephone, 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice of Availability.

●	Voting by mail. If you have requested printed copies of proxy materials, you can vote by mailing your proxy card as described in the proxy materials.

●	Voting at the Annual Meeting. To vote at the Annual Meeting, you must join live online at visit https://meetings.lumiconnect.com/200-624-854-268 (password: calidi2025). The webcast will start at 9:30 a.m., Pacific Time. To participate and vote in the Annual Meeting, you will need to review the information included on your proxy card or on the instructions included in the instructions that accompanied your proxy material. You may vote and submit questions while attending the Annual Meeting online.

Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern time on July 8, 2025, and mailed proxy cards must be received by the close of business on July 8, 2025, the day before the Annual Meeting, for your vote to count. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares of Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding those shares is considered to be the stockholder of record for purposes of the Annual Meeting. As a beneficial owner, you have the right to direct the organization holding those shares regarding how to vote such shares. You should have received a notice containing voting instructions from the organization that holds those shares. Follow the instructions provided by that organization to ensure that your vote is counted. To vote at the Annual Meeting, contact the organization that holds your shares for instructions regarding obtaining a legal proxy. Follow the instructions from your broker or bank or contact your broker or bank to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions; however, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Can I Vote My Shares by Filling Out and Returning the Notice of Internet Availability of Proxy Materials?

No. The Notice of Availability only contains instructions on how to vote by proxy via the Internet, by telephone, by requesting and returning a paper proxy card, or by voting online while virtually attending the Annual Meeting.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record entitled to vote and do not vote by telephone, through the Internet, by completing your proxy card, or at https://meetings.lumiconnect.com/200-624-854-268 (password: calidi2025) during the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules.

Proposals 1, and 4 are considered “non-routine” under New York Stock Exchange rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposals 2, 3 and 5 are considered “routine” under New York Stock Exchange rules and thus, if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on such Proposals.

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If you are a beneficial owner of shares held in “street name” you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from such organization in order to ensure your shares are voted in the way you would prefer.

Who am I being asked to appoint as proxy holders and what does it mean?

Our Board of Directors asks you to appoint Wendy Pizarro Campbell, Chief Legal Officer, and Andrew Jackson, the Chief Financial Officer, as your proxy holders to vote your shares at the Annual Meeting. You make this appointment by voting by telephone, through the Internet, or by completing your proxy card.

If appointed by you, either one of the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by our Board.

Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by our Board of Directors at the time this Proxy Statement was printed and which, under our amended and restated bylaws, as further amended (together the “Bylaws”), may be properly presented for action at the Annual Meeting. As of the date of this Proxy Statement, our Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit a properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the Internet.

●	You may send a timely written notice that you are revoking your proxy to Wendy Pizarro Campbell, Corporate Secretary, or Andrew Jackson, Chief Financial Officer, which is received by the Company or Equiniti Trust Company, LLC.

●	You may attend the Annual Meeting via the live webcast and vote. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request, or you vote at the Annual Meeting.

Your most recent vote, whether at the Annual Meeting, by proxy card or by telephone or Internet proxy, is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

Stockholders holding shares through a bank or broker should follow the instructions for revocation provided by the bank or broker.

How many votes are needed to approve each proposal?

●	Proposal 1: Directors shall be elected by a plurality of the votes cast by the stockholders present at the Annual Meeting or represented by proxy and entitled to vote on the matter (meaning that the director nominees who receive the highest number of shares voted “for” their election are elected). If nominees are unopposed, their election requires one or more “for” votes. You may vote for all the director nominees, withhold authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the nominees. The Board recommends that you vote “FOR” Proposal 1.

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●	Proposal 2: The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 2. Abstentions will have no effect on the outcome of Proposal 2. We understand that this Proposal 2 will be considered “routine” by the NYSE American and, because brokers have discretionary authority to vote on Proposal 2, we do not expect any broker non-votes in connection with this proposal. The Board recommends that you vote “FOR” Proposal 2.

●	Proposal 3: The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 3. Abstentions will have no effect on the outcome of Proposal 3. We understand that this Proposal 3 will be considered “routine” by the NYSE American and, because brokers have discretionary authority to vote on Proposal 3, we do not expect any broker non-votes in connection with this proposal. The Board recommends that you vote “FOR” Proposal 3.

●	Proposal 4: The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 4. Abstentions will have no effect on the outcome of Proposal 4 and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on Proposal 4. This Proposal 4 will be considered “non-routine” by the NYSE and, because brokers will not have discretionary authority to vote on Proposal 4, we expect broker non-votes in connection with this proposal. The Board recommends that you vote “FOR” Proposal 4.

●	Proposal 5: Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting; provided, that in the absence of a quorum, the affirmative vote of the holders of a majority of the shares represented thereat is required for approval of the Adjournment Proposal. Abstentions will have no effect with respect to the vote on the Adjournment Proposal (assuming the presence of a quorum), or, in the absence of a quorum, will have the same effect as a vote “AGAINST” the Adjournment Proposal. We understand that this Adjournment Proposal will be considered “routine” by the NYSE, we do not expect any broker non-votes in connection with this proposal. The Board recommends that you vote “FOR” Proposal 5.

What is the quorum requirement?

A quorum is the minimum number of shares required to be present or represented by proxy at the Annual Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence, in person or by proxy, of one-third (1/3) of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. There were 31,792,580 shares of our Common Stock outstanding and entitled to vote on the Record Date (excluding the Escalation Shares which are Non-Voting Common Stock) Therefore, a quorum will be present if 10,586,930 shares of our Common Stock, are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of Common Stock represented in person at the meeting.

Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Annual Meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote by telephone, over the Internet or at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the Annual Meeting, then under our Bylaws either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in the Bylaws until a quorum is present or represented. At any recessed or adjourned meeting at which a quorum is present or represented, any business may be transacted that could have been transacted at the meeting as originally noticed.

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Therefore, if the shares present in person or represented by proxy at the Annual Meeting are not sufficient to constitute a quorum, the stockholders by a vote of the holders of a majority of votes present in person or represented by proxy (which may be voted by the proxyholders) may, without further notice to any stockholder (unless a new record date is set), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum. If a quorum is not present at the Annual Meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four (4) business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four (4) business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. No stockholder has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Our directors and employees may solicit proxies in person, by telephone, or by other means of communication. No directors or employees will be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks, dealers and other similar organizations for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you need assistance completing your proxy card or have other questions regarding the Annual Meeting stockholders, banks and brokers can contact us by email at ir@calidibio.com or by phone (858) 794-9600.

Householding of Proxy Materials

We have adopted an SEC approved procedure called “householding.” This procedure potentially means extra convenience for stockholders and cost savings for companies. Under this procedure, we send only one copy of the Notice of Annual Meeting of Stockholders, and Notice of Availability, to stockholders of record who share the same address and last name, unless one of those stockholders notifies us that the stockholder would like a separate copy of such documents. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice of Annual Meeting of Stockholders, and proxy materials from the other stockholder(s) sharing your address, please direct your written request to Calidi Biotherapeutics, Inc., Attention: Corporate Secretary, 4475 Executive Drive, Suite 200, San Diego, California 92121 or contact us by phone at (858) 794-9600. We undertake to deliver promptly, upon any such oral or written request, a separate copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and proxy materials, to a stockholder at a shared address to which a single copy of these documents was delivered. Similarly, if stockholders of record sharing the same address are receiving multiple copies of the Notice of Annual Meeting of Stockholders, Proxy Statement and proxy materials, and such stockholders would like a single copy to be delivered to them in the future, such stockholders may make such a request by contacting us by the means described above.

If you wish to update your participation in householding and you are a beneficial owner who holds shares in “street name” with a broker, bank or other nominee, you may contact your broker, bank, or other nominee or our mailing agent, Equiniti Trust Company, LLC at (877) 248-6417.

Postponement or Adjournment of the Annual Meeting

When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the Annual Meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which may have been transacted at the Annual Meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

Interest of Certain Persons in Matter to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposals 1, 2, 3, 4 or 5, that is not shared by all other stockholders.

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PROPOSAL 1: ELECTION OF DIRECTORS

General

Our Bylaws provide that our Board of Directors may establish the authorized number of directors from time to time by resolution. The Board of Directors is currently comprised of five (5) members. On April 17, 2025, upon the appointment of Mr. Eric Poma as the new Chief Executive Officer of the Company and a director on the Board (effective April 22, 2025), the members of the Nominating and Corporate Governance Committee (the “Committee”) together with the member of the Board determined that it would be in the best interests of the Company to increase the size of the Board from five (5) members to six (6) members, thereby increasing the number of Class I directors from one (1) to two (2). Accordingly, our Board of Directors will be comprised of six (6) members, following the election of the Class II nominees in this Annual Meeting.

In a Stockholders’ Special Meeting held on June 6, 2024, the stockholders approved and adopted a proposal to elect seven directors to serve staggered terms on the Board of Directors upon the consummation of the Business Combination until the first, second and third annual meetings of stockholders following the date of effectiveness of the Second Amended and Restated Certificate of Incorporation of the Company, as applicable, or until the election and qualification of their respective successors, or until their earlier resignation, removal or death. In accordance with the Second Amended and Restated Certificate of Incorporation, the board of directors is divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The term of the initial Class I Directors expires at the first annual meeting of the stockholders of the Company following the effectiveness of the Second Amended and Restated Certificate of Incorporation; the term of the initial Class II Directors expires at the second annual meeting of the stockholders of the Company following the effectiveness the Second Amended and Restated Certificate of Incorporation; and the term of the initial Class III Directors will expire at the third annual meeting of the stockholders of the Company following the effectiveness of the Second Amended and Restated Certificate of Incorporation. As of the date of this proxy statement, the Class I, Class II and Class III directors are as follows:

●	Alan Stewart and Eric Poma serve as the Class I directors;
●	James Schoeneck and George Peoples serve as the Class II directors; and
●	Allan Camaisa and Scott Leftwich serve as the Class III directors.

Directors Nominees
Director Nominee	Position/Title	Age*	Served From
James Schoeneck	Class II Director	67	July 2020 – Present
	Chairman of the Board of Directors
	Audit Committee Member
	Compensation Committee Member
	Nominating and Corporate Governance Committee Member

George Peoples	Class II Director	63	July 2024 – Present
	Compensation Committee Member

* As of the date of this proxy statement.

For information as to the shares of our common stock beneficially owned by the nominees, see the section “Securities Ownership of Certain Beneficial Owners and Management”, and as to other Board matters, see the section “Board Information.”

The following is a biographical summary for our nominees for election as Class II directors:

James Schoeneck. Mr. Schoeneck has been a director of Calidi since July 2020. Mr. Schoeneck is also currently a member and Chairman of the Board at Fibrogen Inc (Nasdaq: FGEN) since April 2010, and also previously served as its Interim CEO from January 2019 to February 2020. From November 2015 to March 2018, Mr. Schoeneck was a director of Anaptysbio, Inc (Nasdaq: ANAB), a therapeutic antibody development company for severe disease. He was previous a director of the Board of Depomed, Inc. in 2007, and also served as its President and CEO from April, 2011 to March 2017, and led Depomed’s transformation into a commercial specialty pharmaceutical company. From 2005 until 2011, he was CEO of BrainCells Inc, a privately-held biopharmaceutical company. Mr. Schoeneck’s diverse biotech experience further includes serving as CEO of ActivX BioSciences, Inc., a development-stage biotechnology company from 2003 to 2004, three years as President and CEO of Prometheus Laboratories Inc, a pharmaceutical and diagnostics product company, from 1999 to 2003, as well as three years from 1996 to 1999 as Vice President, Commercial and General Manager, Immunology, at Centocor Inc (now Janssen Biotech, Inc.). Mr. Schoeneck holds a B.S. in Education from Jacksonville State University. Mr. Schoeneck is well qualified to serve as our director based on the above qualifications, his executive management leadership, and his extensive experience in the biotechnology and pharmaceutical industry.

George Peoples Jr., M.D., F.A.C.S. Dr. Peoples has been a director of Calidi since July 1, 2024. Dr. Peoples served 30 years of active duty as a surgeon and research scientist in the military. Dr. Peoples is currently a Professor of Surgery at Uniformed Services University of the Health Sciences (USUHS) and a Professor (adjunct) of Surgical Oncology at MD Anderson Cancer Center (MDACC). In addition, Dr. Peoples is also the Founder and CEO of Cancer Insight, and the Founder and a director of the Cancer Vaccine Development Program. He also currently serves as a Board Member for Texas Biomedical Research Institute since 2019 and as a Trustee for San Antonio Medical Foundation since 2017. Dr. Peoples is a graduate of the United States Military Academy, West Point and the Johns Hopkins School of Medicine. He completed his surgical training at Harvard’s Brigham and Women’s Hospital and also completed a postdoctoral fellowship at the Laboratory of Biologic Cancer Therapy at Harvard Medical School. He then completed a surgical oncology fellowship at MDACC prior to becoming the Chief of Surgical Oncology at WRAMC. He has published over 300 peer-reviewed manuscripts, abstracts, and book chapters on immuno-oncology and cancer vaccine development. Dr. Peoples received his M.D. from Johns Hopkins University School of Medicine in 1988 and his Bachelor of Science from the United States Military Academy in 1984.

Required Vote and Recommendation

The Class II Directors shall be elected by a plurality of the votes cast, whether present or represented by proxy, and entitled to vote at the Annual Meeting. The two (2) Class II nominees receiving the highest number of “FOR” votes will be elected to serve on our Board until our annual meeting of stockholders in 2028, or until her or his successor is duly elected and qualified, and / or until his or her earlier resignation or removal. Withholding the authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes are not considered votes cast and will also have no effect on the election of the nominees. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR THIS PROPOSAL NO. 1.

EXECUTIVE OFFICERS OF THE COMPANY

Executive Officers	Position/Title	Age*
Eric Poma	Chief Executive Officer, and Class I Director	53
Andrew Jackson	Chief Financial Officer	56
Boris Minev	President of Medical and Scientific Affairs	63
Wendy Pizarro Campbell	Chief Administrative Officer, Chief Legal Officer, Chief Diversity Officer and Corporate Secretary	55

* As of the date of this proxy statement.

The following is the biographical summary of our executive officers.

Eric Poma. Dr. Poma was appointed as the Chief Executive Officer and director of Calidi effective April 22, 2025. Most recently, Dr. Poma served as CEO and as a member of the board of directors at Molecular Templates (NASDAQ: MTEM), a clinical-stage biotechnology company, from February 2009 until January 2025. From March 2005 to September 2008, Dr. Poma served as Vice President, Business Development of Innovive Pharmaceuticals. From 2001 to 2005, Dr. Poma held various senior level positions at Imclone Systems, Inc. From 2000 to 2001 Dr. Poma served as an analyst at Eagle Growth Investors, LLC. Dr. Poma received a Ph.D. in Microbiology and Immunology from University of North Carolina at Chapel Hill, an M.B.A. from Leonard N. Stern School of Business and a Bachelor of Science in Biology from University of North Carolina at Chapel Hill.

The Board has determined that Dr. Poma is qualified for the position considering his education, career history, and management experience in the industry.

Andrew Jackson. Mr. Jackson has been the Chief Financial Officer since October 30, 2023. Mr. Jackson is a financial executive with over 25 years of corporate finance experience with success in publicly traded companies and venture capital backed startups. Mr. Jackson most recently served as Chief Financial Officer of Eterna Therapeutics Inc. from May 2022 to May 2023. Prior to his position at Eterna Therapeutics, Mr. Jackson served as the Chief Financial Officer of Ra Medical Systems, Inc. from April 2018 until May 2022, and as its Interim Chief Executive Officer from August 2019 to March 2020. From October 2016 to April 2018, he was Chief Financial Officer for AltheaDx, Inc, a molecular diagnostics company specializing in precision medicine. From March 2014 to March 2016, Mr. Jackson held senior financial positions, including Chief Financial Officer, at Celladon Corporation, a publicly traded, clinical stage biotechnology company. From April 2013 to March 2014, he held senior financial positions at Sapphire Energy, an industrial biotechnology company. Mr. Jackson received a MSBA in Finance in December 2006 from San Diego State University and a BSB in Accounting in June 1992 from the University of Minnesota. He is a certified public accountant (inactive).

The Board has determined that Mr. Jackson is qualified for the position considering his education, career history, and management experience in the Company and industry.

Wendy Pizarro Campbell, Esq. Ms. Campbell has been our Chief Legal Officer and Chief Diversity Officer since September 2021, and our Chief Administrative Officer and Corporate Secretary since December 2021. Ms. Campbell has over 20 years of experience in corporate and business law. From January 2010 to September 2021, she founded and led California Law Partners, a boutique law firm primarily serving as outside general counsel, corporate counsel and the lead crisis manager to select high net worth multi-family offices. She has directed legal strategy related to risk management, compliance and operations to manage and grow an asset portfolio of over $1.5 billion in multi-generational wealth with over 60% of the portfolio in private investments. From 1997 to 2002, Ms. Campbell previously worked with leading Silicon Valley law firms, including Venture Law Group and DLA Piper in Palo Alto, on numerous general corporate and intellectual property matters and corporate securities transactions for disruptive technology companies in all phases of their life cycles from start-up to liquidity event (IPO and M&A) primarily in small teams serving infrastructure and e-commerce. Since September 2019, Ms. Campbell is also a co-founder and investor of Never Train Alone, a mobile application, where she designed the software user interface for an Apple iOS app related to mobile fitness, corporate wellness and preventative health. Ms. Campbell has received numerous guest speaking engagements and awards, including recognition as one of Discover Magazine’s Power Women of San Diego in 2021. Ms. Campbell is also active as a community leader and volunteer and is currently a board member of the Tec 3 Foundation in Rancho Santa Fe, CA and a lifetime member of Rady Children’s Hospital Auxiliary, previously serving as a unit officer and board member from 2014 – 2016. Ms. Campbell received a J.D. from the Harvard Law School, M.ST. from the University of Oxford, and an M.A. and B.A. from Yale University graduating magna cum laude with honors in distinction. Ms. Campbell is a member of the State Bar of California and U.S. District Court, Southern District of California.

The Board has determined that Ms. Campbell is qualified for the position considering her education, career history, and experience in the Company and industry.

Boris Minev, M.D. Since June 2015, Dr. Minev has been the President of Medical and Scientific Affairs of Calidi since June 2021. Dr. Minev is a highly accomplished physician-scientist with extensive industrial and academic experience in Immuno-Oncology, oncolytic viruses and stem cell biology and applications. From November 2010 to June 2015, he was the Director of Immunotherapy and Translational Oncology at Genelux Corp, where he was directing several preclinical and translational projects on oncolytic virotherapy, immunotherapy, and nanotechnology. Dr. Minev has also been an adjunct professor at the Moores UCSD Cancer Center since July 2015, and he has also previously served as Principal Investigator and Director, Laboratory of Tumor Immunology and Immunotherapy from July 2000 to June 2015, where he focused his research on the discovery of new target antigens for immunotherapy of cancer and the development of optimized cancer vaccines. Dr. Minev is a member of the Scientific and Clinical Advisory Boards of several biotechnology companies and has been an advisor for Amgen Inc. (Nasdaq: AMGN), Johnson & Johnson (NYSE: JNJ), Geron Corp (Nasdaq: GERN), McKinsey Consulting Services, Inc. and Thomson Current Drugs. Dr. Minev received his M.D. from the School of Medicine in Sofia, Bulgaria.

The Board has determined that Mr. Minev is qualified for the position considering his education, career history, and experience in the Company and industry.

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OTHER DIRECTORS ON OUR BOARD

Class I Directors

The following is the biographical summary of our Class I Directors:

Eric Poma. Dr. Poma was appointed as the Chief Executive Officer and director of Calidi effective April 22, 2025. For further details, please see description of Dr. Poma’s profile under “Executive Officers of the Company,” above.

Alan R. Stewart. Mr. Stewart has been a director of Calidi since October 10, 2023. Mr. Stewart has extensive experience as a financial executive and board member with a proven track record in diverse industries. He is currently the Chief Financial Officer of Soundthinking, Inc., a publicly traded SaaS software company specializing in wide-area acoustic gunshot detection. Since his appointment, he has successfully led the company through an IPO on the Nasdaq market, facilitated significant growth, and completed acquisitions of technology providers. Mr. Stewart’s prior roles include serving as President of Fit Advisors, LLC, where he launched a successful consultancy and completed numerous M&A transactions in various industries. He also served as a Managing Director at RA Capital Advisors, LLC, specializing in M&A and financing transactions. Mr. Stewart has a strong educational background, holding an M.B.A. in Finance from Harvard Business School and a Bachelor of Science with Distinction in Oceanography from the United States Naval Academy. He has served as a FINRA Licensed Agent with Series 63 and Series 79 credentials (Inactive).

Class III Directors

The following is the biographical summary of our Class III Directors:

Allan Camaisa. Mr. Camaisa has been a director of Calidi since February 2018 and resigned as the Chairman and Chief Executive Officer of the Company effective April 21, 2025. Mr. Camaisa is a serial entrepreneur, investor, and technologist, with proven leadership skills in bootstrapping startups. His accomplishments include four successful exits sold to publicly-traded Fortune 1000 companies, authorship of seven US patents, and an Ernst & Young Entrepreneur of the Year award. Mr. Camaisa was previously a director of snaploT, Inc., a self-service enabled clinical platform designed to create, launch, and manage clinical trials from January 2013 to September 2020. From August 2014 to May 2017, Mr. Camaisa was the CEO and Chairman of Parallel 6, Inc., a digital mobile/cloud software platform for managing pharmaceutical patient clinical trials. In 2005, Mr. Camaisa founded Anakam, Inc., a software security company for managing digital access to medical records, and also served as Anakam’s Chief Executive Officer from January 2005 to October 2010. Before beginning his career in business, Mr. Camaisa served eight years as a surface warfare officer in the US Navy. He graduated from the United States Naval Academy with a B.S. in Engineering, and also completed the Owner/President Management program at Harvard Business School. Mr. Camaisa is well qualified to serve as our director because of his extensive leadership experience serving as a director on the board of directors of other companies, including in the healthcare sector.

Scott Leftwich. Mr. Leftwich was an early investor and has been a director of Calidi since May 2019. In addition, since 2017 Mr. Leftwich has been an investor and member of the Board of Advisors at Skopos Labs, Inc. Mr. Leftwich’s experience includes serving in various executive positions in private companies, overseeing substantial growth and liquidity events with Fortune 1000 companies. From December 2011 to April 2016, Mr. Leftwich was the CEO and General Manager at InterMedHx, LLC, a healthcare software company, which was acquired by Cerner Corporation in 2014. From September 2005 to December 2011, he was the COO and general manager at Anakam, Inc., a security software company focused on the protection of personal healthcare information within patient-facing portals. Anakam was acquired by Equifax (NYSE: EFX) in 2010. Mr. Leftwich is also a retired Naval officer who served as a P-3 pilot in the Navy and retired with the rank of Commander. Mr. Leftwich holds an MBA (with honors) from Harvard Business School, in addition to a B.S. (with distinction) from the US Naval Academy. Mr. Leftwich is well qualified to serve as our director based on the above qualifications and his executive experience in public and private companies in the healthcare industry.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and the accompanying footnotes sets forth information regarding the beneficial ownership of shares of Common Stock of the Company as of the Record Date, by:

●	each of our named executive officers;

●	each of our directors;

●	all of our current directors and named executive officers as a group; and

●	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess sole or shared voting (which includes the power to vote or to direct the voting of) or investment power (which includes the power to dispose of or to direct the disposition of) that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days. To our knowledge, no shares beneficially owned by any executive officer, director or director nominee have been pledged as security. In addition, this table is based upon information Schedules 13D or 13G filed with the SEC.

The beneficial ownership information below is based on an aggregate of approximately 31,792,580 shares of Common Stock (excluding 1,800,000 Non-Voting Common Stock held in escrow) of Common Stock issued and outstanding as of the Record Date. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned securities.

Title of Class	Name of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership	Percent of Class
	Directors and Executive Officers
Common Stock	Eric Poma (2) Chief Executive Officer and Director	0	n/a
Common Stock	Andrew Jackson (3) Chief Financial Officer	12,499	*
Common Stock	Wendy Pizarro Campbell (4) Chief Legal Officer	35,168	*
Common Stock	Boris Radoslavov Minev (5) President of Medical and Scientific Affairs	64,870	*
Common Stock	Allan Camaisa (6) Director	1,294,674	4.0%
Common Stock	Scott Leftwich (7) Director	390,860	1.2%
Common Stock	Alan R. Stewart (8) Director	46,429	*
Common Stock	James Schoeneck (9) Director and Chairman of the Board	334,656	1.0%
Common Stock	George Peoples (10) Director	16,186	*
	All executive officers and directors as a group (9 individuals)	2,195,342	6.7%

	Beneficial owners of more than 5%
	Armistice Capital, LLC (11) 510 Madison Ave., 7th Floor, New York, NY 10022	3,359,661	10.6%

* Represents a percentage that is less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Calidi Biotherapeutics, Inc., 4475 Executive Drive, Suite 200, San Diego, California 92121.
(2)	Dr. Poma was appointed as the Chief Executive Officer and as a director effective April 22, 2025.
(3)	These shares are issuable upon exercise of vested options within sixty (60) days.
(4)	Includes (i) 7,234 shares of Common Stock held by Wendy Pizarro Campbell, (ii) 18,930 shares of Common Stock issuable upon exercise of vested options within sixty (60) days held by Ms. Campbell, and (iii) 9,004 shares of Common Stock held by Gerwend, LLC, an entity in which Ms. Campbell is a managing member. As such, Ms. Campbell may be deemed to have shared voting, investment and dispositive power with respect to the shares held by Gerwend, LLC. Ms. Campbell disclaims beneficial ownership of these shares except to the extent of her pecuniary interest, if any, therein.
(5)	Includes (i) 42,446 shares of Common Stock and (ii) 22,424 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.
(6)	Includes (i) 66,712 shares of Common Stock held by Allan Camaisa, (ii) 16,814 shares of Common Stock issuable upon exercise of vested options within sixty (60) days held by Mr. Camaisa, (iii) 46,972 shares of Common Stock issuable upon exercise of warrants within sixty (60) days held by Mr. Camaisa, (iv) 274,280 shares of Common Stock issuable upon exercise of vested options within sixty (60) days held by AJC Capital, LLC (“AJC”), (v) 281,513 shares of Common Stock held by AJC, and (vi) 608,383 shares of Common Stock held by Jamir Trust. Mr. Camaisa is the sole managing member and owner of AJC and the sole trustee of Jamir Trust; as such, Mr. Camaisa may be deemed to have beneficial ownership of the Common Stock held by AJC and Jamir Trust.
(7)	Includes (i) 67,774 shares of Common Stock held by Scott Leftwich, (ii) 81,321 shares of Common Stock issuable upon exercise of vested options within sixty (60) days held by Mr. Leftwich, (iii) 50,000 shares of Common Stock issuable upon exercise of warrants within sixty (60) days held by Mr. Leftwich, (iv) 176,057 shares of Common Stock held by SECBL, LLC (“SECBL”), (v) 15,708 shares of Common Stock held by WEBCL, LLC (“WEBCL”). Mr. Leftwich is the managing member of SECBL and WEBCL; as such, Mr. Leftwich may be deemed to have beneficial ownership of the common stock held by SECBL and WEBCL.
(8)	Includes (i) 28,976 shares of Common Stock and (ii) 17,453 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.
(9)	Includes (i) 13,579 shares of Common Stock held by James Schoeneck, (ii) 53,225 shares of Common Stock issuable upon exercise of vested options within sixty (60) day held by Mr. Schoeneck, (iii) 4,163 shares of Common Stock held by Mr. Schoeneck and his wife, (iv) 96,389 shares of Common Stock held by the James & Cynthia Schoeneck Family Trust, of which Mr. Schoeneck is a trustee, and (v) 167,300 shares of Common Stock issuable upon exercise of warrants within sixty (60) days held by the James & Cynthia Schoeneck Family Trust, of which Mr. Schoeneck is a trustee. As such, Mr. Schoeneck may be deemed to have shared voting, investment and dispositive power with respect to the shares held by the James & Cynthia Schoeneck Family Trust. Mr. Schoeneck disclaims beneficial ownership of these shares except to the extent of his pecuniary interest, if any, therein.
(10)	These shares are issuable upon exercise of vested options within sixty (60) days.
(11)	Based on the Schedule 13G filed by Armistice Capital, LLC (“Armistice Capital”) and Steven Boyd with the SEC on May 15, 2025, Armistice Capital beneficially owned 3,359,661 common shares, with shared voting and dispositive power. The investment manager of Armistice Capital Master Fund Ltd. (the “Master Fund”), the direct holder of the common shares, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over the securities of the Company held by the Master Fund and thus may be deemed to beneficially own the securities of the Company held by the Master Fund. Mr. Boyd, as the managing member of Armistice Capital, may be deemed to beneficially own the securities of the Company held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the Company directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital. According to the Company’s records, The Master Fund holds 2,100,000 shares of common stock warrants exercisable within sixty (60) days. These warrants include a 4.99% beneficial ownership limitation provision. The Company has no knowledge of how many common shares Armistice Capital held as of the Record Date.

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DIRECTOR AND EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information regarding total compensation awarded to, earned by, and paid to certain individuals for services rendered to Calidi in all capacities for the fiscal years ended December 31, 2024 and December 31, 2023, as required by Item 402(m)(2) of Regulation S-K of the Securities Act. We refer to these individuals collectively as our “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	All Other Compensation(2)	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	Total Compensation
Eric Poma(3)	2023	-	-	-	-	-	-	-	-
Chief Executive Officer and Director	2024	-	-	-	-	-	-	-	-

Allan Camaisa(4)	2023	$257,240	$-	$-	$130,332	$48,940	$-	$-	$436,512
Former Chief Executive Officer and Chairman of the Board	2024	$450,000	$-	$-	$4,341	$54,780	$-	$-	$509,121

Andrew Jackson(5)	2023	66,154	$-	$-	$-	$5,481	$-	$-	$71,635
Chief Financial Officer	2024	$430,000	$-	$-	$42,805	$44,075	$-	$-	$516,880

Wendy Pizarro Campbell(6)	2023	$245,219	$-	$-	$-	$50,185	$-	$-	$295,404
Chief Legal Officer, Chief Administrative Officer, Chief Diversity Officer and Corporate Secretary	2024	$415,385	$-	$-	$14,372	$54,258	$-	$-	$484,015

Boris Minev, Ph.D.	2023	$320,192	$30,000	$-	$-	$49,904	$-	$-	$400,096
President, Medical & Scientific Affairs	2024	$375,000	$-	$-	$4,453	$38,278	$-	$-	$417,731

(1)	This column reflects the aggregate grant date fair value of option awards granted during the year measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718, the basis for computing stock-based compensation in Calidi’s consolidated financial statements. This calculation assumes that the named executive officer will perform the requisite service for the award to vest in full as required by SEC rules. The assumptions we used in valuing options are described in Note 9 to Calidi’s consolidated financial statements included in the 2024 Annual Report. These amounts do not reflect the actual economic value that will be realized, if any, by the named executive officer upon vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(2)	This column reflects the aggregate value of other categories of payment, consisting of costs of medical, dental, vision, life and disability insurance coverage, commuter reimbursement fees and cell phone plan costs, paid by Calidi, as well as deferred salary, if any, for certain individuals as discussed in the notes below.
(3)	Dr. Poma was appointed as the Chief Executive Officer of the Company, effective April 22, 2025.
(4)	Effective April 22, 2025, Mr. Camaisa’s services as Chief Executive Officer of Calidi were terminated. Mr. Camaisa continues to serve as a Class III director of the Company and assumed the title of CEO Emeritus.
(5)	Mr. Jackson was appointed as the Chief Financial Officer of the Company on October 30, 2023.
(6)	In addition to the other payments referenced in note (2), under the terms of her employment contract, Ms. Campbell had deferred salary in the amount of $325,105 for 2022 which was paid upon the Company completing the Business Combination in September 2023. For a brief description of the deferral arrangement see “Agreements with Named Executive Officers” below. As of December 31, 2023, there was no deferred salary payable to Ms. Campbell.

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Narrative Disclosure to Summary Compensation Table

Agreements with Named Executive Officers

We have employment agreements or offer letters with each of our named executive officers. The material terms of each of these agreements are described below. These agreements provide for base salaries and incentive compensation, and each component reflects the scope of each named executive officer’s anticipated responsibilities and the individual experience they bring to our company. The employment of each of our named executive officers is “at will” and may be terminated at any time. In addition, each of our named executive officers has executed a form of our standard proprietary information and inventions agreement. In addition, we have employment agreements and arrangements with our other executive officers which provide for similar benefits, participation in bonus plans and severance payments upon a qualifying termination or Change in Control.

Eric Poma. On April 17, 2025, Dr. Poma was appointed to serve as the Chief Executive Officer of the Company effective April 22, 2025. In addition, on April 22, 2025, the Board, upon recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Dr. Poma to serve as a Class I director of the Company, also effective April 22, 2025, with a term expiring at the annual meeting of stockholders to be held in 2027.

Allan Camaisa. On September 1, 2021, we entered into an employment agreement with Allan Camaisa. Mr. Camaisa is entitled to an initial annual base salary of $29,120, which will be increased to an annual base salary of $410,000, in the event we complete a single capital raise of $10 million or more. Mr. Camaisa may also be eligible to receive an annual cash performance bonus under our bonus plan of up to 50% as approved from time to time by the board of directors pursuant to targets set by the compensation committee. Under his employment agreement, Mr. Camaisa also received an option to purchase 10,425 shares of the Company’s common stock and additional stock options may also be granted to him from time to time as determined by the board of directors. Such stock options shall have an exercise price equal to the “Fair Market Value” per share of the Company’s common stock on the date of grant and will be granted pursuant to the Company’s 2019 Equity Incentive Plan.

Effective February 1, 2022, Calidi and Mr. Camaisa entered into an updated employment agreement, which superseded the September 1, 2021 Camaisa Agreement (“Camaisa Updated Employment Agreement”). Under the Camaisa Updated Employment Agreement, Calidi increased Mr. Camaisa’s initial annual base salary to $31,200 (increased to $43,240 to comply with California non-exempt employee requirements) effective as of January 1, 2022. Under the Camaisa Updated Employment Agreement, Calidi recognized that from January 1, 2019, through December 31, 2019, Mr. Camaisa received a deferred annual base salary of $240,000 which has been paid from January 1, 2020, through January 31, 2022, Mr. Camaisa received a deferred annual base salary of $400,000 per year which has been paid; and effective February 1, 2022, Mr. Camaisa’s deferred base salary was increased to $450,000 and continued to accrue at that rate. Upon completion of the Business Combination, Mr. Camaisa’s annual base salary was adjusted to $450,000 and his accrued and unpaid deferred compensation was paid.

Effective April 21, 2025 Mr. Camaisa’s services as Chief Executive Officer of Calidi were terminated. Mr. Camaisa continues to serve as a Class III director of the Company, and assumed the title of CEO Emeritus. On April 22, 2025, a General Release of Claims and Transition Agreement (“Release Agreement”) was executed by the Company with Mr. Camaisa. The Release Agreement contains customary protections, including a general release of claims by Mr. Camaisa in favor of the Company and certain other related parties. The Release Agreement went effective after the Revocation Period (which was seven business days from April 22, 2025, and excluding such date) expired. Pursuant to the terms of the Release Agreement, after the Revocation Period, the Company shall pay Mr. Camaisa $500,000 separation pay in the form of compensation continuation over 12 months pursuant to the Company’s regular and customary payroll schedule, less all regular and customary payroll withholdings and shall also pay Mr. Camaisa’s COBRA premiums for 12 months, commencing May 2025, upon timely election. Mr. Camaisa shall also be entitled to receive a transition/ consulting pay of $10,000 per month during the transition period, and may also be entitled to incentive payments for opportunities that Mr. Camaisa has developed, as more specifically described in the Release Agreement. Such incentive will be calculated and paid based on revenues, capital, or monies actually received by the Company on or before December 31, 2026. No incentive will be earned or paid for revenues, capital, or monies that are received by the Company after that date. Mr. Camaisa will not receive compensation as a member of the Board during the period that he receives consideration pursuant to the Release Agreement.

Andrew Jackson. On October 25, 2023, we entered into an employment agreement with Andrew Jackson to serve as Chief Financial Officer, which became effective on October 30, 2023. Mr. Jackson has an annual base salary of $430,000 and is eligible to receive an annual bonus representing up to 35% of Mr. Jackson’s base salary, subject to the approval of the Board of Directors. In addition, subject to approval by the Board of Directors, we agreed to grant Mr. Jackson 30,000 incentive stock option to purchase Company common stock at an exercise price equal to the fair market value per share of the Company’s common stock on the date of grant (the “Stock Options”). Vesting of Stock Options will commence on the Effective Date (“Vesting Commencement Date”) and shall have a one (1) year cliff wherein 25% shall vest upon the one (1) year anniversary of the Vesting Commencement Date, and thereafter, 1/36th of the remaining shares subject to the Stock Options shall vest on the last day of each one month period of Mr. Jackson’s service as an employee, so that all of the shares subject to the Stock Options shall be vested on the fourth (4th) anniversary of the Vesting Commencement Date.

Wendy Pizarro Campbell. On September 11, 2021, we entered into an agreement with Ms. Campbell (the “Campbell Agreement”). Ms. Campbell’s base salary is deferred until an institutional round of funding closes. Upon closing of an institutional round of funding, Ms. Campbell’s annual base salary will be $315,000 retroactive to Ms. Campbell’s start date. Ms. Campbell’s base salary will be increased to $380,000 upon Calidi raising a one-time lump sum of $10 million in capital or more. Ms. Campbell also received a one-time sign-on bonus of $25,000. Subject to board approval, the Campbell Agreement provides for options to purchase 10,405 shares of common stock at an exercise price equal to fair market value, subject to vesting restrictions. Ms. Campbell may also be eligible to receive an annual cash performance bonus under our bonus plan of up to 30% as approved from time to time by the board of directors pursuant to targets set by the compensation committee.

Effective February 1, 2022, Calidi and Ms. Campbell entered into an updated employment agreement adding additional roles and responsibilities of Chief Administrative Officer and Corporate Secretary to her existing roles and responsibilities of Chief Legal Officer and Chief Diversity Officer (the “Campbell Updated Employment Agreement”). Under the Campbell Updated Employment Agreement, from the date of September 6, 2021 through January 31, 2022, Ms. Campbell will receive a deferred annual base salary of $315,000 and from February 1, 2022, Ms. Campbell’s deferred base salary was increased to $400,000. Ms. Campbell’s base salary was deferred until an institutional round of funding closes. Ms. Campbell will be eligible to earn an annual discretionary bonus under our bonus plan of up to 30% her base salary as approved from time to time by the board of directors. In addition, Ms. Campbell was granted options to purchase 16,650 shares of common stock based on standard vesting conditions under the 2019 Plan at an exercise price of $92.70 per share (as adjusted to $71.10 per share in January 2023 noted above), as well as acceleration of vesting of certain, previously granted stock options under the 2019 Plan upon the completion of certain events. The Campbell Updated Employment Agreement also provides for certain severance benefits, the terms of which are described below under “- Potential Payments Upon Termination or Change in Control”, and for accrued deferred compensation payment described in the Non-Qualified Deferred Compensation Earnings column in the Summary Compensation Table above.

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Effective May 13, 2024, Ms. Campbell’s annualized base salary was increased by $25,000 to $425,000. Additionally, Ms. Campbell’s annual discretionary bonus target was increased from 30% to 40% of her base salary, as approved from time to time by the Board or the Compensation Committee. Ms. Campbell is also eligible to receive a bonus of $120,000 contingent on the Company closing a $10 million debt or equity round on or before December 31, 2024, with final amount to be determined by the Chief Executive Officer based on the involvement and support of Ms. Campbell.

Boris Minev, Ph.D. On March 1, 2023, we entered into an employment agreement, as amended, with Boris Minev, Ph.D. Dr. Minev is entitled to an initial annual base salary of $300,000, which will be increased to $375,000 in the event we complete a single capital raise of $10 million or more. Dr. Minev may also be eligible to receive an annual cash performance bonus under our bonus plan of up to 30% as approved from time to time by the board of directors. In addition, Dr. Minev will be entitled to a bonus of $100,000 for SNVI IND approval, and an additional $100,000 bonus for NNVI Phae 1B/2 IND approval or contributing significantly to signing of a license agreement in excess of $5 million. Under his employment agreement, Dr. Minev is entitled to receive an option to purchase 3,136 shares of common stock. In addition, Dr. Minev will be granted options to purchase 3,136 shares of common stock upon approval of the SNVI IND and options to purchase an additional 3,136 shares upon approval of the NNVI Phase 1B/2 IND.

Non-Employee Director Compensation Policy

The board of directors will review director compensation periodically to ensure that director compensation remains competitive such that we will be able to recruit and retain qualified directors. We intend to develop a director compensation program that is designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, retain, incentivize and reward directors who contribute to our long-term success.

2024 Non-Employee Director Compensation

The following table sets forth information concerning the compensation of non-employee directors earned or paid for services rendered to Calidi for the year ended December 31, 2024. Mr. Camaisa also served as our director. Mr. Camaisa’s compensation as a former named executive officer and Mr. Poma’s compensation as named executive officer is set forth above under “Summary Compensation Table.”

NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)(1)(2)	RESTRICTED STOCK UNITS ($)	TOTAL ($)
James A. Schoeneck	31,875	15,603	31,874	79,352
Scott Leftwich(3)	13,438	15,603	40,311	69,352
Alan Stewart	14,688	15,603	44,061	74,352
George Peoples(4)	23,125	19,972	-	43,097
George Ng(5)	-	-	-	-
David LaPre(6)	-	50,580	16,660	67,240
Thomas Vecchiolla(7)	-	-	-	-
	83,126	117,361	132,906	333,393

(1)	This column reflects the aggregate grant date fair value of option awards granted during the year measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718, the basis for computing stock-based compensation in our consolidated financial statements. This calculation assumes that the director will perform the requisite service for the award to vest in full as required by SEC rules. The assumptions we used in valuing options are described in Note 9 to our consolidated financial statements included in the 2024 Annual Report. These amounts do not reflect the actual economic value that will be realized by the director upon vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(2)	The table below lists the aggregate number of shares subject to option awards outstanding as of December 31, 2024, for each of our directors, other than Dr. Poma and Mr. Camaisa.
(3)	Certain fees earned by Mr. Leftwich were deferred and unpaid prior to January 1, 2021, and as of December 31, 2024, accrued and unpaid board and advisory fees due to Mr. Leftwich totaled $0.6 million (see Notes 6 and 12), which were paid in January 2025.
(4)	Dr. Peoples was appointed to the Board on July 1, 2024.
(5)	Mr. Ng. allowed the term of his directorship position to expire and did not seek re-election at the 2024 annual general meeting held on September 20, 2024.
(6)	Mr. LaPre resigned as a director effective May 10, 2024.
(7)	Mr. Vecchiolla resigned as a director effective January 1, 2024.

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	NUMBER OF SHARES SUBJECT TO OUTSTANDING OPTIONS AS OF DECEMBER 31, 2024	NUMBER OF SHARES SUBJECT TO OUTSTANDING RESTRICTED STOCK UNITS AS OF DECEMBER 31, 2024
Scott Leftwich	87,597	11,684

George Ng(1)	64,518	-

James A. Schoeneck	59,501	-

Alan Stewart	25,467	12,771

George Peoples(2)	23,308	-

(1)	Mr. Ng. allowed the term of his directorship position to expire and did not seek re-election at the 2024 annual general meeting held on September 20, 2024.
(2)	Dr. Peoples was appointed to the Board on July 1, 2024.

Non-Employee Director Compensation Policy

We provide cash and/or equity-based compensation to certain of our directors for the time and effort necessary to serve as a member of our board of directors. In addition, all of our directors are entitled to reimbursement of direct expenses incurred in connection with attending meetings of the board or committees thereof.

Equity Incentive Plan

Prior to January 1, 2019, we adopted the 2016 Stock Plan (the “2016 Plan”) under which we were authorized to grant stock options, restricted stock, a stock appreciation right, or a restricted stock unit award. In June 2019, we adopted the 2019 Equity Incentive Plan (the “2019 Plan”) to replace the 2016 Plan. Other than the change of plan name and incorporation state, all the terms of the 2016 Plan were carried over into the 2019 Plan. In adopting the 2019 Plan, we terminated the 2016 Plan and may no longer grant any additional stock options or sell any stock under restricted stock purchase agreements under the 2016 Plan; however, stock options issued under the 2016 Plan will continue to be in effect in accordance with their terms and the terms of the 2019 Plan, which are substantially the same terms as the 2016 Plan, until the exercise or expiration of the individual options awards. In connection with the Business Combination, we assumed the outstanding options granted under the 2019 Plan. Upon completion of the Business Combination on September 12, 2023, we adopted the 2023 Equity Incentive Plan (the “2023 Plan” or the “Incentive Plan”). Since only the outstanding options under the 2019 Plan was assumed, we may no longer grant any additional stock options or sell any stock under restricted stock purchase agreements under the 2019 Plan; however, stock options issued under the 2019 Plan will continue to be in effect in accordance with their terms and the terms of the 2023 Plan until the exercise or expiration of the individual options awards.

The 2019 Plan reserved the right for the Board of Directors as the administrator of the plan (the “Administrator”) to issue up to shares pursuant to 2,000,000 equity awards, which was increased to up to 2,550,000 in May 2022, including stock options (“Options”), restricted stock awards (“Restricted Stock”), dividend equivalents awards, stock payment awards, restricted stock units (“RSUs”) and/or stock appreciation rights (“SARs”, together with Options, Restricted Stock and RSUs, “Awards”), according to its discretion. Awards may be granted under the 2019 Plan to our employees, directors, and consultants. As of December 31, 2024, the Administrator has not issued any Restricted Stock, RSUs, dividend equivalents awards, stock payment awards or SARs. Stock options remain as the sole outstanding type of award under the 2019 Plans.

Under the 2019 Plan, awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events depending on the Administrator’s discretion. The Administrator has broad authority to determine the terms and conditions of any Award granted pursuant to the 2019 Plan including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof as the Administrator, in its sole discretion may determine.

No Awards may be granted under the 2019 Plan with a term of more than ten years and no Awards granted may be exercised after the expiration of ten years from the date of grant.

The 2023 Plan reserved the right for the Compensation Committee or by the Board of Directors acting as the Compensation Committee, as the administrator of the plan (the “Administrator”) to issue up to 393,781 equity awards, including stock options (“Options”), restricted stock awards (“Restricted Stock”), dividend equivalents awards, stock payment awards, restricted stock units (“RSUs”) and/or stock appreciation rights (“SARs”, together with Options, Restricted Stock and RSUs, “Awards”), according to its discretion. Awards may be granted under the 2023 Plan to our employees, directors, and consultants. As of December 31, 2024, the Administrator has issued RSUs and stock options under the 2023 Plan.

Under the 2023 Plan, Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events depending on the Administrator’s discretion. The Administrator has broad authority to determine the terms and conditions of any Award granted pursuant to the 2023 Plan including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof as the Administrator, in its sole discretion may determine.

No Awards may be granted under the 2023 Plan with a term of more than ten years and no Awards granted may be exercised after the expiration of ten years from the date of grant.

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On January 18, 2023, the Board approved a repricing of approximately 0.2 million stock options previously granted at an exercise price of $92.70 per share to the then current fair value of $71.10 per share pursuant to an updated valuation report. The year ended December 31, 2024 includes a noncash compensation charge of approximately $0.1 million in connection with this repricing. The year ended December 31, 2023 included a noncash compensation charge of approximately $0.2 million in connection with this repricing. The stock option repricing and the acceleration of vesting were accounted for as a modification under ASC 718.

On September 12, 2023, upon closing of the FLAG Merger, the number of equity awards issued and available for grant were retrospectively adjusted pursuant to the conversion ratio of approximately 0.04. The mechanism of conversion resulted in the fair value of each option prior to the Closing equal to the fair value of each option after. All stock option activity presented in these statements has been retrospectively adjusted to reflect the conversion.

On July 15, 2024, we effected a 1-for-10 Reverse Stock Split. As a result, proportionate adjustments were made to the per share exercise price and the number of shares of Common Stock that may be purchased upon exercise of outstanding stock options granted by Calidi, and the number of shares of Common Stock reserved for future issuance under the 2023 Equity Incentive Plan. All stock option activity presented in these statements has been retrospectively adjusted to reflect the Reverse Stock Split.

As of December 31, 2024, there were options to purchase 676,786 shares of Calidi Common Stock outstanding under the 2019 Plan, with exercise prices ranging from $4.80 per share to $71.10 per share. As of December 31, 2024, there were options to purchase 241,973 shares of Calidi Common Stock outstanding under the 2023 Plan, with exercise prices ranging from $1.90 per share to $29.80 per share.

Stock Options

Options granted under the 2019 Plan and 2023 Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or “non-qualified” stock options that do not qualify incentive stock options. Incentive stock options may be granted only to the Company’s employees and employees of domestic subsidiaries, as applicable. The exercise price of stock options shall be equal to or greater than the fair market value of common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of the common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $0.1 million, otherwise it will be classified as a Non-Qualified Stock Option.

The exercise price of an option may be payable in cash or in common stock, or in a combination of cash and common stock, or other legal consideration for the issuance of stock as the Board or Administrator may approve.

Generally, options vest over four years and will be exercisable only while the optionee remains an employee, director or consultant, or during the three months thereafter, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of twelve months after termination or the expiration date of the option.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information about equity awards granted to Calidi’s named executive officers that remained outstanding as of December 31, 2024.

OPTION AWARDS
NAME	grant date	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)		OPTION EXPIRATION DATE

Allan J. Camaisa (granted to AJC Capital, of which Mr. Camaisa is the sole member except for the grants on February 1, 2022, December 21, 2023 and June 17, 2024 which were granted to Mr. Camaisa individually)	7/01/2016	33,299	-	4.80		7/01/2026
	7/01/2016	33,299	-	4.80		7/01/2026
	7/01/2016	4,163	-	6.01		7/01/2026
	1/01/2017	41,623	-	6.01		1/01/2027
	1/01/2018	41,623	-	6.01		1/01/2028
	1/01/2019	41,623	-	6.01		1/01/2029
	1/01/2020	41,623	-	24.02		1/01/2030
	3/30/2021	9,755	651	24.02		3/30/2031
	12/02/2021	7,284	1,041	40.12		12/02/2031
	12/02/2021	8,454	1,952	40.12		12/02/2031
	2/01/2022	1,257	1,176	71.10	(1)	2/01/2032
	2/01/2022	2,841	1,171	71.10	(1)	2/01/2032
	12/21/2023	10,000	-	18.00		12/21/2033
	6/17/2024	917	3,083	2.15		6/17/2029

Andrew Jackson	6/17/2024	8,749	21,251	1.95		6/17/2034

Wendy Pizarro Campbell	12/02/2021	2,607	559	40.12		12/02/2031
	2/01/2022	1,347	1,259	71.10	(1)	2/01/2032
	2/01/2022	8,738	3,598	71.10	(1)	2/01/2032
	6/17/2024	917	3,083	1.95		6/17/2034
	6/17/2024	875	5,125	1.95		6/17/2034

Boris Minev	7/01/2016	14,569	-	6.01		7/01/2026
	12/27/2019	347	-	24.02		12/27/2029
	4/15/2020	347	-	24.02		4/15/2030
	3/30/2021	3,251	651	24.02		3/30/2031
	2/28/2022	1,300	1,215	71.10	(1)	2/28/2032
	6/17/2024	981	2,155	1.95		6/17/2034

(1)	On January 18, 2023, the $92.70 exercise price per share was adjusted to $71.10 per share pursuant to a January 2023 valuation and a repricing of certain stock options approved by Calidi’s Board of Directors. All vesting conditions remained unchanged.

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Equity Compensation Plan Information

The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2024:

	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted- average exercise price of outstanding options and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by shareholders(1)	676,786	$23.62		-
Equity compensation plans approved by shareholders(2)	266,428	$3.85		88,898
Equity compensation plans approved by shareholders(3)	-	$-		393,781
Total	943,214	$18.41	(4)	482,679

(1)	Represents shares of common stock to be issued upon exercise of outstanding options granted under the 2019 Equity Incentive Plan of Calidi (the “2019 Plan”), which options were assumed by us in connection with the Business Combination.
(2)	Represents shares of common stock to be issued upon exercise of outstanding options and restricted stock units under the 2023 Equity Incentive Plan (the “2023 Plan”) which was approved by our shareholders on August 28, 2023. The weighted-average exercise price does not reflect common stock subject to outstanding awards of restricted stock units.
(3)	Represents the number of shares of common stock reserved as authorized for the grant of options under the Employee Stock Purchase Plan (the “2023 ESPP”), which was approved by our shareholders on August 28, 2023.
(4)	The weighted-average exercise price does not reflect common stock subject to outstanding awards of restricted stock units.

Non-Equity Compensation

We seek to motivate and reward our named executive officers for achievements relative to our corporate goals and expectations for each fiscal year. Each of our named executive officers is eligible to receive an annual performance bonus payable in cash of up to 50% for Dr. Poma, up to 40% for Ms. Campbell, up to 35% for Mr. Jackson, up to 30% for Dr. Minev, and up to 35% for other executive officers, as approved by our board of directors from time to time based on the achievement of individual and company-wide annual performance goals as determined by our compensation committee.

Payments upon Termination or Change-in-Control

Pursuant to their respective employment agreements, each named executive officer is entitled to receive amounts described below upon a qualifying termination or Change in Control.

Eric Poma. Pursuant to his employment Agreement, if Dr. Poma’s employment with us ends due to his resignation for “good reason” or his termination by us other than for “cause,” each as defined in his employment agreement, he is entitled to receive: (i) a severance payment equal to twelve months of his then-current base salary and in the event of his termination other than for “cause” or resignation for “good reason” occurs after a Change in Control (as defined in his employment agreement), he will be entitled to receive severance payments equal to twenty-four months of his then-current base salary following his termination, and (ii) continued health benefits under COBRA for up to twelve months (twenty months upon a Change in Control), or if earlier, the date he is eligible for comparable replacement coverage under a subsequent employer’s group health plan. If such termination occurs three months prior to or any time after the occurrence of a Change in Control then, in addition to the foregoing severance payments, all unvested equity awards held by Dr. Poma at the time that such termination occurs will be accelerated in full and deemed to have vested as of the later date of his employment termination date or the date of the Change in Control. In addition, upon a Change in Control due to a merger or acquisition, all unvested equity awards held by Dr. Poma at the time will be automatically vested upon execution of the merger or acquisition transaction. Dr. Poma’s benefits are conditioned, among other things, on his compliance with his post-termination obligations under his employment agreement and his execution of a general release of claims in favor of Calidi.

Allan Camaisa. Pursuant to his employment agreement, if Mr. Camaisa’s employment with us ends due to his resignation for “good reason” or his termination by us other than for “cause,” each as defined in his employment agreement, he is entitled to receive: (i) a severance payment equal to twelve months of his then-current base salary and in the event of his termination other than for “cause” or resignation for “good reason” occurs after a Change in Control (as defined in his employment agreement), he will be entitled to receive severance payments equal to twenty-four months of his then-current base salary following his termination, and (ii) continued health benefits under COBRA for up to twelve months (twenty months upon a Change in Control), or if earlier, the date he is eligible for comparable replacement coverage under a subsequent employer’s group health plan. If such termination occurs three months prior to or any time after the occurrence of a Change in Control then, in addition to the foregoing severance payments, all unvested equity awards held by Mr. Camaisa at the time that such termination occurs will be accelerated in full and deemed to have vested as of the later date of his employment termination date or the date of the Change in Control. In addition, upon a Change in Control due to a merger or acquisition, all unvested equity awards held by Mr. Camaisa at the time will be automatically vested upon execution of the merger or acquisition transaction. Mr. Camaisa’s benefits are conditioned, among other things, on his compliance with his post-termination obligations under his employment agreement and his execution of a general release of claims in favor of Calidi.

On April 22, 2025, Mr. Camaisa and Calidi entered into a General Release of Claims and Transition Agreement (“Release Agreement”) was executed by the Company with Mr. Camaisa. The Release Agreement contains customary protections, including a general release of claims by Mr. Camaisa in favor of the Company and certain other related parties. The Release Agreement went effective after the Revocation Period (which was seven business days from April 22, 2025, and excluding such date) expired. Pursuant to the terms of the Release Agreement, after the Revocation Period, the Company shall pay Mr. Camaisa $500,000 separation pay in the form of compensation continuation over 12 months pursuant to the Company’s regular and customary payroll schedule, less all regular and customary payroll withholdings and shall also pay Mr. Camaisa’s COBRA premiums for 12 months, commencing May 2025, upon timely election. Mr. Camaisa shall also be entitled to receive a transition/ consulting pay of $10,000 per month during the transition period, and may also be entitled to incentive payments for opportunities that Mr. Camaisa has developed, as more specifically described in the Release Agreement. Such incentive will be calculated and paid based on revenues, capital, or monies actually received by the Company on or before December 31, 2026. No incentive will be earned or paid for revenues, capital, or monies that are received by the Company after that date. Mr. Camaisa will not receive compensation as a member of the Board during the period that he receives consideration pursuant to the Release Agreement.

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Andrew Jackson. Mr. Jackson’s employment agreement may be terminated, in writing with at least thirty (30) days’ prior written notice, by the Company for or without cause or by Mr. Jackson with or without good reason. If Mr. Jackson’s employment is terminated without cause or he resigns with good reason, Mr. Jackson will receive the following severance benefits, including but not limited to, his fully earned but unpaid base salary; six (6) months’(“Severance Period”) pay at Mr. Jackson’s monthly base salary rate, payable in a lump sum or in instalments subject to the Company’s discretion; and additional stock award acceleration under the circumstances described therein. In the event Mr. Jackson’s employment is terminated without cause or he resigns with good reason following a change in control, the Severance Period shall be increased to 12 (twelve) months and the cash severance shall instead be paid in a lump sum. Such post-termination payments and benefits are conditioned on Mr. Jackson’s execution and non-revocation of a general release of claims in favor of the Company.

Wendy Pizarro Campbell. Pursuant to her employment agreement, if Ms. Campbell’s employment with us ends due to her resignation for “good reason” or her termination by us other than for “cause,” each as defined in her employment agreement, she is entitled to receive: (i) severance payments equal to six months of her then-current base salary following her termination and in the event of her termination other than for “cause” or resignation for “good reason” occurs after a Change in Control, she will be entitled to receive severance payments equal to twelve months of her then-current base salary following her termination, and (ii) continued premiums for health benefits under COBRA for up to six months (twelve months upon a Change in Control) or if earlier, the date she is eligible for comparable replacement coverage under a subsequent employer’s group health plan. If such termination occurs three months prior to or any time after the occurrence of a Change in Control then, in addition to the foregoing severance payments, all unvested equity awards held by Ms. Campbell at the time that such termination occurs will be accelerated in full and deemed to have vested as of the later date of her employment termination date or the date of the Change in Control. In addition, upon a Change in Control due to a merger or acquisition, all unvested equity awards held by Ms. Campbell at the time will be automatically vested upon execution of the merger or acquisition transaction. Ms. Campbell’s benefits are conditioned, among other things, on her compliance with her post-termination obligations under her employment agreement and her execution of a general release of claims in favor of Calidi.

Boris Minev, Ph.D. Pursuant to his employment agreement, if Dr. Minev’s employment with us ends due to his resignation for “good reason” or his termination by us other than for “cause,” each as defined in his employment agreement, he is entitled to receive: (i) severance payments equal to six months of his then-current base salary following his termination and in the event of his termination other than for “cause” or resignation for “good reason” occurs after a Change in Control, he will be entitled to receive severance payments equal to twelve months of his then-current base salary following his termination, and (ii) continued premiums for health benefits under COBRA for up to six months (twelve months upon a Change in Control) or if earlier, the date he is eligible for comparable replacement coverage under a subsequent employer’s group health plan. If such termination occurs 90 days prior to or any time after the occurrence of a Change in Control then, in addition to the foregoing severance payments, all unvested equity awards held by Dr. Minev at the time that such termination occurs will be accelerated in full and deemed to have vested as of the later date of his employment termination date or the date of the Change in Control. In addition, upon a Change in Control due to a merger or acquisition, all unvested equity awards held by Dr. Minev at the time will be automatically vested upon execution of the merger or acquisition transaction. Dr. Minev’s benefits are conditioned, among other things, on his compliance with his post-termination obligations under his employment agreement and his execution of a general release of claims in favor of Calidi.

Pension Benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by Calidi during the fiscal year ended December 31, 2024.

Nonqualified Deferred Compensation

Our named executive officers did not participate in, nor earn any benefits under, a nonqualified deferred compensation plan sponsored by Calidi during the fiscal year ended December 31, 2024.

Benefits

Each of the named executive officers is eligible to participate in Calidi’s standard employee benefit plans and programs.

401(k) Plan

We maintain a 401(k) plan intended to qualify as a tax-qualified plan under Section 401 of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. The 401(k) plan provides that each participant may contribute up to the lesser of 100% of his or her compensation or the statutory limit, which was $23,000 for calendar year 2024. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Employees are immediately and fully vested in their contributions. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. Effective January 1, 2023, the 401(k) plan was changed to a safe harbor plan under which we will make safe harbor contributions equal to 100% of a participant’s elective deferral, not to exceed 4% of compensation.

Other Benefits

Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees.

We generally have not provided perquisites or personal benefits except in limited circumstances, and except as set forth above under “Summary Compensation Table,” we did not provide any perquisites or personal benefits to our named executive officers in fiscal year ended December 31, 2024.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee has ever been an executive officer or employee of the Company. None of our executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serve as a member of our board of directors or compensation committee.

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CORPORATE GOVERNANCE

Board Composition

Our business and affairs will be managed under the direction of our board of directors. Mr. Schoeneck was appointed to serve as Chair of the board of directors, effective April 22, 2025. The primary responsibilities of the board of directors will be to provide oversight, strategic guidance, counselling and direction to our management. The board of directors will meet on a regular basis and additionally as required.

Our stockholders held the Special Meeting, at which meeting the stockholders approved and adopted a proposal to elect seven directors to serve staggered terms on the board of directors upon the consummation of the Business Combination until the first, second and third annual meetings of stockholders following the date of effectiveness of the Second Amended and Restated Certificate of Incorporation of the Company, as applicable, or until the election and qualification of their respective successors, or until their earlier resignation, removal or death. In accordance with the Second Amended and Restated Certificate of Incorporation, the board of directors is divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The term of the initial Class I Directors expires at the first annual meeting of the stockholders of the Company following the effectiveness of this Second Amended and Restated Certificate of Incorporation; the term of the initial Class II Directors expires at the second annual meeting of the stockholders of the Company following the effectiveness the Second Amended and Restated Certificate of Incorporation; and the term of the initial Class III Directors will expire at the third annual meeting of the stockholders of the Company following the effectiveness of the Second Amended and Restated Certificate of Incorporation. As of the date of this proxy statement, the directors of the initial Class I, Class II and Class III are as follows:

●	Alan Stewart and Eric Poma serve as the Class I directors;
●	George Peoples and James Schoeneck serve as the Class II directors; and
●	Allan Camaisa and Scott Leftwich serve as the Class III directors.

In accordance with the terms of the Bylaws, the board of directors may establish the authorized number of directors from time to time by resolution. On April 17, 2025, upon the appointment of Mr. Eric Poma as the new Chief Executive Officer of the Company and a director on the Board (effective April 22, 2025), the members of the Nominating and Corporate Governance Committee (the “Committee”) together with the member of the Board determined that it would be in the best interests of the Company to increase the size of the Board from five (5) members to six (6) members, thereby increasing the number of Class I directors from one (1) to two (2). Accordingly, our Board of Directors will be comprised of six (6) members, following the election of the Class II nominees in this Annual Meeting.

Independence of the Board of Directors

In connection with the appointment of the directors to the committees, the board of directors undertook a review of the independence of each director. Based on information provided by each director concerning her or his background, employment and affiliations, the board of directors determined that none of the directors, other than Mr. Camaisa and Dr. Poma, has any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the directors is “independent” as that term is defined under the NYSE American listing standards. In making these determinations, the board of directors of considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the board of directors deems relevant in determining their independence, including the beneficial ownership of our securities by each non-employee director and the transactions described in the section entitled “Related Party Transactions.”

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning her or his background, employment and affiliations, including family relationships, our Board has determined that the following Board Members are “independent” as defined under the NYSE American Company Guide; Alan Stewart, George Peoples, Scott Leftwich, and James Schoeneck. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances that our Board deemed relevant.

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Director Nominations

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be included in any stockholders agreement to which the Company is a party.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current Board members and management for the names of potentially qualified candidates or may ask Board members and management to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our shareholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election to the Board.

The Nominating and Corporate Governance Committee believes that the Board should consist of individuals who possess the integrity, education, work ethic, experience, and ability to work with others necessary to oversee our business effectively and to represent the interests of all of the Company’s stockholders. The Nominating and Corporate Governance Committee also believes that it is desirable for directors to own an equity interest in the Company in order to better align their interests with those of the stockholders. The standards that the Nominating and Corporate Governance Committee considers in selecting candidates (although candidates need not possess all of the following characteristics, and not all factors are weighted equally) include, among other factors determined to be relevant by the Board, each director’s or nominee’s:

●	business experience;
●	industry experience;
●	financial background;
●	breadth of knowledge about issues affecting the Company; and
●	time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual.

Stockholder Recommendations of Director Candidates. The Board will consider Board nominees recommended by stockholders. In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to our Corporate Secretary. To be timely, the notice must be received at our principal executive offices as set forth under “Stockholder Proposals” below. Notice of a nomination must include the following information: your name, address, and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. The notice must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). Stockholders must submit the nominee’s consent to be elected and to serve, if elected. The Board may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.

Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.

Board Attendance at Board of Directors, Committee and Stockholder Meetings

Our Board met 24 times and acted by unanimous written consent 19 times during our fiscal year ended December 31, 2024. Our Audit Committee met five times and acted twice by unanimous written consent. Our Compensation Committee met four times and acted one time by unanimous written consent. Our Nominating & Corporate Governance Committee met twice and acted one time by unanimous written consent. Each director serving during Fiscal 2024 attended at least 75% of the meetings of the Board and the committees of the Board upon which such director served that were held during Fiscal 2024, and there was a quorum at each meeting.

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We do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders, but directors are encouraged to attend.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

None of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships and Arrangements

There are no family relationships among any of our directors or executive officers. Except as provided in the Merger Agreement in connection with the Business Combination, there are no arrangements or understandings with any other person under which any of our directors and officers was elected or appointed as a director or executive officer.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten (10) years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Committees of our Board

Audit Committee

The audit committee consists of the following members: Alan Stewart and James Schoeneck. Our board of directors has determined that each member of the audit committee satisfies the independence requirements under the NYSE American listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chairman of our audit committee is Alan Stewart. Our board of directors of directors has determined that James Schoeneck is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable listing standards. In arriving at these determinations, our board of directors has examined each audit committee member’s scope of experience and the nature of his or her employment.

The primary purpose of the audit committee is to discharge the responsibilities of our board of directors with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our audit committee include:

●	helping our board of directors oversee our corporate accounting and financial reporting processes;
●	reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures;
●	assisting with design and implementation of our risk assessment functions;
●	managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
●	reviewing related person transactions;
●	obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and
●	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

The compensation committee consists of the following members: James Schoeneck, Scott Leftwich and George Peoples. The chairman of our compensation committee is James Schoeneck. Our board of directors has determined that each member of the compensation committee satisfies the independence requirements under the listing standards of the NYSE American, and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary purpose of our compensation committee is to discharge the responsibilities of our board of directors in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate.

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Specific responsibilities of our compensation committee include:

●	reviewing and recommending to our board of directors the compensation of our chief executive officer and other executive officers;
●	reviewing and recommending to our board of directors the compensation of our directors;
●	administering our equity incentive plans and other benefit programs;
●	reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management;
●	reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy; and
●	reviewing and evaluating with the chief executive officer the succession plans for our executive officers.

Nominating & Corporate Governance Committee

The nominating and corporate governance committee consists of the following members: Scott Leftwich, James Schoeneck and Alan Stewart. The chairman of our nominating and corporate governance committee Scott Leftwich. Our board of directors has determined that each member of the nominating and corporate governance committee satisfies the independence requirements under the listing standards of the NYSE American.

The nominating committee is responsible for, among other things:

●	identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our board of directors
●	considering and making recommendations to our board of directors regarding the composition and chairmanship of the committees of our board of directors;
●	reviewing with our chief executive officer the plans for succession to the offices of our executive officers and make recommendations to our board of directors with respect to the selection of appropriate individuals to succeed to these positions;
●	developing and making recommendations to our board of directors regarding corporate governance guidelines and matters; and
●	overseeing periodic evaluations of the board of directors’ performance, including committees of the board of directors.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chair of the Board, as the Board believes it is in the best interest of the Company and its stockholders to make that determination based on the position and direction of the Company and the membership of the Board, from time to time. Effective April 22, 2025, Dr. Poma serves as the Chief Executive Officer of Calidi and Mr. Schoeneck, an independent director, serves as the Chair of the Board. We believe at this time that our stockholders are best served by separate Chair and CEO roles.

A number of factors support the separate leadership structure chosen by the Board. Separate Chair and CEO roles promote balance between the Board’s independent authority to oversee the Company’s business and the CEO’s management team, which manages the business on a day-to-day basis. Separation of the Chair and CEO roles allows Dr. Poma to focus his time and energy on operating and managing the Company and leverages the experience and perspectives of Mr. Schoeneck, who will preside over executive sessions of the Board. Separating the Chair and CEO roles fosters accountability, creates an environment that is more conducive to objective evaluation of management’s performance and enhances the effectiveness of the Board as a whole. Separating these positions allows the Chair to focus on the general policy of the Company and lead the Board in its fundamental role of providing oversight and advice while also allowing Dr. Poma to streamline his duties as CEO and attain a comprehensive focus on the Company’s day-to-day business operations. For these reasons, having two separate positions is the appropriate leadership structure for the Company at this time.

Our Board recognizes that depending on future circumstances, other leadership models may become more suitable in addressing the interests of our stockholders. Accordingly, our Board will periodically review its leadership structure.

Board’s Role in the Oversight of Risk Management

One of the key functions of the board of directors is to have informed oversight of our risk management process. The board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and the audit committee will have the responsibility to consider and discuss the major financial risk exposures and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. The compensation committee also assesses and monitors whether the compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Code of Business Conduct and Ethics for Employees, Executive Officers, and Directors

We have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, applicable to all of our employees, executive officers and directors. The Code of Conduct is available at the investors section of our website at www.calidibio.com. Information contained on or accessible through this website is not a part of this proxy statement, and the inclusion of such website address in this proxy statement is an inactive textual reference only. Any amendments to the Code of Conduct, or any waivers of its requirements, are expected to be disclosed on our website to the extent required by applicable rules and exchange requirements.

Calidi Compensation Recovery Policy

We have adopted a compensation recovery policy, which describes the circumstances under which the Company is required to recover certain executive compensation in the event of a financial restatement resulting from material noncompliance with the financial reporting requirements under United States federal securities laws. The policy is intended to comply with the requirements of Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 811 of the NYSE American Company Guide. A copy of the compensation recovery policy is available at the governance section of our website www.calidibio.com. Information contained on or accessible through this website is not a part of this proxy statement, and the inclusion of such website address in this proxy statement is an inactive textual reference only.

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Indemnification Agreements

We executed a standard form of indemnification agreement (“Indemnification Agreement”) with each of our Board members and executive officers (each, an “Indemnitee”).

Pursuant to and subject to the terms, conditions and limitations set forth in the Indemnification Agreement, we agreed to indemnify each Indemnitee, against any and all expenses incurred in connection with the Indemnitee’s service as our officer, director and or agent, or is or was serving at our request as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interest, and in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In addition, the indemnification provided in the indemnification agreement is applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven. Additionally, the Indemnification Agreement establishes processes and procedures for indemnification claims, advancement of expenses and costs and contribution obligations.

Certain Relationships and Related Transactions

Other than as set forth below and compensation arrangements, including employment, and indemnification arrangements, discussed, there have been no transactions since January 1, 2021, in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years, and to which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Pursuant to the Audit Committee’s written charter, our Audit Committee has the responsibility to review, approve and oversee transactions between the Company and any related person (as defined in Item 404 of Regulation S-K) and any potential conflict of interest situations on an ongoing basis, in accordance with our policies and procedures, and to develop policies and procedures for the Audit Committee’s approval of related party transactions.

The Company has funded its operations to date primarily through private sales of convertible preferred stock, contingently convertible and convertible promissory notes, and common stock. These investments have included various related parties, including from AJC Capital and certain directors as further discussed below.

Related Party	Description of investment or transaction	December 31, 2024	December 31, 2023
Director A and Director E	Current term notes payable, net of discount, including accrued interest(1)	2,702	278
Director A	Noncurrent term notes payable including accrued interest(1)	-	2,060
AJC Capital and relative of Officer A	Accounts payable and accrued expenses(2)	30	104
Director D	Former President and Chief Operating Officer(3)	434	495
Director A	Advisory services included in accrued expenses(4)	18	18
AJC Capital	Lease guaranty(5)	186	167
Director A	Other liabilities(6)	638	538
AJC Capital and Director A	Warrant liability(7)	9	48
Relative of Officer A	Loan payable(8)	223	-

(1)	As of December 31, 2024, related party term notes payable amounts due to Directors A and E totaling $2.7 million, inclusive of principal amounts totaling $2.0 million and accrued interest amounts totaling $0.7 million, have been classified as a short term liability on the accompanying consolidated balance sheets.

(2)	Amounts owed to AJC Capital as of December 31, 2024, for reimbursable expenses; in addition, amounts owed to a relative of Officer A for certain legal fees, included in accounts payable and accrued expenses as of December 31, 2024.

(3)	On February 1, 2022, the Company appointed a then current board member (Director D referenced above), George K. Ng, as President and Chief Operating Officer of the Company under an Employment Agreement (the “Ng Agreement”). Under the Ng Agreement, Mr. Ng was entitled to a base annual salary of $0.5 million and a signing bonus of $0.3 million, payable in three equal monthly installments. Mr. Ng was eligible for standard change in control and severance benefits. On June 23, 2023, the Company entered into a Separation and Release Agreement with Mr. Ng which includes a severance accrual and accrued interest as of December 31, 2024.

(4)	On April 1, 2022, the Company entered into an Advisory Agreement with Scott Leftwich (Director A referenced above), for providing certain strategic and advisory services. Director A will receive an advisory fee of $9,166 per month not to exceed $0.1 million per annum, accrued and payable upon the Company raising $10 million or more in equity proceeds, as defined in the Advisory Agreement. The Advisory Agreement terminated on August 31, 2023. The accrued advisory fees were paid to Director A in January 2025.

(5)	In October 2022, in order for the Company to secure and execute the San Diego Lease discussed in Note 11, Mr. Allan Camaisa provided a personal Guaranty of Lease of (the “Guaranty”) up to $0.9 million to the lessor for the Company’s future performance under the San Diego Lease agreement. As consideration for the Guaranty, the Company agreed to pay Mr. Camaisa 10% of the Guaranty amount for the first year of the San Diego Lease, and 5% per annum of the Guaranty amount thereafter through the life of the lease, with all amounts accrued and payable at the termination of the San Diego Lease or release of Mr. Camaisa from the Guaranty by the lessor, whichever occurs first. The amount shown in the table above, represents the present value, including accrued interest as of the period shown, of the aggregate $0.2 million payment due to Mr. Camaisa upon the release or termination of the Guaranty, which is included in noncurrent operating lease right-of-use liability.

(6)	In August 2023, the Company entered into an agreement with Director A for deferred compensation including advisory fees for $0.5 million, which was subsequently paid in January 2025 (see Note 12). The $0.5 million note bore interest at 24% through August 12, 2024, at which time the note was amended and replaced with an interest rate of 14% per annum.

(7)	See disclosures around Warrants in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

(8)	In January 2024, the Company entered into a loan agreement with a relative of Officer A for a loan payable for $0.2 million, which was paid in January 2025. The $0.2 million loan bears interest at 12%.

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The Business Combination and Related Transactions

On September 12, 2023, First Light Acquisition Group, Inc., a Delaware corporation (“FLAG”) consummated a series of transactions that resulted in the merger of FLAG Merger Sub Inc., a Nevada corporation and a wholly-owned subsidiary of FLAG (“Merger Sub”) and Calidi Biotherapeutics, Inc., a Nevada corporation (“Calidi NV”) pursuant to the Agreement and Plan of Merger (as the same has been or may be amended, modified, supplemented or waived from time to time, the “Merger Agreement”) dated as of January 9, 2023 by and among FLAG, Calidi NV, First Light Acquisition Group, LLC, in the capacity as representative for the stockholders of FLAG (the “Sponsor” or the “Purchaser Representative”) and Allan Camaisa, in the capacity as representative of the stockholders of Calidi NV (“Seller Representative”). On August 28, 2023, FLAG held the Special Meeting, at which meeting the FLAG stockholders considered and adopted, among other matters, a proposal to approve the business combination. Pursuant to the terms of the Merger Agreement, the business combination was effected through the merger of Merger Sub with and into Calidi NV, with Calidi NV surviving such merger as a wholly-owned subsidiary of FLAG (the “Merger,” and the transactions contemplated by the Merger Agreement, the “Business Combination”). Following the consummation of the Business Combination, FLAG was renamed “Calidi Biotherapeutics, Inc.”

As a result of the Business Combination, all outstanding stock of Calidi NV were cancelled in exchange for the right to receive newly issued shares of Common Stock of Calidi Biotherapeutics, Inc., par value $0.0001 per share (“Common Stock”), and all outstanding options to purchase Calidi NV stock were exchanged for options exercisable for newly issued shares of Calidi Biotherapeutics, Inc. Common Stock.

The total consideration received by Calidi Security Holders at the Closing of the transactions by the Merger Agreement is the newly issued shares of Common Stock and securities convertible or exchangeable for newly issued shares of Common Stock with an aggregate value equal $250.0 million, plus an adjustment of $23.8 million pursuant to the net debt adjustment provisions of the Merger Agreement by reason of the Series B Financing (the “Merger Consideration”), with each Calidi NV Stockholder receiving for each share of Calidi NV Common Stock held (after giving effect to the exchange or conversion of all outstanding Calidi NV Preferred Stock for shares of Calidi NV Common Stock and treating all vested in-the-money Calidi NV Convertible Securities (including, on a net exercise basis, all outstanding Calidi NV warrants and vested qualified Calidi NV Options but excluding all vested non-qualified stock options) as if such securities had been exercised as of immediately prior to the Merger, but excluding all unvested Calidi NV Options and any treasury stock) a number of shares of Common Stock equal to a conversion ratio of approximately 0.42. As a result, the Calidi NV Security Holders received an aggregate of 2,737,560 shares of newly issued Common Stock as Merger Consideration.

As an additional consideration, each Calidi NV Stockholder was entitled to earn, on a pro rata basis, up to 1,800,000 shares of non-voting common stock (the “Escalation Shares”). During the Escalation Period, Calidi NV Stockholders may be entitled to receive up to 1,800,000 Escalation Shares with incremental releases of 450,000 shares upon the achievement of each share price hurdle if the trading price of Common Stock is $120.00, $140.00, $160.00 and $180.00, respectively, for a period of any 20 days within any 30-consecutive-day trading period. The Escalation Shares are in escrow and have been outstanding from and after the Closing, subject to cancellation if the applicable price targets are not achieved. While in escrow, the shares will be non-voting.

Holders of FLAG Class A Common Stock who did not redeem their shares obtained the right to receive up to 8,585 additional Non-Redeeming Continuation Shares. Upon the consummation of the Business Combination, 268,735 FLAG public shares were redeemed for aggregate redemption payments of approximately $28.2 million from the Trust. The remaining approximate $15.0 million funds in the Trust were distributed as follows: i) $12.5 million to the Seller investors pursuant to the Forward Purchase Agreements and Non-Redemption Agreements discussed above, ii) $1.8 million to Calidi in connection with the Non-Redemption Agreements discussed above, and iii) $0.7 million in cash to Calidi available in the Trust from non-redeeming shareholders discussed below. The Escalation Shares and the Non-Redeeming Continuation Shares are determined to be equity classified.

Forward Purchase Agreements

On August 28 and August 30, 2023, FLAG and Calidi NV entered into Forward Purchase Agreements as a derivative security with each of the Sellers for an OTC Equity Prepaid Forward Transaction. This derivative security purchased from the Sellers is based on the value of our common stock to be settled in cash in three years subject to reset price features and earlier termination as set forth in the Forward Purchase Agreement. For purposes of the Forward Purchase Agreement, FLAG is referred to as the “Counterparty” prior to the consummation of the Business Combination, while Calidi is referred to as the “Counterparty” after the consummation of the Business Combination.

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FLAG and the Sellers entered into the Forward Purchase Agreements, and related Non-Redemption Agreements and FPA Funding Amount PIPE Subscription Agreements each as defined below, in conjunction with and as an inducement to the Sellers to invest in a concurrent Series B Financing by Calidi in order to provide financing to the combined company. FLAG and Calidi NV entered into the Forward Purchase Agreements, as derivative securities, with the Sellers as a condition to the Sellers’ participation in Calidi NV’s Series B Financing and to potentially receive a settlement amount of $100 per share provided that the Company’s trading price remained above or equal to the Initial Reset Price. In addition, entering into these agreements provided the combined company with cash (through the Non-Redemption Agreements) in order to meet a cash closing condition to complete the Business Combination. The Forward Purchase Agreements, Non-Redemption Agreements and PIPE Subscription Agreement collectively provided approximately $2.6 million, and the Series B financing in Calidi provided approximately $24.5 million, to the combined company. As discussed above, the Forward Purchase Agreements and related Non-Redemption Agreements and FPA Funding Amount PIPE Subscription Agreement were entered into as an inducement to the Sellers to invest in a concurrent Series B Financing by Calidi NV and were not entered into to provide a source of liquidity to the combined company. Further, as discussed below, because of certain reset price features of the Forward Purchase Agreement, and a Settlement Amount Adjustment of $20.00 per share, based on our current trading price, it is unlikely that the combined company will receive any funds as a result of the eventual settlement of the Forward Purchase Agreements. Calidi is subject to the following risks associated with the Forward Purchase Agreement: (i) a reduced settlement amount if it conducts a Dilutive Offering or Sellers elect an Optional Early Termination and the then reset price is below $100, and (ii) no settlement amount if Calidi conducts a Dilutive Offering or Sellers elect an Optional Early Termination and the then reset price is at or below $20.00 per share. Calidi NV, however, benefited from the Series B investment. Calidi will also benefit if at the time of settlement, the price of its common stock is above $100 per share. The Sellers benefit if at the time of settlement the price of common stock is above $100, but are subject to risk if Calidi’s stock price decreases and there is no Dilutive Offering or the reset price is at $100. Sellers will also benefit from the Settlement Amount Adjustment of $20.00 per share which has the effect of reducing the Settlement Amount due to the Counterparty.

Pursuant to the terms of the Forward Purchase Agreement, the Sellers purchased up to an aggregate of up to 100,000 shares, par value $0.0001 per share, of FLAG Class A Common Stock concurrent with the Business Combination closing pursuant to Seller’s respective FPA Funding Amount PIPE Subscription Agreement (as defined below), less, the number of FLAG Class A Common Stock purchased by Sellers separately from third parties who had previously elected to redeem their shares through a broker in the open market and subsequently reversed the redemption election (“Recycled Shares”). Sellers were not required to purchase an amount of FLAG Class A Common Stock in the event that following such purchase, each Seller’s ownership would exceed 9.9% of the total FLAG Class A Common Stock outstanding immediately after giving effect to such purchase, unless Seller, at its sole discretion, waives such 9.9% ownership limitation. The number of shares subject to a Forward Purchase Agreement is subject to reduction following a termination of the Forward Purchase Agreement with respect to such shares as described under “Optional Early Termination” in the Forward Purchase Agreement.

The Forward Purchase Agreements provide that Sellers will be paid directly an aggregate cash amount (the “Prepayment Amount”) equal to the product of (i) the Number of Shares as set forth in each Pricing Date Notice and (ii) the redemption price per share as defined in Section 9.2(a) of FLAG’s Amended and Restated Certificate of Incorporation, as amended (the “Initial Price”) less (iii) an amount equal to 0.50% of the product of (i) the Recycled Shares multiplied by (ii) the Initial Price paid by Seller to Counterparty on the Prepayment Date (which amount shall be netted from the Prepayment Amount) (the “Prepayment Shortfall”).

The Counterparty paid to Sellers the Prepayment Amounts directly from FLAG’s Trust Account representing the net proceeds of the sale of the units in the Counterparty’s initial public offering and the sale of private placement warrants (the “Trust Account), except that to the extent the Prepayment Amount payable to a Seller is to be paid from the purchase of Additional Shares by such Seller pursuant to the terms of its FPA Funding Amount PIPE Subscription Agreement, such amount will be netted against such proceeds, with such Seller being able to reduce the purchase price for the Additional Shares by the Prepayment Amount. On the Business Combination Closing Date, Sellers were paid an aggregate of $12,479,252 from the Trust Account pursuant to the Forward Purchase Agreements and Non-Redemption Agreements.

Following the Business Combination Closing, the reset price (the “Reset Price”) was initially $100.00; provided, however, that the Reset Price may be reduced immediately to any lower price at which the Counterparty sells, issues or grants any FLAG Class A Common Stock or securities convertible or exchangeable into FLAG Class A Common Stock (excluding any secondary transfers) (a “Dilutive Offering”), then the Reset Price shall be modified to equal such reduced price as of such date.

On September 12, 2023, the date of the Business Combination Closing, a net 65,948 shares of common stock were issued to the Sellers under the Forward Purchase Agreements with the possibility of an additional 24,679 shares to be issued in the future at the election of the Sellers. Except for the possible issuance of 24,679 shares at the election of the Sellers for no additional consideration, no further shares are anticipated to be issued under the Forward Purchase Agreements. Under the terms of the Forward Purchase Agreements, Sellers are obligated to pay us a settlement amount based on the value of 100,000 shares times the Forward Purchase Agreement reset price of $100.00 per share which is subject to adjustment in the event we conduct an offering or the seller elects an optional early termination at less than the current reset price. In addition, pursuant to the Forward Purchase Agreement, the settlement amount is subject to a further reduction settlement amount adjustment equal to the number of shares times $20.00.

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On the cash settlement date, in the event a Valuation Date (as defined below) is determined by the Seller, a cash settlement amount equal to (1) the number of shares as of the Valuation Date, multiplied by (2) the closing price of the shares immediately preceding the Valuation Date. In the event that Valuation Date is determine other than by the Seller, a cash settlement amount equal to the number of shares as of the Valuation Date less the number of unregistered shares, multiplied by the volume weighted daily VWAP price over the valuation period shall be paid to the Counter Party. The foregoing cash settlement amount is subject to adjustment by the Settlement Amount Adjustment. The Settlement Amount Adjustment is equal to (1) the maximum number of shares as of the Valuation Date multiplied by (2) $20.00 per share, and the Settlement Amount Adjustment will be automatically netted from the cash settlement amount. If the Settlement Amount Adjustment exceeds the cash settlement amount, the Counterparty will pay the Seller in FLAG Class A Common Stock or in cash.

From time to time and on any date following the Trade Date (any such date, an “OET Date”), Seller may terminate its Forward Purchase Agreement by providing notice to the Counterparty (the “OET Notice”) which OET Notice shall specify the quantity by which the number of shares shall be reduced (such quantity, the “Terminated Shares”); provided that “Terminated Shares” includes only such quantity of shares by which the number of shares is to be reduced and included in an OET Notice and does not include any other share sales, shortfall sale shares or sales of shares that are designated as shortfall sales (which designation can be made only up to the amount of shortfall sale proceeds), any share consideration sales or any other shares, whether or not sold, which shares will not be included in any OET Notice when calculating the number of Terminated Shares. The effect of an OET Notice shall be to reduce the number of shares by the number of Terminated Shares specified in such OET Notice. As of each OET Date, the Counterparty shall be entitled to an amount from the Seller equal to the product of (x) the number of Terminated Shares and (y) the Reset Price in respect of such OET Date, except that no such amount will be due to Counterparty upon any Shortfall Sale.

From time to time and on any date following the Trade Date (any such date, a “Shortfall Sale Date”) Seller may sell Shortfall Sale Shares. Seller shall not have any Early Termination Obligation in connection with any Shortfall Sale Shares.

Unless and until the proceeds from Shortfall Sales Shares equal 100% of the Prepayment Shortfall, in the event that the product of (x) the difference between (i) the number of shares as specified in the pricing date notice, less (ii) any Shortfall Sale Shares as of such measurement time, multiplied by (y) the VWAP Price, is less than (z) the difference between (i) the Prepayment Shortfall, less (ii) the proceeds from Shortfall Sales, then the Counterparty, at its option shall within five (5) business days either:

(A) Pay in cash an amount equal to the Shortfall Variance; or

(B) Issue and deliver to Seller such number of additional shares that are equal to (1) the Shortfall Variance, divided by (2) 90% of the VWAP Price (the “Shortfall Variance Shares”).

The Valuation Date will be the earliest to occur of (a) 36 months after of the closing date, (b) the date specified by a Seller in a written notice to be delivered to the Counterparty at a Seller’s discretion after the occurrence of any of (v) a Shortfall Variance Registration Failure, (w) a VWAP Trigger Event (x) a Delisting Event, (y) a Registration Failure or (z) unless otherwise specified therein, upon any Additional Termination Event and (c) the date specified by Seller in a written notice to be delivered to Counterparty at Seller’s sole discretion (which Valuation Date shall not be earlier than the day such notice is effective) (the “Valuation Date”).

Seller has agreed to waive any redemption rights under FLAG’s Amended and Restated Certificate of Incorporation, as amended, with respect to any FLAG Class A Common Stock purchased through the FPA Funding Amount PIPE Subscription Agreement and any Recycled Shares in connection with the Business Combination, that would require redemption by FLAG of the Class A Common Stock. Such waiver may reduce the number of FLAG Class A Common Stock redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination.

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After the Business Combination, in the event Seller sells its Calidi’s common stock (FLAG Class A Common Stock) above the Reset Price, Counterparty will receive the Reset Price from Seller and Seller will keep the excess of the sales price above the Reset Price. In the event Seller sells Calidi’s common stock below the Reset Price, Seller will pay Calidi the price of the sale of the Calidi common stock less $20.00 per share which will be kept by Seller. In the event Seller sells Calidi common stock for $20.00 or less per shares, there will be no proceeds to Calidi and the Forward Purchase Agreement will be terminated.

Because we need to seek additional financing for our operations at current trading prices, which are significantly below the initial $100 per share reset price, such financing at our current trading price will reduce the Forward Purchase Agreement initial $100 reset price, and the settlement amount that we may receive from the Sellers, if any. Therefore, in light of our current trading price and after giving further effect to the reduction settlement amount adjustment of $20.00 per share, it is unlikely that Sellers will pay, and that we will receive any funds in connection with the settlement of the Forward Purchase.

On March 8, 2024, Calidi and one of the sellers mutually terminated and cancelled 34,000 shares per the Forward Purchase Agreement described above.

FPA Funding Amount PIPE Subscription Agreement

On August 28, 2023, and August 30, 2023, FLAG entered into a subscription agreement (the “FPA Funding Amount PIPE Subscription Agreement”) with the Seller. Pursuant to the FPA Funding PIPE Subscription Agreement, the FPA Funding PIPE Subscriber agreed to subscribe for and purchase, and FLAG agreed to issue and sell to the FPA Funding PIPE Subscriber, on the Business Combination Closing date, an aggregate number of shares of FLAG Class A Common Stock equal to the Maximum Number of Shares, less the Recycled Shares in connection with the Forward Purchase Agreement.

Non-Redemption Agreement

On August 28, 2023, and August 30, 2023, FLAG entered into a non-redemption agreement (the “Non-Redemption Agreement”) with Seller, pursuant to which Seller agreed to reverse the redemption of FLAG Class A Common Stock.

Former Chief Accounting Officer and Interim Chief Financial Officer

On November 15, 2023, Tony Kalajian, our prior chief accounting officer and interim chief financial officer, filed a complaint in the Superior Court of the State of California County of San Diego against us, Mr. Camaisa, our Chief Executive Officer, and Ms. Campbell, our Chief Administrative Office and Chief Legal Officer, alleging constructive discharge of Mr. Kalajian’s position of interim Chief Financial Officer and defamation by us, Mr. Camaisa and Ms. Campbell in connection with Mr. Kalajian’s alleged discharge. Mr. Kalajian is seeking $575,000 in damages under his employment contract, damages to be proven at trial, punitive damages, and attorney’s fees. The Company intends to vigorously defend itself and will seek recovery of a $150,000 bonus Mr. Kalajian approved to be paid to himself without first obtaining proper authorization by the Company’s board of directors.

Consulting and Other Arrangements

As of December 31, 2023, Calidi had accounts payable and accrued expenses for approximately $104,000 owed to AJC Capital for primarily rent expense for temporary use of a personal house for company office space in 2020.

On June 23, 2023, Calidi entered into a Separation and Release Agreement (“Separation Agreement”) with George Ng, Chief Operating Officer and President, effective on that date. In accordance with the provisions of the Separation Agreement, Calidi will pay Mr. Ng in the amount of $450,000 payable in a lump sum due one year after the effective date, and in the event that this amount is not paid when due, the unpaid amount will accrue interest at the rate of 8.0% per annum to be paid no later than the two year anniversary of the effective date. Calidi will also pay for certain benefits, including healthcare for six months following the effective date.

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Mr. Ng also agreed to convert approximately $166,000 due to him for a contingent bonus and certain prior consulting services into a SAFE agreement with terms substantially similar to the 2023 SAFEs. Mr. Ng also agreed to convert approximately $166,000 due to him for a contingent bonus and certain prior consulting services into a SAFE agreement with terms substantially similar to the 2023 SAFEs, which were all converted in connection with the Business Combination.

On April 1, 2022, Calidi entered into an advisory agreement (the “Advisory Agreement”) with Scott Leftwich, a member of the Calidi Board of Directors, for providing certain strategic and advisory services. Mr. Leftwich will receive an advisory fee of $9,166 per month not to exceed $120,000 per annum, accrued and payable upon Calidi raising $10 million or more in equity proceeds, as defined in the Advisory Agreement. In connection with the closing of the Business Combination, total amount due under the Advisory Agreement was deferred to January 1, 2025.

Financing and Financing-Related Transactions Subsequent to December 31, 2024

Confidentially Marketed Public Offering (CMPO)

On January 9, 2025, Calidi entered into a Placement Agency Agreement with Ladenburg Thalmann & Co. Inc. (the “Placement Agent”), pursuant to which Calidi agreed to issue and sell in a public offering 5,000,000 shares of Calidi’s common stock (the “Shares”), par value $0.0001 per share, at a purchase price of $0.85 per Share. The closing of the offering took place on January 10, 2025. The gross proceeds from the offering were $4.3 million, before deducting placement agent fees and other offering expenses payable by Calidi and excluding the net proceeds, if any, from the exercise of the Placement Agent Warrants (as defined below). The common stock shares were offered by Calidi pursuant to a shelf registration statement on Form S-3, which was declared effective by the Securities Exchange Commission on October 10, 2024.

Shelf Registration Statement

On January 10, 2025, Calidi filed a Form S-3 shelf registration statement under the Securities Act of 1933, which was declared effective by the SEC on February 7, 2025, providing for the public offer and sale of up to $25.0 million of Calidi’s shares of common stock.

Termination of Standby Equity Purchase Agreement

On December 10, 2023, we entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd., a Cayman Island exempt limited partnership (“Yorkville”). Pursuant to the SEPA, we will have the right, but not the obligation, to sell to Yorkville up to $25.0 million of its shares of Common Stock, par value $0.0001 per share, at our request any time during the 36 months following the execution of the SEPA.

On January 23, 2025, Calidi delivered to Yorkville, a Notice of Termination of the SEPA, as required under Section 10.01(b) of the SEPA, which notifies Yorkville of Calidi’s election to terminate the SEPA. Termination of the SEPA became effective as of January 23, 2025, as mutually agreed by Calidi and Yorkville.

At the time of the termination, there were no outstanding borrowings, advance notices or shares of common stock to be issued under the SEPA. In addition, there are no fees due by Calidi or Yorkville in connection with the termination of the SEPA.

Increase in Maximum Aggregate Offering Amount under the At The Market Offering Agreement

On February 4, 2025, Calidi increased the maximum aggregate offering amount of the shares of Calidi’s common stock, par value $0.0001 per share issuable under the At The Market Offering Agreement (the “Sales Agreement”) with Ladenburg Thalmann & Co. Inc., dated October 11, 2024, from $5.1 million to $11.2 million and filed a prospectus supplement (the “Current Prospectus Supplement”) under the Sales Agreement for an aggregate of $6.1 million. Prior to February 4, 2025, Calidi sold shares of common stock having an aggregate sales price of approximately $5.0 million under the Sales Agreement, including $3.2 million in 2024. Subsequent to December 31, 2024, Calidi sold 2,862,911 shares of common stock for gross proceeds of approximately $2.9 million under the Sales Agreement. See Note 12.

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Registered Direct and Concurrent Private Placement

On March 28, 2025, Calidi entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a single institutional investor (the “Purchaser”), pursuant to which Calidi issued to the Purchaser, (i) in a registered offering, 3,325,000 shares of Calidi Common Stock, at a purchase price of $0.65 per share, and at the election of the investor, in lieu of the common stock, pre-funded warrants to purchase up to 2,728,000 shares of Common Stock at a price of $0.649 per pre-funded warrant, which represents the per share offering price for the common stock less the $0.001 per share exercise price for each such pre-funded warrant, and (ii) in a concurrent private placement, Series G common stock purchase warrants to purchase up to 6,053,000 shares of Common Stock (the “Series G Common Warrants”).

The Pre-funded Warrants are exercisable immediately at an exercise price of $0.001 per share, and shall remain valid and exercisable until all the Pre-funded Warrants are exercised in full. The Series G Common Warrants have an exercise price of $0.6954 per share, will be exercisable six months following the date of issuance, and will have a term of seven and one-half years from the date of exercisability. Such registered direct offering and concurrent private placement are referred to herein as the “Transactions.” Ladenburg Thalmann & Co. Inc. (“Ladenburg”) acted as the placement agent. The securities issued in these Transactions do not contain any variable or priced based resets.

The closing of the Transactions took place on March 31, 2025. The gross proceeds from the Transactions were approximately $3.9 million before deducting placement agent fees and other offering expenses payable by Calidi. See Note 12.

Financing and Financing-Related Transactions During the Year Ended December 31, 2024

Reverse Stock Split

On July 10, 2024, we filed a First Certificate of Amendment to Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware to effect a 1-for-10 reverse stock split of the shares of Calidi’s common stock, par value $0.0001 per share, effective on July 15, 2024 (the “Reverse Stock Split”). As a result of the Reverse Stock Split, every ten shares of issued and outstanding our Common Stock was automatically combined into one issued and outstanding share of our Common Stock, without any change in the par value per share. No fractional shares were issued as a result of the Reverse Stock Split, and any fractional shares that would otherwise have resulted from the Reverse Stock Split were rounded up to the next whole number. The number of authorized shares of Common Stock under our Second Amended and Restated Certificate of Incorporation, as amended, remained unchanged.

All references to share and per share amounts for all periods presented in the consolidated financial statements have been retrospectively restated to reflect this Reverse Stock Split.

Public Financing

On April 18, 2024, we closed on a public offering of securities pursuant to that certain securities purchase agreement dated April 16, 2024 entered into by and among Calidi and certain purchasers (the “April Public Offering”). In connection with the April public offering, Calidi sold an aggregate of 1,323,250 Common Stock Units and 196,500 Pre-Funded Warrant (“PFW”) Units at an effective combined purchase price of $4.00 per Common Stock Unit or PFW Unit for aggregate gross proceeds of approximately $6.1 million before deducting placement agent fees and offering expenses payable by Calidi. The securities offered and sold in the public offering were registered pursuant to registration statement on Form S-1, as amended, filed with the SEC and declared effective on April 15, 2024.

Confidentially Marketed Public Offering (CMPO)

On November 14, 2024, we entered into a Placement Agency Agreement with Ladenburg Thalmann & Co. Inc. (the “Placement Agent”), pursuant to which we agreed to issue and sell in a public offering 4,437,869 shares of Calidi’s common stock (the “Shares”), par value $0.0001 per share, at a purchase price of $1.69 per Share. The closing of the offering took place on November 15, 2024. The gross proceeds from the offering were $7.5 million, before deducting placement agent fees and other offering expenses payable by us and excluding the net proceeds, if any, from the exercise of the Placement Agent Warrants (as defined below). The common stock shares were offered by Calidi pursuant to a shelf registration statement on Form S-3, which was declared effective by the Securities Exchange Commission on October 10, 2024.

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Warrant Inducement

On May 31, 2024, we entered into an inducement offer letter agreement (the “May Inducement Offer”) with nine (9) holders of the Calidi’s existing Series B unit purchase warrants (“Series B Warrants”) and Series C unit purchase warrants (“Series C Warrants” and together with the Series B Warrants, the “Existing Warrants”), which Existing Warrants were originally issued on April 18, 2024 and had an exercise price of $6.00 (see Note 8). Following the closing of the May Inducement Offer, such warrant holders immediately exercised some or all of their respective outstanding Existing Warrants to purchase up to an aggregate of 1,069,800 shares of Calidi’s common stock, Series B-1 Warrants to purchase up to 267,300 shares of common stock and Series C-1 Warrants to purchase up to 802,500 shares of Common Stock, at a reduced exercise price of $2.00. In consideration for the immediate exercise of some or all of the Existing Warrants for cash, we agreed to issue unregistered new Series D common stock purchase warrants (“Series D Warrants”) to purchase up to 1,069,800 shares of Common Stock (see Note 8). We received gross proceeds of $2.1 million in cash from the exercise of the Existing Warrants pursuant to the May Inducement Offer, prior to deducting placement agent fees and offering expenses.

Subscription Agreements

On July 26, 2024, the Board of Calidi approved the Subscription Agreement dated July 28, 2024 entered with an accredited investor, a related-party. Pursuant to the Agreement, we sold to the Investor and the investor purchased, (i) 698,812 shares of Common Stock at a purchase price of $1.431 per share; and (ii) warrants to purchase 600,000 shares of the Calidi’s common stock at an exercise price of $1.90, for an aggregate purchase price of $1.0 million.

Strategic Investment into Nova Cell

On July 26, 2024, the Board and the Audit Committee of Calidi’s Board approved a strategic investment of approximately $2.0 million by the investor, a related-party, into Nova Cell, in exchange for the issuance of 7,500,000 shares of Nova Cell’s shares of common stock to the investor, representing 25% of Nova Cell’s current fully-diluted capitalization.

At The Market Offering Agreement

On October 11, 2024, Calidi entered into an At The Market Offering Agreement (the “Sales Agreement”) with Ladenburg Thalmann & Co. Inc. (“Ladenburg”), under which Calidi may, from time to time, in its sole discretion, issue and sell through Ladenburg, acting as agent or principal, shares of Calidi’s common stock, par value $0.0001 per share, initially having an aggregate offering price of up to $5.1 million. Pursuant to the Sales Agreement, Ladenburg may sell the Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended. Ladenburg will use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Shares from time to time, based upon instructions from Calidi (including any price or size limits or other customary parameters or conditions Calidi may impose). Calidi sold shares of common stock having an aggregate sales price of approximately $3.2 million under the Sales Agreement in 2024.

2024 Bridge Loan

On January 19, 2024, Calidi received approximately $0.2 million in aggregate proceeds from the issuance of certain bridge loans (the “2024 Bridge Loan”), which mature one year from the issuance date and bear simple interest of 12% per annum. As consideration for the 2024 Term Loans, the Calidi issued an aggregate of 893 shares of restricted common stock to the Lender.

As of December 31, 2024, the total carrying value of the 2024 Bridge Loan, including accrued interest and net of debt discount, was $0.2 million, which was fully settled in January 2025.

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Convertible Promissory Notes

On January 26, 2024, Calidi entered into a convertible promissory note purchase agreement (the “2024 Purchase Agreement”) with an Accredited Investor (the “Investor”) for a loan in the principal amount of $1.0 million (the “2024 Convertible Note Loan”). In connection with the Convertible Note Loan, Calidi issued a one-year convertible promissory note evidencing the aggregate principal amount of $1.0 million under the Loan, which accrues at a 12.0% simple interest rate per annum (the “2024 Convertible Note”).

The 2024 Convertible Note also provides the Investor a voluntary right to convert all, but not less than all, the Principal Amount and accrued interest into shares of Calidi’s common stock at a conversion rate equal to a 10% discount to the 10-day VWAP as determined immediately before January 26, 2024. In addition, upon such voluntary conversion by the Investor, the Investor will be entitled to a warrant for 50% of the number of shares of Calidi’s common stock issued upon the Note conversion at an exercise equal to 120% of the Conversion Price (the “2024 Note Warrant”). In the event Calidi consummates a public offering prior to the maturity date of the 2024 Convertible Note, the 2024 Convertible Note and accrued interest will be subject to a mandatory conversion into the equity securities of Calidi issued and sold to investors in such public offering, equal to the price per share of the equity security sold to other purchasers and subject to similar terms and conditions of such public offering, except that such equity securities received under a mandatory conversion will be restricted securities.

On April 18, 2024, pursuant to the April Public Offering (see Note 1), Calidi’s $1.0 million convertible note, inclusive of outstanding principal and accrued interest, was automatically converted into shares of Common Stock Unit shares, with terms identical to those sold in the April Public Offering. As of that date, the convertible note was no longer outstanding.

Convertible Promissory Notes and Unasserted Claim Settlement

On March 8, 2024, Calidi entered into settlement agreement (“Settlement Agreement”) with an investor who previously enter into a series of related agreements including (i) an agreement with Calidi Cure to fund the purchase of Calidi Series B Preferred Stock; (ii) a Non-Redemption Agreement with Calidi; (iii) an OTC Equity Prepaid Forward Purchase Agreement with Calidi; and (iv) a Subscription Agreement with Calidi (items (i) through (iv) collectively “the Supplemental Funding Agreements”) for the purpose of satisfying the “Minimum Cash Condition” required under the Business Combination agreement between First Light Acquisition Group, Inc., and Calidi Biotherapeutics, Inc., a Nevada corporation among others. Pursuant to the Settlement Agreement, (i) the investor purchased a $2.0 million convertible note from Calidi for cash and (ii) Calidi issued to the investor a $1.5 million convertible note in consideration for the settlement of all claims related to the Supplemental Funding Agreements. The $2.0 million convertible note and $1.5 million convertible note are collectively herein referred to as the “Convertible Notes”. The Convertible Notes bear semiannual interest at 10.0% per annum and each mature on March 8, 2028, unless due earlier due to an event of a default. After the earlier of 180 days or the effective date of a registration statement registering Calidi’s common stock underlying the Convertible Notes, Calidi may prepay the Convertible Notes, including any interest earned thereon, without penalty. The Convertible Notes provide the Investor a right to convert in whole or in part , the Principal Amount (as defined in the Convertible Notes) and accrued interest earned thereon into shares of Calidi’s common stock at an initial note conversion price equal to 94.0% of the 10-day VWAP ending the business day preceding execution of the Convertible Notes, subject to a reset note conversion price equal to 94.0% of 10-day VWAP ending on the one hundred and eightieth (180th) day from the issuance of the Convertible Notes. On September 4, 2024, the exercise price was reset to $1.14. In the event Calidi completes a financing (i) of at least $8.0 million in an offering registered with the SEC; or (ii) of at least $2.0 million with a non-affiliated purchaser at an effective price of at least 150.0% of the initial note conversion price, then the Convertible Notes will be subject to mandatory conversion at the lower of the initial note conversion price and reset note conversion price.

On April 14, 2024, the $1.5 million convertible note agreement was amended to include a mandatory prepayment of the entire convertible note upon the closing of a public offering of Calidi’s securities registered with the Securities and Exchange Commission in which Holder participates in an amount equal to the principal amount of the convertible note. All other terms and conditions remained substantially unchanged. As no concession was granted as part of the amendment and the present value of the cash flows under the new debt instrument did not differ from the present value of the remaining cash flows under the terms of the original debt instrument, it was determined that the debt was not substantially different which resulted in modification accounting. The carrying value of the original notes equaled the fair value at modification date, which resulted in no adjustment to the debt’s carrying value.

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On April 19, 2024, the $1.5 million convertible note was paid in full upon the closing of a public offering by Calidi, in which the Holder participated in an amount equal to the principal amount of the convertible note. As of that date, the convertible note was no longer outstanding.

On September 27, 2024, principal of $0.2 million and accrued interest of $11,000 of the $2.0 million convertible note was converted into 184,810 shares of common stock. As of September 30, 2024, $1.8 million of the convertible note remained outstanding.

From October 21, 2024 through November 6, 2024, principal of $1.8 million and accrued interest of approximately $118,000 of Calidi’s existing $2.0 million convertible note was converted into 1,679,045 shares of common stock. Upon completion of the conversions, the convertible note was no longer outstanding.

2021 Term Notes Payable

As of December 31, 2024 and December 31, 2023, the interest rate of the 2021 Term Notes was 14% and 24%, respectively and the total carrying value, including accrued interest was approximately $0.7 million and $0.6 million, respectively. The term note was subsequently settled in January 2025.

2022 Term Notes Payable

As of December 31, 2024 and December 31, 2023, the interest rate of the 2022 Term Notes was 14% and 24% per annum, respectively, for a total principal of $0.2 million, and 16% and 15% per annum for a total principal of $0.2 million, respectively. As of December 31, 2024 and December 31, 2023, the total carrying value, including accrued interest, was $0.4 million. The term notes were subsequently settled in January 2025.

2023 Term Notes Payable

As of December 31, 2024 and December 31, 2023, the interest rate of the 2023 Term Notes was 14% and 24% per annum, respectively, for a total principal of $1.1 million, 18% and 14% per annum for a total principal of $0.2 million, and 14% per annum for a total principal of $0.1 million. As of December 31, 2024 and December 31, 2023, the total carrying value, including accrued interest and net of debt discount, was $1.9 million and $1.9 million, respectively. Term notes of $0.5 million were subsequently settled in January 2025.

Promissory Note Loan Agreement

On July 1, 2024, Calidi entered into a Loan Agreement with a third party lender (the “Lender”). Under the Loan Agreement, the Lender agreed to loan Calidi the principal amount of $0.6 million pursuant to the terms of the promissory note dated July 1, 2024 which was issued to the Lender by Calidi (the “Promissory Note”).

The Promissory Note bears a simple interest rate at 15.0% per annum and matures on the third calendar year from the Payment Date (the “Maturity Date”) unless due earlier due to an event of a default under the terms of the Promissory Note. Calidi agreed to pay annual payments of accrued interest after each calendar year from the Payment Date until any remaining interest is paid in full on the Maturity Date.

Public and Private Warrants Assumed in FLAG Merger

In connection with the closing of the FLAG Merger on September 12, 2023, Calidi assumed 1,150,000 public warrants to purchase common stock with an exercise price of $115.00 per share. The Public Warrants became exercisable 30 days after the Closing. Each whole share of the warrant is exercisable for one share of Calidi’s common stock. Calidi may redeem the outstanding Public Warrants for $0.01 per warrant, if the reported last sale price of the common stock equals or exceeds $180.00 per share (as adjusted for stock dividends, sub-divisions, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing after the warrants become exercisable and ending on the third trading day before Calidi sends the notice of redemption to the warrant holders. Upon issuance of a redemption notice by Calidi, the warrant holders may, at any time after the redemption notice, exercise the Public Warrants on a cashless basis.

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Calidi further assumed 191,217 private placement warrants to purchase common stock with an exercise price of $115.00 per share. The private placement warrants in general, will not be transferable, assignable or salable until 30 days after the Closing (excluding permitted transferees) and they will not be redeemable under certain redemption scenarios. Otherwise, the private placement warrants have terms and provisions that are identical to those of the public warrants, including the exercise price, exercisability and exercise period.

On October 17, 2024, Calidi received notice from the NYSE that Calidi’s Public Warrants to purchase common stock are no longer suitable for listing pursuant to Section 1001 of the NYSE American Company Guide due to the low trading price of such public warrants, and that the NYSE Regulation has determined to commence proceedings to delist the public warrants. The Public Warrants may be traded on the OTC Pink Marketplace under the symbol CLDWW.

As of December 31, 2024, 1,150,000 Public Warrants and 191,217 private warrants were outstanding, respectively.

Common Stock Non-Series Warrants

On February 21, 2024, in connection with a settlement agreement, Calidi issued 40,000 warrants to purchase Restricted Shares which (i) has an exercise price equal to $13.20; and (ii) are exercisable for 5 years after the date of issuance of the warrants, subject to the terms set forth in such warrant.

On July 26, 2024, pursuant to a subscription agreement entered into with an accredited investor, a related-party (see Note 8), Calidi sold to the investor warrants to purchase 600,000 shares of Calidi’s common stock, which (i) have an exercise price equal to $1.90 per share; and (ii) are exercisable for 3 years after the date of issuance of the warrants, subject to the terms set forth in such warrant.

As of December 31, 2024, 640,000 non-series warrants to purchase Calidi common stock were outstanding. Calidi evaluates equity or liability classification for common stock warrants in accordance with ASC 480, Distinguishing Liabilities from Equity, and ASC 815 and accounts for common stock warrants as liabilities if the warrant requires net cash settlement or gives the holder the option of net cash settlement or it otherwise does not meet other equity classification criteria.

Placement Agent Warrants

On April 18, 2024, in connection with the closing of the April Public Offering, Calidi issued Placement agent warrants to purchase up to 75,988 shares of common stock, which (i) have an exercise price equal to $6.60 per share; and (ii) are exercisable for 5 years after the date of issuance of the warrants, subject to the terms set forth in such warrant.

On June 3, 2024, in connection with the closing of the May Inducement Offer, Calidi issued Placement agent warrants to purchase up to 53,490 shares of common stock, which (i) have an exercise price equal to $3.75 per share; and (ii) are exercisable for 5 years after the date of issuance of the warrants, subject to the terms set forth in such warrant.

On October 23, 2024, in connection with the closing of the October Public Offering, we issued to the Placement Agent (or its designees) warrants to purchase an aggregate of 102,500 shares of common stock, which (i) have an exercise price per share equal to $1.25 per share; and (ii) are exercisable 6 months from the date of issuance and expire on the 5 year anniversary of initial exercise date, subject to the terms set forth in such warrant. The Placement Agent Warrant may be exercisable via “cashless exercise” in certain circumstances.

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On November 15, 2024, in connection with the closing of the November Public Offering, we issued to the Placement Agent (or its designees) warrants to purchase an aggregate of 221,893 shares of common stock, which (i) have an exercise price per share equal to $2.11; and (ii) are exercisable 6 months from the date of issuance and expire on the 5 year anniversary of initial exercise date, subject to the terms set forth in such warrant. The Placement Agent Warrant may be exercisable via “cashless exercise” in certain circumstances.

As of December 31, 2024, all placement agent warrants to purchase a total of 453,871 shares of common stock remained outstanding. There were no such warrants outstanding as of December 31, 2023.

Series A Warrants

On April 18, 2024, in connection with the closing of the April Public Offering, Calidi issued Series A warrants to purchase 1,519,750 shares of common stock. Furthermore, on April 18, 2024, in connection with the mandatory conversion of a $1.0 million Convertible Note, Calidi issued additional Series A warrants to purchase 256,885 shares of common stock. The Series A Warrants have (i) an exercise price equal to $6.00 per share; and (ii) are exercisable for 5 years after the date of issuance of the warrants, subject to the terms set forth in such warrant.

Pursuant to the Reverse Stock Split effected July 15, 2024, the exercise price of the Series A warrants was reset to $1.52 per share, effective July 22, 2024.

As of December 31, 2024, Series A warrants to purchase 1,051,635 shares of common stock remained outstanding. There were no such warrants outstanding as of December 31, 2023.

Series B Warrants

On April 18, 2024, in connection with the closing of the April Public Offering, Calidi issued Series B warrants to purchase 1,519,750 shares of common stock. Furthermore, on April 18, 2024, in connection with the mandatory conversion of a $1.0 million Convertible Note, Calidi issued additional Series B warrants to purchase 256,885 shares of common stock. The Series B Warrants have (i) an exercise price equal to $6.00 per share; and (ii) are exercisable for 1 year after the date of issuance of the warrants, subject to the terms set forth in such warrant.

Series B warrants to purchase 267,300 shares of common stock were exercised at a reduced exercise price of $2.00 in connection with the May Inducement Offer. Pursuant to the issuance of common stock per the Series B warrant exercises, Calidi received gross proceeds of approximately $0.5 million.

Pursuant to the Reverse Stock Split effected July 15, 2024, the exercise price of the Series B warrants was reset to $1.52 per share, effective July 22, 2024.

As of December 31, 2024, Series B warrants to purchase 689,335 shares of common stock remained outstanding. There were no such warrants outstanding as of December 31, 2023.

Series C Warrants

On April 18, 2024, in connection with the closing of the April Public Offering, Calidi issued Series C warrants to purchase 1,519,750 shares of common stock. Furthermore, on April 18, 2024, in connection with the mandatory conversion of a $1.0 million Convertible Note, Calidi issued additional Series C warrants to purchase 256,885 shares of common stock. The Series C Warrants have (i) an exercise price equal to $6.00 per share; and (ii) are exercisable for 4 months after the date of issuance of the warrants, subject to the terms set forth in such warrant.

Series C warrants to purchase 802,500 shares of common stock were exercised at a reduced exercise price of $2.00 in connection with the May Inducement Offer. Pursuant to the issuance of common stock per the Series C warrant exercises, Calidi received gross proceeds of approximately $1.6 million.

Pursuant to the Reverse Stock Split effected July 15, 2024, the exercise price of the Series C warrants was reset to $1.52 per share, effective July 22, 2024. During the year ended December 31, 2024, Series C warrants to purchase 637,500 shares of common stock were exercised at an exercise price of $1.52 per share. Pursuant to the issuance of common stock per such warrant exercises, Calidi received gross proceeds of approximately $1.0 million. 336,635 Series C warrants expired on August 18, 2024.

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As of December 31, 2024, no Series C warrants remained outstanding.

Series B-1 Warrants

On June 3, 2024, in connection with the closing of the May Inducement Offer, Calidi issued Series B-1 warrants to purchase 267,300 shares of common stock, which (i) have an exercise price equal to $2.00 per share; and (ii) are exercisable for 5 years after the date of issuance of the warrants, subject to the terms set forth in such warrant.

Pursuant to the Reverse Stock Split effected July 15, 2024, the exercise price of the Series B-1 warrants was reset to $1.52 per share, effective July 22, 2024.

During the year ended December 31, 2024, pursuant to the terms of the Series B Warrants, Calidi issued Series B-1 warrants to purchase 820,000 shares of common stock which (i) have an exercise price equal to $1.52 per share; and (ii) are exercisable for 5 years after the date of issuance of the warrants, subject to the terms set forth in such warrant. Series B-1 warrants to purchase 325,000 shares of common stock were exercised at $1.52 per share and Calidi received gross proceeds of approximately $0.5 million.

As of December 31, 2024, Series B-1 warrants to purchase 762,300 shares of common stock remained outstanding.

Series C-1 Warrants

On June 3, 2024, in connection with the closing of the May Inducement Offer, Calidi issued Series C-1 warrants to purchase 802,500 shares of common stock, which (i) have an exercise price equal to $2.00 per share; and (ii) are exercisable for 5 years after the date of issuance of the warrants, subject to the terms set forth in such warrant. Series C-1 warrants to purchase 50,000 shares of common stock were subsequently exercised at an exercise price of $2.00 per share.

Pursuant to the issuance of common stock per the Series C-1warrant exercises, Calidi received gross proceeds of approximately $0.1 million. Pursuant to the Reverse Stock Split effected July 15, 2024, the exercise price of the Series C-1 warrants was reset to $1.52 per share, effective July 22, 2024.

During the year ended December 31, 2024, pursuant to the terms of the Series C Warrants, Calidi issued Series C-1 warrants to purchase 637,500 shares of common stock which (i) have an exercise price equal to $1.52 per share; and (ii) are exercisable for 5 years after the date of issuance of the warrants, subject to the terms set forth in such warrant. Series C-1 warrants to purchase 575,000 shares of common stock were exercised at $1.52 per share and Calidi received gross proceeds of approximately $0.9 million.

As of December 31, 2024, Series C-1 warrants to purchase 815,000 shares of common stock remained outstanding. There were no such warrants outstanding as of December 31, 2023.

Series D Warrants

On June 3, 2024, in connection with the closing of the May Inducement Offer, Calidi issued Series D warrants to purchase 1,069,800 shares of common stock, which (i) have an exercise price equal to $3.00 per share; and (ii) are exercisable for 5.5 years after the date of issuance of the warrants, subject to the terms set forth in such warrant.

Pursuant to the Reverse Stock Split effected July 15, 2024 (See Note 1), the exercise price of the Series D warrants was reset to $1.52 per share, effective July 22, 2024.

As of December 31, 2024, Series D warrants to purchase 1,069,800 shares of common stock remain outstanding. There were no such warrants outstanding as of December 31, 2023.

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Series E Warrants

On October 23, 2024, in connection with the Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (see Note 1), Calidi issued Series E warrants to purchase 2,050,000 shares of common stock, which (i) have an exercise price equal to $1.13 per share; and (ii) are exercisable 6 months from the date of issuance and expire on the 1 year anniversary of initial exercise date, subject to the terms set forth in such warrant.

As of December 31, 2024, Series E warrants to purchase 2,050,000 shares of common stock remained outstanding. There were no such warrants as of December 31, 2023.

Series F Warrants

On October 23, 2024, in connection with the Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (see Note 1), Calidi issued Series F warrants to purchase 2,050,000 shares of common stock, which (i) have an exercise price equal to $1.13 per share; and (ii) are exercisable 6 months from the date of issuance and expire on the 5 year anniversary of initial exercise date, subject to the terms set forth in such warrant.

As of December 31, 2024, Series F warrants to purchase 2,050,000 shares of common stock remained outstanding. There were no such warrants as of December 31, 2023.

Commitments and Contingencies

On October 10, 2022, Calidi entered into an Office Lease Agreement (the “San Diego Lease”) that will serve as Calidi’s new principal executive and administrative offices and laboratory facility. To secure and execute the San Diego Lease, Mr. Allan Camaisa provided a personal Guaranty of Lease of up to $0.9 million (the “Guaranty”) to the lessor for Calidi’s future performance under the San Diego Lease agreement. As consideration for the Guaranty, Calidi agreed to pay Mr. Camaisa 10% of the Guaranty amount for the first year of the San Diego Lease, and 5% per annum of the Guaranty amount thereafter through the life of the lease, with all amounts accrued and payable at the termination of the San Diego Lease or release of Mr. Camaisa from the Guaranty by the lessor, whichever occurs first. The San Diego Lease has an initial term of 4 years.

We further entered into separate license agreements with Northwestern University and City of Hope and the University of Chicago, wherein Calidi may be liable to make certain contingent payments pursuant to the terms and conditions of the license agreements. As of December 31, 2024, we do not believe it probable that we will make these payments.

Other commitments and contingencies include (i) various operating and financing leases for equipment, office facilities, and other property containing future minimum lease payments totaling $3.7 million, (ii) certain manufacturing and other supplier agreements with vendors principally for manufacturing drug products for clinical trials and continuing the development of the CLD-101 and CLD-201 programs totaling $0.3 million, and (iii) severance costs due on January 1, 2025 totaling $0.4 million. The severance costs were paid in full in January 2025.

Forward Purchase Agreement

In August 2023, FLAG and Calidi entered into forward purchase agreements (each a “Forward Purchase Agreement”, and together, the “Forward Purchase Agreement”) with each of Meteora Strategic Capital, LLC, Meteora Capital Partners, LP, Meteora Select Trading Opportunities Master, LP, Great Point Capital LLC, Funicular Funds, LP and Marybeth Wootton (with each individually a “Seller”, and together, the “Sellers”) for an OTC Equity Prepaid Forward Transaction.

On March 8, 2024, Calidi and one of the sellers mutually terminated and cancelled 34,000 shares per the Forward Purchase Agreement described above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and Annual Reports concerning their ownership, of Common Stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC during the most recent fiscal year, we believe that all reports required by Section 16(a) for transactions in the fiscal year ended December 31, 2024, were timely filed except for the following due to administrative oversight: Form 4s filed three months late on July 2, 2024, reporting the respective grants of RSUs to Scott Leftwich, James Schoeneck, and Alan Stewart under the 2023 Plan on March 29, 2024; and Form 4 filed five business days late on July 11, 2024 reporting the grant of non-qualified stock options to Dr. George Peoples on July 1, 2024; and the Form 4s filed 14 business days late on October 15, 2024 reporting the issuance of the respective non-qualified stock option grants of Dr. George Peoples, Alan Stewart, Scott Leftwich and James Schoeneck under the 2023 Plan on September 20, 2024.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to:

Calidi Biotherapeutics, Inc.

4475 Executive Drive, Suite 200

San Diego, CA 92121

Attention: Corporate Secretary

You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Corporate Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected CBIZ CPAs P.C. (“CBIZ”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

On April 30, 2025, the Audit Committee of our Board approved the appointment of CBIZ as our independent registered public accounting firm. The decision to select CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025, was recommended by our Audit Committee and approved by our Board. Previously, Marcum LLP served as our independent registered public accounting firm from November 26, 2022 through April 30, 2025 and reported on our financial statements for years 2022 to 2024.

Representatives of CBIZ are expected to be present at the Annual Meeting. The representatives of CBIZ will be able to make a statement at the Annual Meeting if they wish and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require that our stockholders ratify the selection of CBIZ as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of CBIZ to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firms at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Resignation of Marcum LLP as Our Independent Registered Public Accounting Firm

On November 1, 2024, CBIZ acquired the attest business of Marcum LLP, and substantially all of the partners and staff that provided attestation services with Marcum LLP joined CBIZ in connection with the acquisition. Accordingly, on April 30, 2025, as a result of the acquisition, Marcum LLP resigned as our independent registered public accounting firm and, on April 30, 2025, our Audit Committee approved the appointment of CBIZ as our independent registered public accounting firm.

The reports of Marcum LLP on our consolidated financial statements for the years ended December 31, 2024, and December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except going concern.

During the fiscal years ended December 31, 2024, and December 31, 2023, and the subsequent interim period through April 30, 2025, there were (i) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between us and Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused Marcum LLP to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements for such years and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

We provided Marcum LLP with a copy of the above disclosures and requested that Marcum LLP furnish us with a letter addressed to the SEC stating whether it agrees with the statements made above and, if it does not agree, the respects in which it does not agree. A copy of Marcum LLP’s letter, dated May 2, 2025, was attached as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on May 2, 2025.

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Approval of Appointment of CBIZ CPAs P.C. as Our New Independent Registered Public Accounting Firm

On April 30, 2025, our Audit Committee approved the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025. In connection with the engagement, CBIZ will prepare the report on our consolidated financial statements for the fiscal year ending December 31, 2025. During the fiscal years ended December 31, 2024, and December 31, 2023, and the subsequent interim period through April 30, 2025, neither we nor anyone on our behalf has consulted with CBIZ regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ on our consolidated financial statements, and neither a written report nor oral advice was provided by CBIZ to us that CBIZ concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees

The aggregate fees billed by our Independent Registered Public Accounting Firm, for the fiscal years ended December 31, 2024 and 2023 are as follows:

	2024	2023
Audit fees(1)	$461,440	$418,798
Audit related fees(2)	-	-
Tax fees(3)	-	-
All other fees(4)	-	-
Total	$461,440	$418,798

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. This information is presented as of the latest practicable date for this annual report.

(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.”

(3)	Marcum did not provide us with tax compliance, tax advice or tax planning services.

(4)	All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories. No such fees were incurred during the fiscal years ended December 31, 2024 or 2023.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.

Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this preapproval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board is comprised of two non-employee directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. Our board of directors of directors has determined that James Schoeneck is an “audit committee financial expert” within the meaning of Item 401(h) of SEC Regulation S-K. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable listing standards. In arriving at these determinations, our board of directors has examined each audit committee member’s scope of experience and the nature of his or her employment. The Audit Committee assists the Board’s oversight of the integrity of our financial reports, compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing our corporate accounting and financial reporting practices, recommending the selection of our independent registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in our periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in our Annual Report on Form 10-K.

The Audit Committee has reviewed and discussed with management and Marcum LLP (“Marcum”), our independent registered public accounting firm for our fiscal year ended December 31, 2024, the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. The Audit Committee also discussed with Marcum those matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16.

Marcum also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Respectfully submitted by: MEMBERS OF THE AUDIT COMMITTEE,

/s/ Alan Stewart
Chair of the Audit Committee

/s/ James Schoeneck
Member of the Audit Committee

The foregoing Audit Committee Report does not constitute soliciting material or to be “filed” with the Commission or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407 of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r) and shall not be deemed filed or incorporated by reference into any other of our filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

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PROPOSAL 3

TO APPROVE AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, IN SUBSTANTIALLY THE FORM ATTACHED TO THE PROXY STATEMENT AS APPENDIX A, AT THE DISCRETION OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”), EFFECT A REVERSE STOCK SPLIT WITH RESPECT TO THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK, PAR VALUE $0.0001 PER SHARE, WHICH CONSISTS OF VOTING COMMON STOCK AND NON-VOTING COMMON STOCK, AT A RATIO BETWEEN 1-FOR-2 AND 1-FOR-19 (THE “RANGE”), WITH THE RATIO WITHIN SUCH RANGE TO BE DETERMINED AT THE DISCRETION OF THE BOARD (THE “REVERSE STOCK SPLIT PROPOSAL”) AND INCLUDED IN A PUBLIC ANNOUNCEMENT

General

Our Board has adopted and is recommending that our stockholders approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our Common Stock at a ratio ranging from any whole number between 2 and 19, with the exact ratio within such Range to be determined by the Board in its discretion (the “Reverse Stock Split”), subject to the Board’s authority to determine when to file the amendment and to abandon the amendment notwithstanding prior stockholder approval of such amendments. Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for their approval. The form of the proposed amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split is included as Appendix A to this Proxy Statement (the “Reverse Stock Split Amendment”). The Board has determined that the Reverse Stock Split Amendment is advisable and in the best interests of the Company and its stockholders and is submitting such amendment for consideration by our stockholders at the Annual Meeting.

By approving this proposal, stockholders will approve an amendment to our Second Amended and Restated Certificate of Incorporation pursuant to which a whole number of outstanding shares of our Common Stock between 2 and 19, inclusive, would be combined into one (1) share of our Common Stock (which includes Voting Common Stock and Non-Voting Common Stock). Upon receiving stockholder approval, the Board will have the authority, in its sole discretion, but not the obligation, to elect, without further action on the part of the stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved Range described above and to effect the Reverse Stock Split by filing a Certificate of Amendment with the Secretary of State of the State of Delaware. The Board may also elect not to effect the Reverse Stock Split.

The Board’s decision as to whether and when to effect the Reverse Stock Split and the ratio of such Reverse Stock Split will be based on a number of factors, including the market conditions, the historical, then-existing and expected trading price of our Common Stock, the anticipated impact of the Reverse Stock Split on the trading price of our Common Stock and on the continued listing requirements of NYSE American. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders.

Because the Reverse Stock Split will decrease the number of outstanding shares of our Common Stock by a ratio in the range of 1-for-2 to 1-for-19 but would not effect a decrease to the number of shares of Common Stock and Non-Voting Common Stock that the Company will be authorized to issue, the proposed Reverse Stock Split Amendment would result in a relative increase in the number of authorized and unissued shares of our Common Stock and Non-Voting Common Stock. For more information on the relative increase in the number of authorized shares of our common stock, see “Effects of the Reverse Stock Split on Authorized Share Capital” below.

We believe that the Range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 19 shares of our outstanding Common Stock would be combined and reclassified into one (1) share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the authority to elect whether or not and when to amend our Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split. If the Reverse Stock Split is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to raise new equity capital either through private fund-raising transactions or by accessing the public equity capital markets. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

Purpose and Background of the Reverse Stock Split

Our Common Stock currently trades on the NYSE American under the symbol “CLDI”. The NYSE American has several continued listing criteria that companies must satisfy in order to remain listed on the exchanges. One of these criteria is that a company’s common stock have a trading price that is greater than or equal to $1.00 per share. As of May 19, 2025, the last trading price of our shares was $0.418. We have traded under $1.00 per share in the last 12 months. Given the trading behavior of our stock over the past year, the volatility of the markets and the current macroeconomic environment, we believe that approval of this proposal is prudent as a pre-emptive measure in the event our stock trades under $1.00 for an extended period of time. Further, certain institutional investors are prohibited from investing in shares priced under certain dollar thresholds. Therefore, effecting a reverse stock split may make our stock more attractive to institutional and other investors by increasing the per share price above such thresholds.

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The purpose of the reverse stock split is to increase the per share trading value of our common stock. Our Board of Directors intends to effect the proposed reverse stock split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading prices for our Common Stock, and only if the implementation of a reverse stock split is determined by the Board of Directors to be in the best interests of the Company and its stockholders. Our Board of Directors may exercise its discretion not to implement a reverse stock split.

Facilitation of Future Capital Raising

The Company needs additional capital to continue operations. The Board believes it is critically important for the Company to maintain its flexibility in accessing the equity capital markets. We intend to raise capital through equity or debt financing to fund our current operations. Such additional financing could take a variety of forms, including a private investment in common stock or preferred equity securities, convertible debt securities or other debt financing, rights offering or public offering of equity or debt securities. The availability of additional equity or debt financing will depend on the continued execution of our long-term roadmap, our ability to demonstrate execution of our business plan, as well as market conditions. There can be no assurance that such equity or debt financing will be available in amounts or on terms acceptable to us, if at all.

The sale of additional equity would result in significant dilution to our stockholders. Failure to raise additional capital through equity or debt financing would have a material adverse effect on our ability to meet our short and long-term liquidity needs and achieve our business objectives. The Board believes that the Reverse Stock Split would facilitate the Company’s ability to raise additional equity capital in particular, including due to the expected resulting pro rata increase in the per share market price of our Common Stock, as described under “Potential Increased Investor Interest” below. The Board believes that a pro rata increase in per share market price of Common Stock following a Reverse Stock Split would enhance the Company’s ability to raise capital to fund its current operations.

Potential Increased Investor Interest

In addition, in approving the proposed Reverse Stock Split Amendment, the Board considered that the Reverse Stock Split and the expected resulting pro rata increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders.

We believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. For all of these reasons, we believe the Reverse Stock Split could potentially increase marketability, trading volume, and liquidity of our Common Stock.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and our ability to raise additional capital. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

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In light of the factors mentioned above, our Board believes that the Reverse Stock Split is in our stockholders’ best interests and unanimously approved the proposed amendment to our Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

If the reverse stock split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding. There can be no assurance that the reverse stock split will result in any particular price for our common stock. As a result, the trading liquidity of our common stock may not necessarily improve.

There can be no assurance that the market price per share of our common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. For example, based on the closing price of our Common Stock on the Record Date of $0.418 per share, if the reverse stock split were implemented and approved for a reverse stock split ratio of one-for-ten, there can be no assurance that the post-split market price of our common stock would be $4.18 or greater. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. Moreover, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

Because the number of issued and outstanding shares of common stock would decrease as result of the reverse stock split, the number of authorized but unissued shares of common stock may increase on a relative basis. If we issue additional shares of common stock, the ownership interest of our current stockholders would be diluted, possibly substantially.

The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company.

The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Our Board of Directors intends to effect the reverse stock split only if it believes that a decrease in the number of shares is likely to improve the trading price of our common stock and if the implementation of the reverse stock split is determined by the Board of Directors to be in the best interests of the Company and its stockholders.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of the Range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that the Range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be no more than 1-for-19.

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The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. The Board will determine the specific Reverse Stock Split ratio consistent with continuing to the meet the listing requirements of the NYSE American, including maintaining the minimum number of holders immediately after effecting such Reverse Stock Split. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Prior Reverse Stock Split

The Company has previously completed a reverse stock split, which had temporarily increased the Company’s stock price, but which did not result in its stock price maintaining such an increase in the long-term. On July 10, 2024, the Company completed a 1-for-10 reverse stock split, effective July 15, 2024 which initially increased its stock price to $1.88 per share. In February, 2025 and December 2024, the Company’s stock price fell below $1.00 per share. As described in this paragraph, although the primary objective of the Company’s previous reverse stock split has been to increase the stock price in order to comply with the minimum per share price requirements of the NYSE American, the previous reverse stock split has not resulted in the long-term achievement of such objectives. The Company can provide no assurance that if this Proposal 3 is approved, and if the Company completes another reverse stock split, that the primary objective of the stock split, which is to comply with the $1.00 per share minimum price requirements of the NYSE American, will be achieved for a longer period of time than has occurred historically.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained.

If our stockholders approve the Reverse Stock Split proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

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We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, and outstanding shares of Non-Voting Stock, by a Reverse Stock Split ratio between 1-for-2 and 1-for-19. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain at $0.0001. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Effects of the Amendment on our Common Stock

If the Reverse Stock Split is effected, each stockholder will own fewer shares of our Common Stock as a result of the Reverse Stock Split. Because the Reverse Stock Split will decrease the number of outstanding shares of our Common Stock, the proposed Reverse Stock Split Amendment will result in a relative increase in the number of authorized and unissued shares of our Common Stock. All outstanding options to purchase shares of our Common Stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split. All outstanding warrants, including the Public Warrants and other warrants, will be adjusted as a result of the Reverse Stock Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split.

As of the Record Date, the Company had 31,792,580 shares of Common Stock outstanding (excluding 1,800,000 shares of Non-Voting Common Stock). For purposes of illustration, if the Reverse Stock Split is effected at a ratio between 1-for-2 and 1-for-19, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 15,896,290 shares and 1,673,293 shares, respectively. In addition, if the Reverse Stock Split is effected at a ratio between 1-for-2 and 1-for-19, based on the number of outstanding shares as of the Record Date, after the Reverse Stock Split the public float would be approximately 14,407,491 shares and 1,516,578 shares.

We are currently authorized to issue a maximum of 330,000,000 shares of Common Stock, having a par value of $0.0001 per share, of which 312,000,000 are designated as Voting Common Stock, and 18,000,000 are designated as Non-Voting Common Stock. As of the Record Date, there were 31,792,580 shares of our Voting Common Stock issued and outstanding, and 1,800,000 shares of Non-Voting Common Stock, issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Voting and Non-Voting Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

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In connection with our business combination with First Light Acquisition Group, Inc. (“FLAG”), each Calidi stockholder is entitled to earn, on a pro rata basis, up to 1,800,000 shares of Non-Voting Common Stock (the “Escalation Shares”) provided that certain price hurdles are achieved. During a certain escalation period, Calidi stockholders may be entitled to receive up to 1,800,000 in the aggregate with incremental releases of 450,000 shares upon the achievement of each share price hurdle if the trading price of Common Stock is $120.00, $140.00, $160.00 and $180.00, respectively, for a period of any 20 days within any 30-consecutive-day trading period. Accordingly, the Escalation Shares are in escrow, subject to cancellation if the applicable price hurdles are not achieved. While in escrow, the Escalation Shares have no voting rights. If the Reverse Stock Split is effected, the number of Escalation Shares outstanding, as well as each share price hurdle, will be adjusted on a pro-rata basis.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Except as disclosed in this Proxy Statement, and our intent to raise capital through the issuance of our equity and equity-based securities in order to achieve our business objectives, and we do not currently have any other plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected.

The chart below outlines the capital structure as described in this proposal and prior to and immediately following a possible Reverse Stock Split if the Reverse Stock Split is effected at a ratio of 1-for-2 , 1-for-10, 1-for-19 based on share information as of the close of business on May 19, 2025, but does not give effect to any other changes, including any issuance of securities after May 19, 2025 and treatment of any fractional shares. The table below does not include 1,000,000 shares of Preferred Stock authorized (all of which are undesignated and none of which are outstanding) under the Second Amended and Restated Certificate of Incorporation. The figures below do not give effect to the treatment of fractional shares.

	Number of shares of Common Stock before Reverse Stock Split	1-for 2	1-for-10	1-for-19
Authorized(1)	312,000,000	312,000,000	312,000,000	312,000,000
Issued and Outstanding(2)	31,792,580	15,896,290	3,179,258	1,673,293
Issuable under Outstanding Equity Awards(3)	1,629,927	814,963	162,992	85,785
Reserved for future issuance pursuant to the Equity Plans(4)	490,579	245,289	49,057	25,819
Issuable under Warrants(5)	20,256,808	10,128,404	2,025,680	1,066,147
Authorized but Unissued and Unreserved(6)	257,830,106	284,915,054	306,583,043	309,148,956

Notes:

(1)	Consists of 312,000,000 shares designated as Voting Common Stock, and excludes 18,000,000 shares designated as Non-Voting Common Stock. We do not intend to issue any Non-Voting Common Stock in the future.
(2)	Consists of (i) 31,792,580 shares of Voting Common Stock, and (ii) excludes 1,800,000 shares of Non-Voting Common Stock (representing the Escalation Shares held in escrow by the transfer agent). If the Reverse Stock Split is adopted, the Escalation Shares would be subject to the Reverse Stock Split and the number of Escalation Shares outstanding would be 900,000, 180,000 and 94,737 respectively after giving effect to the Range of Reversed Stock Split indicated in the table.
(3)	Consists of shares reserved for issuance pursuant to outstanding stock options and restricted stock units.
(4)	Consists of shares reserved for future issuance under the Plans, excluding shares issuable under outstanding stock options and restricted stock units.
(5)	Consists of all outstanding warrants as of May 19, 2025.
(6)	Consists of shares of Common Stock authorized but unissued and unreserved for future issuance but unissued and unreserved for future issuance after giving effect to the Range of Reverse Stock Split indicated in the table. We do not intend to issue any Non-Voting Common Stock in the future.

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The shares of Common Stock are currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split would not affect the registration of the Common Stock under the Exchange Act. After the Reverse Stock Split, the Common Stock would continue to be listed on the NYSE American under the symbol “CLDI” (although NYSE American would likely add the letter “D” to the end of the trading symbol temporarily to indicate that the Reverse Stock Split has occurred).

The Reverse Stock Split will not change the terms of our Common Stock. The shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now outstanding. The common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans

If the Reverse Stock Split is effected, the terms of equity awards (1) granted under the 2019 Equity Incentive Plan of Calidi which were assumed by us in connection with the Business Combination, (2) under our 2023 Employee Stock Purchase Plan (the “ESPP”) and (2) 2023 Equity Incentive Plan (“2023 Plan” and together with the ESPP, the “Equity Plans”), including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Equity Plans; (iv) the option price of each outstanding stock option; and (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Equity Plans, will be proportionally adjusted to give effect to the Reverse Stock Split; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Equity Plans, as well as any plan limits on the size of such grants (e.g., the plans limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be proportionately adjusted as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects on CUSIP Number

If the Reverse Stock Split is effectuated, the post-Reverse Stock Split shares of Common Stock would have a new CUSIP number, which is a number used to identify our equity securities.

Effects of the Reverse Stock Split on Authorized Share Capital

Although the number of authorized shares of our Voting Common Stock and Non-Voting Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Voting Common Stock and Non-Voting Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Voting Common Stock and Non-Voting Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Therefore, because the total number of authorized shares of Voting Common Stock and Non-Voting Common Stock will not change as a result of the Reverse Stock Split, upon the effectiveness of the Reverse Stock Split, the number of authorized shares of Voting Common Stock and Non-Voting Common Stock that are not issued or reserved for issuance would increase. All authorized but unissued shares that are not reserved for issuance would remain available for issuance by the Board for general corporate purposes at any time, at its discretion, without stockholder approval. If the Board were to authorize the subsequent issuance of any such shares, such issuances could dilute the ownership interests of holders of Common Stock. We do not intent to issue and further shares of Non-Voting Common Stock in the future.

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Effects of the Reverse Stock Split on Currently Outstanding Common Warrants

As of the Record Date, the Company had outstanding Common Warrants to purchase up to 20,256,808 shares of Common Stock, with each Common Warrant entitling a holder thereof to purchase one share of the Common Stock at a weighted average exercise price of $8.64 per share, subject to adjustment. The exercise price of the Common Warrants is subject to certain adjustments, including stock dividends, stock splits, combinations and reclassifications of the Company’s Common Stock. Upon occurrence of an adjustment event, the exercise price will be multiplied by a fraction of which the numerator will be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of such Common Warrant will be proportionately adjusted such that the aggregate exercise price of the Common Warrant will remain unchanged. All outstanding warrants entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options or warrants, as applicable, between and including one-half to one-nineteenth of the number of shares of common stock which such holders would have been able to purchase upon exercise of their options or warrants, as applicable, immediately preceding the reverse stock split at an exercise price equal to between and including 2 to 19 times the exercise price specified before the reverse stock split, resulting in essentially the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse stock split, as the case may be based on the ratio for the reverse stock split as determined by our Board.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

●	rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

●	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Equity Plans, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware, or such later date as determined by the Board as set forth in the Reverse Stock Split Amendment. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the authority to elect whether or not and when to amend our Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split.

Uncertificated Shares-Book Entry

Our Common Stock is electronically designated in “book-entry” form and stockholders will have their holdings electronically adjusted by the transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

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No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Anti-takeover Effects of Proposed Amendments

An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of our Common Stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not intended for such purposes, the effect of the increased available shares could be to render more difficult or discourage an attempt to take over or otherwise obtain control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the Board or contemplating a tender offer or other change in control transaction). In addition, our Second Amended and Restated Certificate of Incorporation and our Bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the Board to issue preferred stock with rights senior to those of the Common Stock without any further vote or action by the stockholders and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.

Our Board is not presently aware of any attempt to acquire control of the Company, and the Reverse Stock Split proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Interests of Directors and Executive Officers and Voting Agreement

Certain of our officers and directors have an interest in the Reverse Stock Split Proposal as a result of their ownership of shares of Common Stock. However, we do not believe that our officers or directors have interests in the Reverse Stock Split Proposal that are different than or greater than those of any of our other stockholders.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

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All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the reverse stock split or the corresponding Reverse Split Amendment to our Second Amended and Restated Certificate of Incorporation to effect the reverse stock split and we will not independently provide our stockholders with any such right.

Vote Required

Approval of the amendment to our Second Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the votes cast for at the Annual Meeting. Abstentions will have no effect on the outcome of Proposal 3. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 3.

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PROPOSAL 4

INCREASE OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE CALIDI BIOTHERAPEUTICS, INC. 2023 EQUITY INCENTIVE PLAN

General

Our Board is asking our stockholders to approve an amendment to our 2023 Equity Incentive Plan (the “2023 Plan” or the “Incentive Plan”) to increase the maximum number of shares available for grant under the 2023 Plan by 3,000,000 shares (the “2023 Plan Increase”) increasing the aggregate issuable from 393,780 shares to 3,393,780 shares.

On May 9, 2025, our Board approved the 2023 Plan Increase, subject to stockholder approval. The 2023 Plan Increase is intended to allow us to maintain a pool of shares available for grant under the 2023 Plan in order to retain, incentivize and reward our current employees, consultants, officers and directors, and to attract new employees, officers and consultants and, where appropriate, new director candidates.

As of the Record Date, there were 96,798 shares available for future grants under the 2023 Plan. Approval of the 2023 Plan Increase would increase that number to 3,096,798 shares. If the 2023 Plan Increase is approved, the 3,096,798 total available shares are expected to allow for grants over approximately the next two years based on our current share price and historical grant practices, and assuming a stable grantee population, if approved and implemented. On May 19, 2025, the last reported sale price for our common stock on the NYSE American was $0.418 per share.

Description of the 2023 Plan

The material features of the 2023 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2023 Plan. Stockholders are encouraged to read the actual text of the 2023 Plan, which is included in the Proxy Statement as Appendix B. To the extent there is a conflict between the terms of this summary and the Incentive Plan, the terms of the Incentive Plan will control.

Administration. The Incentive Plan is expected to be administered by Calidi’s compensation committee, all of the members of which are outside directors as defined under applicable federal tax laws, or by the board of directors of Calidi acting in place of the compensation committee (the “Incentive Plan Administrator”). Subject to the terms and conditions of the Incentive Plan, the compensation committee will have the authority, among other things, to select the persons to whom awards may be granted, construe and interpret the Incentive Plan, determine the number of shares of common stock or other consideration subject to awards, determine the terms of such awards and prescribe, amend and rescind the rules and regulations relating to the plan or any award granted thereunder, as well as to make all other determinations necessary or advisable for the administration of the Incentive Plan. The Incentive Plan provides that the Calidi Board or compensation committee may delegate its authority, including the authority to grant awards, to one or more executive officers to the extent permitted by applicable law, except, however, that awards granted to non-employee directors may only be established by Calidi’s Board.

Types of Awards. The Incentive Plan allows for the grant of incentive stock options, nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock awards, restricted stock units (“RSUs”), other stock-based awards and other cash-based awards (collectively, the “Awards”) at the discretion of the Incentive Plan Administrator.

Share Reserve. Subject to Sections 2.6 and 21 in the Incentive Plan, and stockholder approval of this 2023 Plan Amendment Proposal the total number of shares of Common Stock (the “Shares”) reserved and available for grant and issuance pursuant to the Incentive Plan will be 3,393,780 Shares, which is equal to approximately 10% of the issued and outstanding voting shares of Calidi determined as of the Record Date, and in addition to shares subject to outstanding awards under the 2019 Equity Incentive Plan and the employment inducement stock option granted to Mr. Poma.

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Lapsed or Returned Awards. If Shares are subject to issuance upon exercise of an option or SAR granted under the Incentive Plan but which cease to be subject to the option or SAR for any reason other than exercise of the option or SAR, are subject to Awards granted under the Incentive Plan that are forfeited or are repurchased by Calidi at the original issue price, are subject to Awards granted under Incentive Plan that otherwise terminate without such Shares being issued or are surrendered pursuant to an Exchange Program (as defined in the Incentive Plan), the Shares subject to such awards will again be available for issuance under the Incentive Plan. If options or stock appreciation rights granted under the Incentive Plan are exercised or RSUs are settled, only the number of shares actually issued upon exercise or settlement of such awards will reduce the number of shares available under the Incentive Plan. If an award is paid out in cash or other property rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Incentive Plan. Shares used to satisfy the tax withholding obligations related to an RSU or used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for grant and issuance in connection with subsequent Awards under this Plan. Shares that otherwise become available for grant and issuance due to the foregoing will not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 in the Incentive Plan.

Shares issued under the Incentive Plan may be authorized but unissued shares or treasury shares. As of the date hereof, no awards have been granted under the Incentive Plan.

Incentive Stock Option Limit. No more than 3,000,000 shares of Calidi’s Common Stock may be issued under the Incentive Plan upon the exercise of ISOs.

Annual Limitation on Compensation of Non-Employee Directors. Non-employee directors are eligible to receive any type of Award offered under this Plan except ISOs. The grant date fair value of awards granted to each non-employee director during any fiscal year of Calidi may not exceed $750,000 (on a per-director basis). This limit is increased to $1,000,000 in the fiscal year a non-employee director is initially appointed or elected to Calidi’s Board. A Non-employee director may elect to receive his or her annual retainer payments and/or meeting fees from Calidi in the form of cash or Awards or a combination thereof, if permitted, and as determined, by the Incentive Plan Administrator.

Eligibility. Employees (including officers), directors and consultants who render services to Calidi or a parent or subsidiary thereof (whether now existing or subsequently established) are eligible to receive awards under the Incentive Plan. ISOs may only be granted to employees of Calidi or a parent or subsidiary thereof (whether now existing or subsequently established).

International Participation. The Incentive Plan Administrator has the authority to determine which subsidiaries of Calidi will be covered by the Incentive Plan, determine which individuals outside the United States are eligible to participate in the Incentive Plan, modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs, and practices, establish subplans and modify applicable grant terms and take any action that the Incentive Plan Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

Repricing. The Incentive Plan Administrator has full authority to reprice options and stock appreciation rights (where such repricing is a reduction in the exercise price of outstanding options or SARs, the consent of the affected participants is not required provided written notice is provided to them) and to approve programs in which options and stock appreciation rights are exchanged for cash or other equity awards on terms the Incentive Plan Administrator determines, with the consent of the respective participants.

Stock Options. A stock option is the right to purchase a certain number of shares of stock at a fixed exercise price which, pursuant to the Incentive Plan, may not be less than 100% of the fair market value of Calidi Common Stock on the date of grant. Subject to limited exceptions, an option may have a term of up to 10 years and will generally expire sooner if the option holder’s service terminates. Options will vest at the rate determined by the Incentive Plan Administrator. An option holder may pay the exercise price of an option in cash, or, with the Incentive Plan Administrator’s consent, with shares of stock the option holder already owns, with proceeds from an immediate sale of the option shares through a broker approved by the Incentive Plan Administrator, through a net exercise procedure or by any other method permitted by applicable law.

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The Incentive Plan Administrator may grant ISOs or NSOs to eligible employees and shall further determine the number of Shares subject to the option, the exercise price of the option, the period during which the option may vest and be exercised, and all other terms and conditions of the option.

With respect to awards granted as ISOs, to the extent that the aggregate fair market value of Calidi Common Stock with respect to which such ISOs are exercisable for the first time by an option holder during any calendar year under all of Calidi’s stock plans exceeds one hundred thousand dollars ($100,000), such options will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of Calidi’s total combined voting power or that of any parent or subsidiary of Calidi unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the ISO does not exceed five years from the date of grant.

Stock Appreciation Rights. A stock appreciation right provides the recipient with the right to the appreciation in a specified number of shares of stock. The Incentive Plan Administrator shall determine the terms of each SAR, including the number of Shares subject to the SAR, the exercise price, which may not be less than the fair market value of Calidi Common Stock on the date of grant, and exercise period, the consideration to be distributed on exercise and settlement of the SAR, and the effect of the termination of service on each SAR. Subject to limited exceptions, a stock appreciation right may have a term of up to 10 years and will generally expire sooner if the recipient’s service terminates. SARs will vest at the rate determined by the Incentive Plan Administrator. Upon exercise of a SAR, the recipient will receive an amount in cash, stock, or a combination of stock and cash determined by the Incentive Plan Administrator, equal to the excess of the fair market value of the shares being exercised over their exercise price.

Restricted Stock Awards. A restricted stock award is an offer by Calidi to sell to an eligible employee that are subject to restrictions. Shares of restricted stock may be issued under the Incentive Plan pursuant to a restricted stock award agreement, for such consideration as the Incentive Plan Administrator may determine, including cash, services rendered or to be rendered to Calidi or such other forms of consideration permitted under applicable law. The Incentive Plan Administrator in its discretion shall determine the number of shares that may be purchased, the purchase price (if any), the restrictions under which the Shares will be subject, and all other terms and conditions of the restricted stock award. Recipients of restricted stock generally have all of the rights of a shareholder with respect to those shares, including voting rights, however any dividends and other distributions on restricted stock will generally be subject to the same restrictions on transferability and forfeitability as the underlying shares.

Restricted Stock Units. A restricted stock unit is a right to receive a share, at no cost to the recipient, upon satisfaction of certain conditions, including vesting conditions, established by the Incentive Plan Administrator pursuant to a restricted stock unit agreement. RSUs vest at the rate determined by the Incentive Plan Administrator and any unvested RSUs will generally be forfeited upon termination of the recipient’s service, provided that no RSU will have a term longer than 10 years. If the RSU is being earned upon satisfaction of performance criteria, the Incentive Plan Administer shall determine the nature, length, and starting date for the RSU, select from among the performance criteria to be used to measure the performance, if any, and determine the number of Shares deemed subject to the RSU. Settlement of RSUs may be made in the form of cash, stock or a combination of cash and stock, as determined by the Incentive Plan Administrator in its sole discretion. Recipients of RSUs generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled. At the Incentive Plan Administrator’s discretion and as set forth in the applicable restricted stock unit agreement, RSUs may provide for the right to dividend equivalents which will generally be subject to the same conditions and restrictions as the RSUs to which they pertain.

Changes to Capital Structure. In the event of certain changes in capitalization, including a stock split, reverse stock split or stock dividend, proportionate adjustments will be made in the number and kind of shares available for issuance under the Incentive Plan, the limit on the number of shares that may be issued under the Incentive Plan as ISOs, the number and kind of shares subject to each outstanding award and/or the exercise price of each outstanding award, subject to any required action by the Calidi Board or Calidi Stockholders and in compliance with applicable securities or other laws. No fractional shares shall be issued.

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Corporate Transactions; Change in Control. If Calidi is party to a merger, consolidation or certain Change in Control transactions, each outstanding award will be treated as described in the definitive transaction agreement, which need not treat all outstanding awards in an identical manner, and, may include the continuation, assumption or substitution of an outstanding award, the cancellation of an outstanding award after an opportunity to exercise or the cancellation of an outstanding award in exchange for a payment equal to the value of the shares subject to such award less any applicable exercise price. In general, if an award held by a participant who remains in service at the effective time of a Change in Control transaction is not continued, assumed or substituted, then the award will vest in full. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute outstanding awards pursuant to a Corporate Transaction (as defined in the Incentive Plan), then the Incentive Plan Administrator will notify each participant that such participant’s award will, if exercisable, be exercisable for a period of time determined by the Incentive Plan Administrator in its sole discretion, and such award will terminate upon the expiration of such period.

Transferability of Awards. Unless the Incentive Plan Administrator determines otherwise, an award generally will not be transferable other than by beneficiary designation, a will or the laws of descent and distribution. The Incentive Plan Administrator may permit transfer of an award in a manner consistent with applicable law.

Amendment and Termination. The Incentive Plan Administrator may amend or terminate the Incentive Plan at any time. Any such amendment or termination will not affect outstanding awards. If not sooner terminated, the Incentive Plan will terminate automatically 10 years after its adoption by the FLAG Board. Shareholder approval is not required for any amendment of the Incentive Plan, unless required by applicable law, government regulation or exchange listing standards.

Certain Federal Income Tax Aspects of Awards Under the Incentive Plan

This is a brief summary of the U.S. federal income tax aspects of awards that may be made under the Incentive Plan based on existing U.S. federal income tax laws as of the date of this proxy statement/prospectus. This summary covers only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the Incentive Plan should consult their own professional tax advisors concerning tax aspects of awards under the Incentive Plan. The discussion below concerning tax deductions that may become available to Calidi Biotherapeutics under U.S. federal tax law is not intended to imply that Calidi will necessarily obtain a tax benefit from those deductions. The tax consequences of awards under the Incentive Plan depend upon the type of award. Changes to tax laws following the date of this proxy statement/prospectus could alter the tax consequences described below.

Incentive Stock Options. No taxable income is recognized by an option holder upon the grant or vesting of an ISO, and no taxable income is recognized at the time an ISO is exercised unless the option holder is subject to the alternative minimum tax. The excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares is includable in alternative minimum taxable income.

If the option holder holds the purchased shares for more than one year after the date the ISO was exercised and more than two years after the ISO was granted (the “required ISO holding periods”), then the option holder will generally recognize long-term capital gain or loss upon disposition of such shares. The gain or loss will equal the difference between the amount realized upon the disposition of the shares and the exercise price paid for such shares. If the option holder disposes of the purchased shares before satisfying either of the required ISO holding periods, then the option holder will recognize ordinary income equal to the fair market value of the shares on the date the ISO was price paid for the shares (or, if less, the amount realized on a sale of such shares). Any additional gain will be a capital gain and will be treated as short-term or long-term capital gain depending on how long the shares were held by the option holder.

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Nonqualified Stock Options. No taxable income is recognized by an option holder upon the grant or vesting of an NSO, provided the NSO does not have a readily ascertainable fair market value. If the NSO does not have a readily ascertainable fair market value, the option holder will generally recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. If the option holder is an employee or former employee, the option holder will be required to satisfy the tax withholding requirements applicable to such income. Upon resale of the purchased shares, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the option holder.

Stock Appreciation Rights. In general, no taxable income results upon the grant of a SAR. A participant will generally recognize ordinary income in the year of exercise equal to the value of the shares or other consideration received. In the case of a current or former employee, this amount is subject to income tax withholding. Upon resale of the shares acquired pursuant to a SAR, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the recipient.

Restricted Stock Awards. A participant who receives an award of restricted stock generally does not recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income when the shares vest, subject to withholding if the participant is an employee or former employee. The amount of taxable income is equal to the fair market value of the shares on the vesting date(s) less the amount, if any, paid for the shares. Alternatively, a participant may make a one-time election to recognize income at the time the participant receives restricted stock in an amount equal to the fair market value of the restricted stock (less any amount paid for the shares) on the date of the award by making an election under Section 83(b) of the Code.

Restricted Stock Unit. In general, no taxable income results upon the grant of an RSU. The recipient will generally recognize ordinary income, subject to withholding if the recipient is an employee or former employee, equal to the fair market value of the shares that are delivered to the recipient upon settlement of the RSU. Upon resale of the shares acquired pursuant to an RSU, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the recipient.

Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award. In general, options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. RSUs are subject to Section 409A unless they are settled within two and one half months after the end of the later of (a) the end of Calidi’s fiscal year in which vesting occurs or (b) the end of the calendar year in which vesting occurs. Restricted stock awards are not generally subject to Section 409A. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income, plus premium interest.

Tax Treatment of Calidi Biotherapeutics. New Calidi will generally be entitled to an income tax deduction at the time and to the extent a participant recognizes ordinary income as a result of an award granted under the Incentive Plan. However, Section 162(m) of the Code may limit the deductibility of certain awards granted under the Incentive Plan. Although the Incentive Plan Administrator considers the deductibility of compensation as one factor in determining executive compensation, the Incentive Plan Administrator retains the discretion to award and pay compensation that is not deductible as it believes that it is in the shareholders’ best interests to maintain flexibility in the approach to executive compensation and to structure a program that Calidi considers to be the most effective in attracting, motivating and retaining key employees.

Consequences of Failing to Approve the Proposal

If the amendment to increase the number of shares authorized under our 2023 Plan is not approved by stockholders, the 2023 Plan will continue in full force and effect in accordance with its terms. Once the share reserve under the 2023 Plan is exhausted, we may elect to provide compensation through other means, such as cash-settled awards or other cash compensation, to assure that we and our affiliates can attract and retain qualified personnel.

Vote Required

Approval of the 2023 Plan Amendment requires the affirmative vote of the holders of a majority of the votes cast for at the Annual Meeting. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank, or other nominee may not vote for this proposal, and those votes will be counted as “broker non-votes.” Broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the same effect as an “AGAINST” vote on this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 4

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PROPOSAL 5

TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING,
IF NECESSARY OR ADVISABLE, TO SOLICIT ADDITIONAL PROXIES.

In this proposal, we are asking our stockholders to authorize us to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve the Reverse Stock Split Proposal or the 2023 Plan Amendment Proposal described in this Proxy Statement at the Annual Meeting. If our stockholders approve this proposal, we could adjourn the Annual Meeting, to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of any adjournment of less than thirty (30) days is required to be given if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting; provided, that in the absence of a quorum, the affirmative vote of the holders of a majority of the shares represented thereat is required for the Adjournment Proposal. We understand that this Adjournment Proposal will be considered “routine” by the NYSE American and, accordingly, broker non-votes are not expected on this proposal. Abstentions will have no effect with respect to the vote on the Adjournment Proposal (assuming the presence of a quorum), or, in the absence of a quorum, will have the same effect as a vote “AGAINST” the Adjournment Proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 5.

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STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Submission of Stockholder Nominations for Director

Stockholders may propose candidates for board membership by providing timely written notice to the Company’s Corporate Secretary at Calidi Biotherapeutics, Inc., 4475 Executive Drive, Suite 200 San Diego, CA 92121. To be timely, Section 2.4 of our Amended and Restated Bylaws (the “Bylaws”) requires that a stockholder’s written notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Company. We will be holding our annual meeting on July 9, 2025; accordingly, with respect to our 2026 annual meeting of stockholders (the “2026 Annual Meeting”), our Bylaws require written notice to be delivered to the Corporate Secretary at the principal executive offices of the Company, as early as March 11, 2026, but no later than May 11, 2026, unless the 2026 Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from July 9, 2026.

A stockholder’s notice for the nomination of any person(s) for election to the Board of Directors must include all the information relating to such nominee and to the proposing stockholder as set forth under Section 2.5(c) of the Bylaws. In addition, to be eligible to be a candidate for election as a director, each proposed nominee must deliver to the Company’s Corporate Secretary at the principal executive offices of the Company information required under Section 2.5(f) of the Bylaws. Our Bylaws can be found at: https://www.sec.gov/Archives/edgar/data/1855485/000119312523237077/d894152dex32.htm and the amendment at: https://www.sec.gov/Archives/edgar/data/1855485/000149315224008601/ex3-1.htm.

All stockholder nominations shall comply with all applicable requirements of the Exchange Act. The Company may require also any proposed nominee to furnish such other information as it may reasonably require, to determine the eligibility of that proposed nominee to serve as a director of the Company.

Submission of Stockholder Proposals

Pursuant to Section 2.5 of the Bylaws, a stockholder who wishes to have a proposal be included in our proxy statement and form of proxy relating to the 2026 Annual Meeting must deliver a written copy of their proposal to the Corporate Secretary at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Company. As discussed above, we will be holding our annual meeting on July 9, 2025; accordingly, with respect to our 2026 Annual Meeting, our Bylaws require written notice to be delivered to the Corporate Secretary at the principal executive offices of the Company, as early as March 11, 2026, but no later than May 11, 2026, unless the 2026 Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from July 9, 2026.

Stockholder proposals must include, as to each matter proposed, the information required under Section 2.4(c)(iii) of the Bylaws and the information required of the proposing stockholder under Sections 2.4(c)(i) and 2.4(c)(ii) of the Bylaws. In addition, all proposals must comply with the provisions of the Bylaws and Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, unless such proposal is being made only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Company’s proxy statement. See “Rule 14a-8” below.

Rule 14a-8

Pursuant to Section 2.4 of the Bylaws, the submission procedures for stockholder proposals described above shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Company of the stockholder’s intention to present the proposal at an annual or Annual Meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such meeting. Under Rule 14a-8, the deadline to submit a proposal is not less than one hundred twenty (120) days before the date of the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, which was filed with the SEC on August 20, 2024. However, if the date of the 2026 Annual Meeting has been changed by more than thirty (30) days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, the Company strongly encourages stockholders who wish to submit a proposal or nomination to seek independent counsel. The Company will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaws and Rule 14a-8 requirements. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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Rule 14a-19

In order for stockholders to give timely notice of director nominations at our 2026 Annual Meeting for inclusion on a universal proxy card under Rule 14a-19 of the Exchange Act (“Rule 14a-19”), notice must be submitted by the same deadline as disclosed above under the advance notice procedures set forth in our Bylaws and must also include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) of the Exchange Act.

Mailing Instructions

Stockholder written proposals should be delivered to Calidi Biotherapeutics, Inc., c/o Corporate Secretary, 4475 Executive Drive, Suite 200 San Diego, CA 92121. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

SHARING THE SAME LAST NAME AND ADDRESS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our proxy statement mailed to you, please submit a request to our Corporate Secretary at Calidi Biotherapeutics, Inc., 4475 Executive Drive, Suite 200, San Diego, California 92121 or contact us by phone at (858) 794-9600 or ir@calidibio.com, and we will promptly send you what you have requested. You can also contact our Corporate Secretary at the telephone number provided if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, we do not know of any matter to be acted upon at the Annual Meeting other than the matters described in this Proxy Statement.

The Board invites you to attend the Annual Meeting virtually. Whether or not you expect to attend the Annual Meeting virtually, please submit your vote by Internet, telephone or postal mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE READ THIS PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR POSTAL MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

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APPENDIX A

Certificate of Amendment

to the

Certificate of Incorporation

Of

Calidi Biotherapeutics, INC.

This Certificate of Amendment to the Certificate of Incorporation of Calidi Biotherapeutics, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, is hereby duly adopted pursuant to and in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

1. Article 4, Part A of the Certificate of Incorporation of the Corporation is hereby amended by adding the following paragraph immediately after the first paragraph of Article 4:

“Contingent upon filing and effective as of 12:01 a.m. on [EFFECTIVE DATE] (the “Effective Time”), each [# IN WORDS] ([#]) shares Common Stock issued and outstanding prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Split”). No fractional share shall be issued in connection with the foregoing combination of the shares pursuant to the Reverse Split. A holder of Common Stock who would otherwise be entitled to receive a fractional share as a result of the Reverse Split will receive one whole share of Common Stock in lieu of such fractional share.

The Reverse Split shall occur automatically without any further action by the holders of Common Stock, and whether or not the certificates representing such shares have been surrendered to the Corporation; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable as a result of the Reverse Split unless the existing certificates evidencing the applicable shares of stock prior to the Reverse Split are either delivered to the Corporation, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed, and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation, for the purpose of amending the Certificate of Incorporation pursuant to the Delaware General Corporation Law, does hereby make and file this Certificate of Amendment, hereby declaring and certifying that the facts herein stated are true, and accordingly has hereunto set his hand this [DATE] day of [MONTH], [YEAR].

This Certificate of Amendment shall become effective at 12:01 a.m. on [EFFECTIVE DATE].

By:
Title:	Chief Executive Officer
Name:	Eric Poma

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APPENDIX B

CALIDI BIOTHERAPEUTICS, INC.

2023 EQUITY INCENTIVE PLAN

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries, and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28.

2. SHARES SUBJECT TO THE PLAN.

2.1. Number of Shares Available. Subject to Sections 2.6 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 3,937,802 Shares, equal to 10% of the issued and outstanding Shares of the Company determined as of immediately after the Effective Date (after giving effect to the Redemption) or such lesser amount as determined by the Board at such time.

2.2. Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR, (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price, (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash or other property rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to satisfy the tax withholding obligations related to an RSU will become available for future grant or sale under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for grant and issuance in connection with subsequent Awards under this Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 will not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3. Minimum Share Reserve. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.5 ISO Limitation. No more than 3,000,000 Shares will be issued pursuant to the exercise of ISOs granted under the Plan.

2.6. Adjustment of Shares. If the number or class of outstanding Shares is changed by a stock dividend, extraordinary dividend or distribution (whether in cash, shares, or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off, or similar change in the capital structure of the Company, without consideration, then (a) the number and class of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, including Shares reserved under sub-clauses (a)-(e) of Section 2.1, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, (c) the number and class of Shares subject to other outstanding Awards, and (d) the maximum number and class of Shares that may be issued as ISOs set forth in Section 2.5, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities or other laws, provided that fractions of a Share will not be issued.

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If, by reason of an adjustment pursuant to this Section 2.6, a Participant’s Award Agreement or other agreement related to any Award, or the Shares subject to such Award, covers additional or different shares of stock or securities, then such additional or different shares, and the Award Agreement or such other agreement in respect thereof, will be subject to all of the terms, conditions, and restrictions which were applicable to the Award or the Shares subject to such Award prior to such adjustment.

3. ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors, and Non-Employee Directors, provided that such Consultants, Directors, and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

4. ADMINISTRATION.

4.1. Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms, and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board will establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement, and any other agreement or document executed pursuant to this Plan

(b) prescribe, amend, and rescind rules and regulations relating to this Plan or any Award;

(c) select persons to receive Awards;

(d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary, or Affiliate;

(h) grant waivers of Plan or Award conditions;

(i) determine the vesting, exercisability, and payment of Awards;

(j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k) determine whether an Award has been vested and/or earned;

(l) determine the terms and conditions of any, and to institute any Exchange Program;

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(m) reduce, waive or modify any criteria with respect to Performance Factors;

(n) adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events, or circumstances to avoid windfalls or hardships;

(o) adopt terms and conditions, rules, and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States or to qualify Awards for special tax treatment under laws of jurisdictions other than the United States;

(p) exercise discretion with respect to Performance Awards;

(q) make all other determinations necessary or advisable for the administration of this Plan; and

(r) delegate any of the foregoing to a subcommittee or to one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law.

4.2. Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee will be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution will be final and binding on the Company and the Participant.

4.3. Section 16 of the Exchange Act. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).

4.4. Documentation. The Award Agreement for a given Award, the Plan, and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

4.5. Non-U.S. Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company, its Subsidiaries, and Affiliates operate or have Employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs, and practices; (d) establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices, if necessary); and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals, provided, however, that no action taken under this Section 4.5 will increase the Share limitations contained in Section 2.1 hereof. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

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5. OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants, and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.

5.1. Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length, and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2. Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3. Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option, provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4. Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted, provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5. Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third-party administrator), and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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5.6. Termination of Service. If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise of an ISO beyond three (3) months after the date Participant’s employment terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.

(a) Death. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(b) Disability. If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date the Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options.

(c) Cause. Unless otherwise determined by the Committee, if the Participant’s Service terminates for Cause, then Participant’s Options (whether or not vested) will expire on the date of termination of Participant’s Service if the Committee has reasonably determined in good faith that such cessation of Services has resulted in connection with an act or failure to act constituting Cause (or such Participant’s Services could have been terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time such Participant terminated Service), or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options. Unless otherwise provided in an employment agreement, Award Agreement, or other applicable agreement, Cause will have the meaning set forth in the Plan.

5.7. Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 5.7, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.8. Modification, Extension or Renewal. The Committee may modify, extend, or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed, or otherwise altered will be treated in

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accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants, provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.9. No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended, or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code, other than upon a Corporate Transaction.

6. RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled by issuance of those Shares (which may consist of Restricted Stock) or in cash. All RSUs will be made pursuant to an Award Agreement.

6.1. Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU, (b) the time or times during which the RSU may be settled, (c) the consideration to be distributed on settlement, and (d) the effect of the Participant’s termination of Service on each RSU, provided that no RSU will have a term longer than ten (10) years. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length, and starting date of any Performance Period for the RSU; (ii) select from among the Performance Factors to be used to measure the performance, if any; and (iii) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria. The Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring changes, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

6.2. Form and Timing of Settlement. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.

6.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

7. RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell or grant to an eligible Employee, Consultant, or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

7.1. Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer to purchase such Restricted Stock Award will terminate, unless the Committee determines otherwise.

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7.2. Purchase Price. The Purchase Price for Shares issued pursuant to a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

7.3. Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified period of Service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee will: (a) determine the nature, length, and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

7.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

8. STOCK BONUS AWARDS. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent, Subsidiary, or Affiliate. All Stock Bonus Awards will be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

8.1. Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified period of Service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee will: (a) determine the restrictions to which the Stock Bonus Award is subject, including the nature, length, and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors, if any, to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

8.2. Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

8.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

9. STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash or Shares (which may consist of Restricted Stock) having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs will be made pursuant to an Award Agreement.

9.1. Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR, (b) the Exercise Price and the time or times during which the SAR may be exercised and settled, (c) the consideration to be distributed on exercise and settlement of the SAR, and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be

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determined by the Committee when the SAR is granted and may not be less than Fair Market Value of the Shares on the date of grant. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length, and starting date of any Performance Period for each SAR; and (ii) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

9.2. Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement will set forth the expiration date, provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

9.3. Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price, by (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.

9.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

10. PERFORMANCE AWARDS.

10.1. Types of Performance Awards. A Performance Award is an award to an eligible Employee, Consultant, or Director that is based upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee, and may be settled in cash, Shares (which may consist of, without limitation, Restricted Stock), other property, or any combination thereof. Grants of Performance Awards will be made pursuant to an Award Agreement that cites Section 10 of the Plan. The Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring changes, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(a) Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded, and determine the number of Performance Shares and the terms and conditions of each such Award. Each Performance Share will have an initial value equal to the Fair Market Value of as Share on the date of grant. Performance Shares will consist of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance

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goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee will determine in its sole discretion.

(b) Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded, and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units will consist of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.

(c) Cash-Settled Performance Awards. The Committee may also grant cash-settled Performance Awards to Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant performance period.

10.2. Terms of Performance Awards. The Committee will determine, and each Award Agreement will set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares, (c) the Performance Factors and Performance Period that will determine the time and extent to which each award of Performance Shares will be settled, (d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (i) determine the nature, length, and starting date of any Performance Period; (ii) select from among the Performance Factors to be used; and (iii) determine the number of Shares deemed subject to the award of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. Prior to settlement the Committee will determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.

10.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

11. PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(b) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company, subject to applicable law and Section 409A of the Code;

(c) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(d) by any combination of the foregoing; or

(e) by any other method of payment as is permitted by applicable law.

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The Committee may limit the availability of any method of payment, to the extent the Committee determines, in its discretion, such limitation is necessary or advisable to comply with applicable law or facilitate the administration of the Plan.

12. GRANTS TO NON-EMPLOYEE DIRECTORS.

12.1. General. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. No Non-Employee Director may receive Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceed Seven Hundred Fifty Thousand Dollars ($750,000) in value (as described below) in any calendar year; provided, however, that a Non-Employee Director may receive up to One Million Dollars ($1,000,000) in value in his or her initial year of service as a Non-Employee Director. The value of Awards for purposes of complying with this maximum will be determined as follows: (a) for Options and SARs, grant date fair value will be calculated using the Company’s regular valuation methodology for determining the grant date fair value of Options for reporting purposes, and (b) for all other Awards other than Options and SARs, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number of Shares subject to the Award, or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of Shares subject to the Award as determined by the Committee. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 12.1.

12.2. Eligibility. Awards pursuant to this Section 12 will be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.3. Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards will vest, become exercisable, and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.4. Election to Receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, if permitted, and as determined, by the Committee. Such Awards will be issued under the Plan. An election under this Section 12.4 will be filed with the Company on the form prescribed by the Company.

13. WITHHOLDING TAXES.

13.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or a tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary, or Affiliate, as applicable, employing the Participant an amount sufficient to satisfy applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax liability legally due from the Participant (the tax-related items, the “Tax-Related Items”) prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items. Unless otherwise determined by the Committee and subject to applicable law, the Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.

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13.2. Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such Tax Related Items legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the Tax-Related Items to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value equal to the Tax-Related Items to be withheld, or (d) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws.

14. TRANSFERABILITY. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards will be exercisable: (a) during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted Transferee. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (a) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (b) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company or its Parent or any Subsidiary, (c) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (d) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (e) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.

15. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1. Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award. In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement will be deemed to have been reinvested in additional Shares or otherwise reinvested. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to such stock dividends or stock distributions with respect to Unvested Shares, and any such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. The Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant will be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares underlying an Award during the period beginning on the date the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited provided, that no Dividend Equivalent Right

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will be paid with respect to the Unvested Shares, and such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. Such Dividend Equivalent Rights, if any, will be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares.

15.2. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16. CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends, and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state, or foreign securities law, or any rules, regulations, and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted, and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

17. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note, provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18. REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Subject to Section 24, without prior stockholder approval the Committee may (a) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such Shares under any state, federal, or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance

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with the registration, qualification, or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange, or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary, or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary, or Affiliate to terminate Participant’s employment or other relationship at any time.

21. CORPORATE TRANSACTIONS.

21.1. Assumption or Replacement of Awards by Successor. In the event that the Company is subject to a Corporate Transaction, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Corporate Transaction, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Corporate Transaction:

(a) The continuation of an outstanding Award by the Company (if the Company is the successor entity).

(b) The assumption of an outstanding Award by the successor or acquiring entity (if any) of such Corporate Transaction (or by its parents, if any), which assumption, will be binding on all selected Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable.

(c) The substitution by the successor or acquiring entity in such Corporate Transaction (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable).

(d) The full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or re-acquire shares acquired under an Award or lapse of forfeiture rights with respect to shares acquired under an Award.

(e) The settlement of the full value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value equal to the required amount, followed by the cancellation of such Awards; provided however, that such Award may be cancelled if such Award has no value, as determined by the Committee, in its discretion.

Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 21.1(e), the fair market value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(f) The cancellation of outstanding Awards in exchange for no consideration.

The Board shall have full power and authority to assign the Company’s right to repurchase or re-acquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring

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corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then the Committee will notify each Participant in writing or electronically that such Participant’s Award will, if exercisable, be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction and treatment may vary from Award to Award and/or from Participant to Participant.

21.2. Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards will not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

21.3. Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of laws rules).

24. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan, provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval. No termination or amendment of the Plan will affect any then-outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan or any outstanding Award may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation, or rule.

25. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26. INSIDER TRADING POLICY. Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees,

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officers, and/or Directors of the Company, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.

27. ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY. All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to officers, Employees, Directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

28. DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

28.1. “Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls, or is under common control with, the Company, and (b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

28.2. “Award” means any award under the Plan, including any Option, Performance Award, Cash Award, Restricted Stock, Stock Bonus, Stock Appreciation Right, or Restricted Stock Unit.

28.3. “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

28.4. “Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.

28.5. “Board” means the Board of Directors of the Company.

28.6. “Cause” means (i) an unauthorized use or disclosure by Participant of the Company’s confidential information or trade secrets, (ii) a material breach of any agreement between Participant and the Company, (iii) a material failure to comply with the Company’s written policies or rules that has caused or is reasonably likely to cause injury to the Company, its successor, or its affiliates, or any of their business, (iv) conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof, (v) willful misconduct that has caused or is reasonably likely to cause injury to the Company, its successor, or its affiliates, or any of their businesses, (vi) embezzlement, (vii) failure to cooperate with the Company in any investigation or formal proceeding if the Company has requested Participant’s reasonable cooperation, (viii) violation of any applicable federal, state or foreign statutes or laws that govern or regulate employment, pharmaceutical drugs or securities, including but not limited to the laws enforced by the federal Equal Employment Opportunity Commission, Department of Labor, Food and Drug Administration, Securities and Exchange Commission and Department of Justice or (ix) a continued failure to perform assigned duties after receiving written notification of such failure from the Company’s Chief Executive Officer or Board; provided that Participant must be provided with written notice of Participant’s termination for “Cause” and Participant must be provided with a thirty (30) day period following Participant’s receipt of such notice to cure the event(s) that trigger “Cause,” with the Company’s Chief Executive Officer or Board making the final determination whether Participant has cured any Cause. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. This definition does not in any way limit the

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Company’s or any Parent’s or Subsidiary’s ability to terminate a Participant’s employment or services at any time. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement, Award Agreement, or other applicable agreement with any Participant, provided that such document explicitly supersedes the definition provided in this Section.

28.7. “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

28.8. “Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

28.9. “Common Stock” means the common stock of the Company.

28.10. “Company” means First Light Acquisition Group, Inc., a Delaware corporation, which following the Effective Date will be known as Calidi Biotherapeutics, Inc. a Delaware corporation.

28.11. “Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary, or Affiliate to render services to such entity.

28.12. “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” or Persons acting as a group (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities, provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation;, or (d) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subclause (d), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

28.13. “Director” means a member of the Board.

28.14. “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any

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substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

28.15. “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock, or other property dividends in amounts equal equivalent to cash, stock, or other property dividends for each Share represented by an Award held by such Participant.

28.16. “Effective Date” means the Closing Date as defined in the Merger Agreement, subject to approval of the Plan by the Company’s stockholders.

28.17. “Employee” means any person, including officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary, or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

28.18. “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

28.19. “Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled, or exchanged for cash, the same type of Award, or a different Award (or combination thereof); or (b) the exercise price of an outstanding Award is increased or reduced.

28.20. “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

28.21. “Fair Market Value” means, as of any date, the value of a Share, determined as follows:

(a) if such common stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination (if the date of determination falls on a day when the principal national securities exchange is not open, the date of determination will be on the next business day) on the principal national securities exchange on which the common stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) if such common stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination (if the date of determination falls on a day when the principal trading market is not open, the date of determination will be on the next business day) as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c) if neither (a) nor (b) apply, by the Board or the Committee in good faith, and, as applicable, in accordance with Section 409A of the Code.

28.22. “Insider” means an officer or Director of the Company or any other person whose transactions in the Company’s common stock are subject to Section 16 of the Exchange Act.

28.23 [RESERVED]

28.24. “IRS” means the United States Internal Revenue Service.

28.25. “Merger Agreement” means that certain Agreement and Plan of Merger by and among First Light Acquisition Group, Inc., FLAG Merger Sub, Inc., First Light Acquisition Group, LLC, Allan Camaisa and Calidi Biotherapeutics, Inc., dated as of January 9, 2023, as amended.

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28.26. “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent, Subsidiary, or Affiliate.

28.27. “Option” means an award of an option to purchase Shares pursuant to Section 5.

28.28. “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

28.29. “Participant” means a person who holds an Award under this Plan.

28.30. “Performance Award” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.

28.31. “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

(a) profit before tax;

(b) billings;

(c) revenue;

(d) net revenue;

(e) earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation, and amortization);

(f) operating income;

(g) operating margin;

(h) operating profit;

(i) controllable operating profit or net operating profit;

(j) net profit;

(k) gross margin;

(l) operating expenses or operating expenses as a percentage of revenue;

(m) net income;

(n) earnings per share;

(o) total stockholder return;

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(p) market share;

(q) return on assets or net assets;

(r) the Company’s stock price;

(s) growth in stockholder value relative to a pre-determined index;

(t) return on equity;

(u) return on invested capital;

(v) cash flow (including free cash flow or operating cash flows);

(w) cash conversion cycle;

(x) economic value added;

(y) individual confidential business objectives;

(z) contract awards or backlog;

(aa) overhead or other expense reduction;

(bb) credit rating;

(cc) strategic plan development and implementation;

(dd) succession plan development and implementation;

(ee) improvement in workforce diversity;

(ff) customer indicators and/or satisfaction;

(gg) new product invention or innovation;

(hh) attainment of research and development milestones;

(ii) improvements in productivity;

(jj) bookings;

(kk) attainment of objective operating goals and employee metrics;

(ll) sales;

(mm) expenses;

(nn) balance of cash, cash equivalents, and marketable securities;

(oo) completion of an identified special project;

(pp) completion of a joint venture or other corporate transaction;

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(qq) employee satisfaction and/or retention;

(rr) research and development expenses;

(ss) working capital targets and changes in working capital; and

(tt) any other metric that is capable of measurement as determined by the Committee.

The Committee may provide for one or more equitable adjustments to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant, such as but not limited to, adjustments in recognition of unusual or non-recurring items such as acquisition related activities or changes in applicable accounting rules. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

28.32. “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.

28.33. “Performance Share” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.

28.34. “Performance Unit” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.

28.35. “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

28.36. “Plan” means this Calidi Biotherapeutics, Inc. 2023 Equity Incentive Plan.

28.37. “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

28.38. “Redemption” has the meaning set forth in the Merger Agreement.

28.39. “Restricted Stock Award” means an Award as defined in Section 6 and granted under the Plan, or issued pursuant to the early exercise of an Option.

28.40. “Restricted Stock Unit” means an Award as defined in Section 9 and granted under the Plan.

28.41. “SEC” means the United States Securities and Exchange Commission.

28.42. “Securities Act” means the United States Securities Act of 1933, as amended.

28.43. “Service” means service as an Employee, Consultant, Director, or Non-Employee Director, to the Company or a Parent, Subsidiary, or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the

B-20

case of (a) sick leave, (b) military leave, or (c) any leave of absence approved by the Company; provided however, that such leave is for a period of not more than 90 days (x) unless reemployment upon the expiration if such leave is guaranteed by contract or statute, or (y) unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification to vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military or other protected leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide Service to the Company throughout the leave on the same terms as he or she was providing Service immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided, however, that a change in status between an Employee, Consultant, Director or Non-Employee Director shall not terminate the Participant’s Service, unless determined by the Committee, in its discretion or to the extent set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service.

28.44. “Shares” means shares of the Common Stock and the common stock of any successor entity of the Company.

28.45. “Stock Appreciation Right” means an Award defined in Section 8 and granted under the Plan.

28.46. “Stock Bonus” means an Award defined in Section 7 and granted under the Plan.

28.47. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

28.48. “Treasury Regulations” means regulations promulgated by the United States Treasury Department.

28.49. “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

B-21

ANNUAL MEETING OF THE STOCKHOLDERS OF

CALIDI BIOTHERAPEUTICS, INC.

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, the Annual Report on Form 10K, the proxy statement and the proxy card are available at https://www.astproxyportal.com/ast/27961

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230300030300001000 1 070925

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES in Proposal 1, and FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class II Directors:

NOMINEES:
- ○ James Schoeneck
- ○ George Peoples

☐ FOR THE NOMINEES

☐ WITHHOLD AUTHORITY FOR THE NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF THE STOCKHOLDERS OF

CALIDI BIOTHERAPEUTICS, INC.

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://meetings.lumiconnect.com/200-624-854-268 (password: calidi2025) and be sure to have your control number available (please see the table to the right on this proxy card). **You may vote during the meeting using your control # and password noted on this proxy card**.

GO GREEN - e-Consent makes it easy to go paperless. Further details are provided in the Proxy Statement.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, the Annual Report on Form 10K, the proxy statement and proxy card are available at https://www.astproxyportal.com/ast/27961

Please detach along perforated line and mail in the envelope provided IF you are NOT voting via telephone or the Internet.

20230300030300001000 1 070925

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES in Proposal 1, and FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class II Directors:

☐ FOR THE NOMINEES

☐ WITHHOLD AUTHORITY FOR THE NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ James Schoeneck
○ George Peoples

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CALIDI BIOTHERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS JULY 9, 2025 AT 9:30 AM PACIFIC TIME

The undersigned, a stockholder of Calidi Biotherapeutics, Inc. (the “Company”), does hereby appoint and authorize Wendy Pizarro, and Andrew Jackson, or any of them, each with the full power of substitution, to represent the undersigned and vote all of the shares of common stock of the Company held of record as of the close of business on May 19, 2025 with all of the powers that the undersigned would possess if personally present, at the virtual Annual Meeting of Stockholders of the Company on July 9, 2025, at https://meetings.lumiconnect.com/200-624-854-268 (password: calidi2025) or at any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given.

In their discretion, Ms. Pizarro, Mr. Jackson or any of them, are authorized to vote upon such other business that is properly brought before the 2025 Annual Meeting of Stockholders.

(Continued and to be signed on the reverse side)

1.1 14475